                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-83750





                               INCOME MANAGERSM
                           ROLLOVER IRA PROSPECTUS


                            DATED NOVEMBER 1, 1995


         COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                  Issued By:
          The Equitable Life Assurance Society of the United States

This prospectus describes individual retirement annuity (IRA) certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ROLLOVER IRA) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Under the Rollover IRA we will accept only initial contributions that are rollover contributions or that are direct transfers from other individual retirement arrangements, as described in this prospectus. A minimum initial contribution of $10,000 is required to put a Certificate into effect.


The Rollover IRA is designed to provide retirement income. Contributions accumulate on a tax-deferred basis and can be distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives. The distribution methods include the IRA ASSURED PAYMENT OPTION, IRA ASSURED PAYMENT OPTION PLUS, and a variety of payout options, including variable annuities and fixed annuities. The IRA Assured Payment Option and IRA Assured Payment Option Plus are also available for election in the application if you are interested in receiving distributions rather than accumulating funds.

The Rollover IRA offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 9 variable investment funds (INVESTMENT FUNDS) and each Guarantee Period (GUARANTEE PERIOD) in the Guaranteed Period Account.


                                Investment Funds
------------------------------------------------------------------------------      Guarantee Periods
Asset Allocation Series:      Equity Series:          Fixed Income Series:          Expiration Dates:
----------------------------  ----------------------  ------------------------  ------------------------
o Conservative Investors      o Growth & Income       o Money Market                   February 15,
o Growth Investors            o Common Stock          o Intermediate            o 1996 through 2005*
                              o Global                Government Securities     o 1996 through 2010**
                              o International
                              o Aggressive Stock


------------

 *On January 1, 1996, the Guarantee Period with an Expiration Date of February 15, 2006 will become available and the Guarantee Period expiring on February 15, 1996 will no longer be available for new allocations.

**Available under the IRA Assured Payment Option and IRA Assured Payment Option Plus. On January 1, 1996 a Guarantee Period with an Expiration Date of February 15, 2011 will become available and the Guarantee Period expiring on February 15, 1996 will no longer be available for new allocations.


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by separate accounts of insurance companies. The prospectus for the Trust, which accompanies this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates.

This prospectus provides information about the Rollover IRA that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by a current prospectus for the Trust, which you should also read carefully.


Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated November 1, 1995, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                                Copyright 1995
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1994 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

PROSPECTUS TABLE OF CONTENTS

GENERAL TERMS                                 PAGE 4
FEE TABLE                                     PAGE 6
PART 1: SUMMARY                               PAGE 9
What is the Rollover IRA?                        9
Investment Options                               9
Contributions                                    9
Transfers                                        9
Free Look Period                                 9
Services We Provide                              9
Death Benefits                                  10
Surrendering the Certificates                   10
Distribution Methods                            10
Taxes                                           11
Deductions from Annuity Account Value           11
Deductions from Investment Funds                11
Trust Charges to Portfolios                     11
PART 2: EQUITABLE LIFE, THE SEPARATE
  ACCOUNT AND THE INVESTMENT FUNDS           PAGE 12
Equitable Life                                  12
Separate Account No. 45                         12
The Trust                                       12
The Trust's Investment Adviser                  13
Investment Policies and Objectives of
  the Trust's Portfolios                        14
PART 3: INVESTMENT PERFORMANCE               PAGE 15
Performance Data for a Certificate              15
Rate of Return Data for Investment
  Funds                                         16
Communicating Performance Data                  19
Money Market Fund and Intermediate
  Government Securities Fund Yield
  Information                                   20
PART 4: THE GUARANTEED PERIOD ACCOUNT        PAGE 21
Guarantee Periods                               21
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to the
  Expiration Date                               22
Death Benefit Amount                            23
Investments                                     23
PART 5: PROVISIONS OF THE CERTIFICATES
  AND SERVICES WE PROVIDE                    PAGE 24
Availability of the Certificates                24
Contributions Under the Certificates            24
Methods of Payment                              24
Allocation of Contributions                     25
Free Look Period                                25
Annuity Account Value                           26
Transfers Among Investment Options              26
Dollar Cost Averaging                           27
Death Benefit                                   27
Cash Value                                      28
Surrendering the Certificates to
  Receive the Cash Value                        28
When Payments are Made                          29
Assignment                                      29
Distribution of the Certificates                29
PART 6: DISTRIBUTION METHODS UNDER THE
  CERTIFICATES                               PAGE 30
IRA Assured Payment Option                      30
IRA Assured Payment Option Plus                 33
Withdrawals                                     35
Income Annuity Options                          37
PART 7: DEDUCTIONS AND CHARGES               PAGE 38
Charges Deducted from the Annuity
  Account Value                                 38
Charges Deducted from the Investment
  Funds                                         39
Trust Charges to Portfolios                     39
Sponsored Arrangements                          40
PART 8: VOTING RIGHTS                        PAGE 41
Trust Voting Rights                             41
Voting Rights of Others                         41
Separate Account Voting Rights                  41
Changes in Applicable Law                       41
PART 9: TAX ASPECTS OF THE CERTIFICATES      PAGE 42
Tax-Qualified Individual Retirement
  Annuities (IRAs)                              42
Penalty Tax on Early Distributions              46
Tax Penalty for Insufficient
  Distributions                                 47
Tax Penalty for Excess Distributions or
  Accumulation                                  47
Federal and State Income Tax
  Withholding                                   47
Generation Skipping Tax                         48
Impact of Taxes to Equitable Life               48
Transfers Among Investment Options              48
Tax Changes                                     48
PART 10: INDEPENDENT ACCOUNTANTS             PAGE 49



APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE  PAGE 50
APPENDIX II: GUARANTEED MINIMUM
  DEATH BENEFIT (GMDB) EXAMPLE               PAGE 51
APPENDIX III: GMDB SPECIAL ADJUSTMENT        PAGE 52
APPENDIX IV: EXAMPLE OF PAYMENTS
  UNDER THE IRA ASSURED PAYMENT OPTION
  AND IRA APO PLUS                           PAGE 53
APPENDIX V: IRS TAX DEDUCTION TABLE          PAGE 54
STATEMENT OF ADDITIONAL INFORMATION TABLE OF
  CONTENTS                                   PAGE 55

GENERAL TERMS

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining annuity benefits.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Rollover IRA Certificate. See "Annuity Account Value" in Part 5.

ANNUITY COMMENCEMENT DATE--The date on which amounts will be applied under an income annuity option.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns a Rollover IRA Certificate and has the right to exercise all rights under the Certificate. The Certificate Owner must also be the Annuitant.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The date on which you are enrolled under the group annuity contract, or the effective date of the individual contract. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates.

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

IRA--An individual retirement annuity, as defined in Section 408(b) of the Code.


IRA ASSURED PAYMENT OPTION--A distribution option which provides guaranteed lifetime income. The IRA Assured Payment Option may be elected in the application or elected as a distribution option at a later date. Under this option amounts are allocated to the Guarantee Periods and the Life Contingent Annuity. No amounts may be allocated to the Investment Funds.

IRA ASSURED PAYMENT OPTION PLUS--A distribution option which provides guaranteed lifetime income. The IRA Assured Payment Option Plus may be elected in the application or as a distribution option at a later date. Under this option amounts are allocated to the Guarantee Periods, the Life Contingent Annuity and to the Investment Funds. The amount in the Investment Funds is then systematically converted to increase the guaranteed lifetime income.


LIFE CONTINGENT ANNUITY--Provides guaranteed lifetime income beginning at a future date. Amounts may only be applied under the Life Contingent Annuity through election of the IRA Assured Payment Option and the IRA Assured Payment Option Plus.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 1.

SAI--The statement of additional information for the Separate Account under the Rollover IRA.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of the Trust. Premium tax charges may also be applicable. For a complete description of the charges under the Certificate, see "Part 7: Deductions and Charges." For a complete description of the Trust's charges and expenses, see the prospectus for the Trust.


As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds, all or a portion of the annual contract fee, if any, may be deducted from your Annuity Account Value in the Guaranteed Period Account rather than the Investment Funds. See "Part 7: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."


OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)

WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon surrender or for certain withdrawals. The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1")(1)

 CONTRACT
    YEAR
----------
      1 ...   7.00%
      2 ...   6.00
      3 ...   5.00
      4 ...   4.00
      5 ...   3.00
      6 ...   2.00
      7 ...   1.00
      8 + .   0.00

TRANSFER CHARGE (2) ............................................................................   $0.00
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (percentage deducted annually on each Processing Date
 as a percentage of the guaranteed minimum death benefit then in effect)(3) ....................    0.20%
ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING DATE)(4)
-----------------------------------------------------------------------------------------------
 If the initial contribution is less than $25,000 ..............................................     $30
 If the initial contribution is $25,000 or more ................................................      $0
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
-----------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE ..............................................................    0.90%
ASSET BASED ADMINISTRATIVE CHARGE ..............................................................    0.25%
                                                                                                 -------
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ........................................................    1.15%
                                                                                                 =======

TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS IN EACH
PORTFOLIO)


                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                   CONSERVATIVE     GROWTH      GROWTH &    COMMON
                                    INVESTORS      INVESTORS     INCOME     STOCK     GLOBAL
                                 --------------  -----------  ----------  --------  --------
Investment Advisory Fee               0.55%          0.54%       0.55%      0.36%     0.54%
Other Expenses                        0.04%          0.05%       0.23%      0.02%     0.15%
                                 --------------  -----------  ----------  --------  --------
 TOTAL TRUST ANNUAL EXPENSES(5)       0.59%          0.59%       0.78%      0.38%     0.69%
                                 ==============  ===========  ==========  ========  ========


                                                                           INTERMEDIATE
                                                   AGGRESSIVE    MONEY        GOVT.
                                  INTERNATIONAL      STOCK       MARKET     SECURITIES
                                ---------------  ------------  --------  --------------
Investment Advisory Fee               0.90%          0.47%       0.40%        0.50%
Other Expenses                        0.41%          0.02%       0.02%        0.06%
                                ---------------  ------------  --------  --------------
 TOTAL TRUST ANNUAL EXPENSES(5)       1.31%          0.49%       0.42%        0.56%
                                ===============  ============  ========  ==============

------------

   Notes:


   (1) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under certain distribution options) free corridor amount, and upon a surrender. See "Part 7: Deductions and Charges," "Withdrawal Charge."


   (2) We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.


   (3) See "Part 7: Deductions and Charges," "Guaranteed Minimum Death Benefit Charge."


   (4) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 7: Deductions and Charges," "Annual Contract Fee."


   (5) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1994. The amount shown for the International Portfolio, which was established on April 3, 1995, is an estimate. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "Trust Charges to Portfolios" in Part 7.


EXAMPLES

The examples below show the expenses that a hypothetical Certificate Owner would pay in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:


                            1 YEAR    3 YEARS
                          --------  ---------
ASSET ALLOCATION SERIES:
 Conservative Investors     $90.65    $117.77
 Growth Investors            90.65     117.77
EQUITY SERIES:
  Growth & Income            92.54     123.47
  Common Stock               88.57     111.44
  Global                     91.65     120.78
  International              97.81     139.29
  Aggressive Stock           89.66     114.76
FIXED INCOME SERIES:
  Money Market               88.96     112.64
  Intermediate Government
    Securities               90.36     116.87

IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:


                            1 YEAR    3 YEARS
                          --------  ---------
ASSET ALLOCATION SERIES:
 Conservative Investors     $22.77    $70.15
 Growth Investors            22.77     70.15
EQUITY SERIES:
  Growth & Income            24.66     75.86
  Common Stock               20.69     63.82
  Global                     23.77     73.16
  International              29.93     91.67
  Aggressive Stock           21.78     67.14
FIXED INCOME SERIES:
  Money Market               21.08     65.02
  Intermediate Government
    Securities               22.48     69.26

------------

   Notes:

   (1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 6. The examples do not reflect charges for state premium or other applicable state or local taxes that may also be deducted in certain jurisdictions.

                               PART 1: SUMMARY

The following Summary is qualified in its entirety by the terms of the Certificate when issued and the more detailed information appearing elsewhere in this prospectus (see "Prospectus Table of Contents").

WHAT IS THE ROLLOVER IRA?


The Rollover Individual Retirement Annuity (IRA) is designed to provide for retirement income through the investment of rollover contributions, direct transfers from other individual retirement arrangements and additional IRA contributions. The Rollover IRA features a combination of Investment Options, consisting of Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest. The Rollover IRA also makes available distribution methods under the Choice Income Plan which includes the IRA Assured Payment Option and IRA Assured Payment Option Plus (which can be applied for in the application or at a later date). Withdrawal options and fixed and variable income annuity options are also available.

The Rollover IRA and/or the IRA Assured Payment Option and IRA Assured Payment Plus may not be available in all states.


INVESTMENT OPTIONS

The Rollover IRA offers the following Investment Options which permit you to create your own strategy for retirement savings. All available Investment Options may be selected under a Certificate.

INVESTMENT FUNDS

o   Asset Allocation Series: the Conservative Investors and Growth Investors
    Funds


o Equity Series: the Growth & Income, Common Stock, Global, International and Aggressive Stock Funds


o Fixed Income Series: the Money Market and Intermediate Government Securities Funds

GUARANTEE PERIODS


o Guarantee Periods maturing in each of calendar years 1996 through 2005. A Guarantee Period maturing in calendar year 2006 will become available on January 1, 1996.

o Guarantee Periods maturing in 1996 through 2010 under the IRA Assured Payment Option and IRA Assured Payment Option Plus. A Guarantee Period maturing in calendar year 2011 will become available on January 1, 1996.


o On January 1, 1996 the Guarantee Period maturing on February 15, 1996 will no longer be available for new allocations.

CONTRIBUTIONS

o To put a Certificate into effect, you must contribute at least $10,000 in the form of either a rollover contribution or a direct custodian-to-custodian transfer from one or more other individual retirement arrangements.


o Subsequent contributions may be made in an amount of at least $1,000. Subsequent contributions must not exceed $2,000 for any taxable year, except for additional rollover contributions or direct transfers, both of which are unlimited. We may refuse to accept any contribution if the sum of all contributions under a Certificate would then total more than $1,500,000.


TRANSFERS


Under the Rollover IRA, you may make an unlimited number of transfers among the Investment Funds. However, there are restrictions for transfers to and from the Guaranteed Period Account and among the Guarantee Periods. Transfers from a Guarantee Period may result in a market value adjustment. Transfers among Investment Options are currently free of charge. Transfers among the Investment Options are not taxable.


FREE LOOK PERIOD

You have the right to examine the Rollover IRA Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You may cancel it by sending it to our Processing Office. Your refund will equal the Annuity Account Value, reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office.




SERVICES WE PROVIDE

O   REGULAR REPORTS

 o Statement of your Certificate values as of the last day of the calendar year;

 o  Three additional reports of your Certificate values each year;

 o  Annual and semi-annual statements of the Separate Account and the Trust;
    and

 o  Written confirmation of financial transactions.

O   TOLL-FREE TELEPHONE SERVICES

 o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

O   PROCESSING OFFICE

 o  FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    Post Office Box 13014
    Newark, NJ 07188-0014

 o  FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

    Equitable Life
    c/o First Chicago National Processing Center
    300 Harmon Meadow Boulevard, 3rd Floor
    Attn: Box 13014
    Secaucus, NJ 07094

 o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    P.O. Box 1547
    Secaucus, NJ 07096-1547


 o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY EXPRESS MAIL:


    Equitable Life
    Income Management Group
    200 Plaza Drive
    Secaucus, NJ 07096

DEATH BENEFITS


If you die before the Annuity Commencement Date, the Rollover IRA provides a death benefit. The beneficiary will be paid the greater of the Annuity Account Value in the Investment Funds and the guaranteed minimum death benefit, plus any death benefit provided with respect to the Guaranteed Period Account.


SURRENDERING THE CERTIFICATES

You may surrender a Certificate and receive the Cash Value at any time before the Annuity Commencement Date while the Annuitant is living. Withdrawal charges and a market value adjustment may apply. A surrender may also be subject to income tax and tax penalty.

DISTRIBUTION METHODS

IRA ASSURED PAYMENT OPTION


The IRA Assured Payment Option provides guaranteed lifetime income. You initially receive annual payments during a fixed period. These payments represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates. During the fixed period you can take withdrawals from your Annuity Account Value. After the fixed period ends, annual payments are made out of the Life Contingent Annuity.


The Life Contingent Annuity does not have a Cash Value or an Annuity Account Value. There is no death benefit under the Life Contingent Annuity and income is paid only if you (or a joint Annuitant) are living at the date annuity benefits begin.

IRA ASSURED PAYMENT OPTION PLUS


The IRA Assured Payment Option Plus is a variation of the IRA Assured Payment Option. The IRA Assured Payment Option Plus enables you to keep a portion of your Annuity Account Value in the Investment Funds while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the IRA Assured Payment Option. When you elect the IRA Assured Payment Option Plus, a portion of your initial contribution or Annuity Account Value, as applicable, is allocated to the IRA Assured Payment Option to provide a minimum guaranteed lifetime income, and the remaining contribution or Annuity Account Value is allocated to the Investment Funds. Every three years during the fixed period, a portion of the remaining Annuity Account Value in the Investment Funds is applied to increase the guaranteed annual payments under the IRA Assured Payment Option.


WITHDRAWALS

o Lump Sum Withdrawals--After the first Contract Year and before the Annuity Commencement Date while the Certificate is in effect, you may take a Lump Sum Withdrawal from your Certificate once per Contract Year at any time during such Contract Year. The minimum withdrawal amount is $1,000.

o Minimum Distribution Withdrawals--You may also withdraw funds annually under our Minimum Distribution Withdrawals option, which is designed to meet the minimum distribution requirements set forth in the Code. The minimum withdrawal amount is $250.

o Substantially Equal Payment Withdrawals--If you are below age 59 1/2 , this withdrawal option is designed to allow you to withdraw funds annually and not have a 10% penalty tax apply. This is accomplished by distribution of substantially equal periodic payments over your life expectancy or over the joint life expectancies of you and your spouse. If you change or stop such distributions before the later of age 59 1/2 or five years from the date of the first distribution, the 10% penalty tax may apply.

Withdrawals may be subject to a withdrawal charge and withdrawals from Guarantee Periods prior to their Expiration Date will result in a market value adjustment. Withdrawals may be subject to income tax and tax penalty.

INCOME ANNUITY OPTIONS

The Certificates also provide income annuity options to which amounts may be applied at the Annuity Commencement Date. The income annuity options are offered on a fixed and variable basis.

TAXES

Generally, any earnings on contributions made to the Certificate will not be included in your taxable income until distributions are made from the Certificate. Also, distributions prior to your attaining age 59 1/2 may be subject to tax penalty.

DEDUCTIONS FROM ANNUITY
ACCOUNT VALUE

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of the initial and each subsequent contribution if (i) a Lump Sum Withdrawal exceeds the 15% free corridor amount (10% free corridor amount while either the IRA Assured Payment Option or IRA Assured Payment Option Plus is in effect) or, (ii) a Minimum Distribution Withdrawal, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, exceeds the 15% free corridor, or
(iii) if the Certificate is surrendered. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                          CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution    7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%     0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution the Contract Year in which we receive that contribution is "Contract Year 1."

Guaranteed Minimum Death Benefit Charge

We deduct annually on each Processing Date an amount equal to 0.20% of the guaranteed minimum death benefit in effect on such Processing Date.


Annual Contract Fee

The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution is $25,000 or more.

Premium Taxes

Generally, we deduct a charge for any premium taxes from the Annuity Account Value on the Annuity Commencement Date. The current premium tax charge that might be imposed varies by state and ranges from 0 to 2.25%.

DEDUCTIONS FROM INVESTMENT FUNDS

Mortality and Expense Risk Charge

We charge each Investment Fund a daily asset based charge for mortality and expense risks equivalent to an annual rate of 0.90%.

Asset Based Administrative Charge

We charge each Investment Fund a daily asset based charge to cover a portion of the administrative expenses under the Certificate equivalent to an annual rate of 0.25%.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.

PART 2: EQUITABLE LIFE, THE SEPARATE ACCOUNT
AND THE INVESTMENT FUNDS

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Our home office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States. Equitable Life and its affiliates managed approximately $174 billion of assets as of December 31, 1994.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the Holding Company's outstanding common stock as well as $392.2 million stated value of its issued and outstanding Series E Convertible Preferred Stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Rollover IRA Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Rollover IRA Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificate belongs from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mu-tual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate. More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER

The Trust is advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. On December 31, 1994, Alliance was managing over $121 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic and international markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 177 investment professionals, including 81 research analysts. Portfolio managers have an average investment experience of more than 16 years.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:


 PORTFOLIO                   INVESTMENT POLICY                                     OBJECTIVE

---------------------------  ----------------------------------------------------  -----------------------------

ASSET ALLOCATION SERIES:

Conservative Investors       Diversified mix of publicly-traded, fixed-income and  High total return without, in
                             equity securities; asset mix and security selection   the adviser's opinion, undue
                             are primarily based upon factors expected to reduce   risk to principal
                             risk. The Portfolio is generally expected to hold
                             approximately 70% of its assets in fixed income
                             securities and 30% in equity securities.

Growth Investors             Diversified mix of publicly-traded, fixed-income and  High total return consistent
                             equity securities; asset mix and security selection   with the adviser's
                             based upon factors expected to increase possibility   determination of reasonable
                             of high long-term return. The Portfolio is generally  risk expected to hold approximately 70% of its assets in
                             equity securities and 30% in fixed income
                             securities.

EQUITY SERIES:

Growth & Income              Primarily income producing common stocks and          High total return through a
                             securities convertible into common stocks.            combination of current income
                                                                                   and capital appreciation

Common Stock                 Primarily common stock and other equity-type          Long-term growth of capital
                             instruments.                                          and increasing income

Global                       Primarily equity securities of non-United States as   Long-term growth of capital
                             well as United States companies.

International                Primarily equity securities selected principally to   Long-term growth of capital
                             permit participation in non-United States companies
                             with prospects for growth.

Aggressive Stock             Primarily common stocks and other equity-type         Long-term growth of capital
                             securities issued by medium and other smaller sized
                             companies with strong growth potential.

FIXED INCOME SERIES:

Money Market                 Primarily high quality short-term money market        High level of current income
                             instruments.                                          while preserving assets and
                                                                                   maintaining liquidity

Intermediate Government      Primarily debt securities issued or guaranteed by     High current income
Securities                   the U.S. government, its agencies and                 consistent with relative
                             instrumentalities. Each investment will have a final  stability of principal maturity of not more than 10 years or a duration not
                             exceeding that of a 10-year Treasury note.

PART 3: INVESTMENT PERFORMANCE

This Part presents performance data for each of the Investment Funds (except the International Fund) calculated by two methods. The first method, used in calculating values for the two tables in "Performance Data for a Certificate," reflects all applicable fees and charges other than the charge for premium taxes. The second method, used in preparing rates of return for the three tables in "Rate of Return Data for Investment Funds," reflects all fees and charges other than the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee and the charge for premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

The Separate Account commenced operations in May 1995 and no Certificates were issued prior to that date. The calculations of investment performance shown below are based on the actual investment results of the Portfolios of the Trust, from which certain fees and charges applicable under the Rollover IRA have been deducted. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Certificate. Performance data is not shown for the International Fund as the underlying Portfolio commenced operation in April 1995.

See "Part 4: The Guaranteed Period Account" for information on the Guaranteed Period Account.

PERFORMANCE DATA FOR A CERTIFICATE

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calculation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1994 by the $1,000 contribution made at the beginning of each period illustrated. The annual contract fee is computed based on an initial contribution of $10,000. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1994


                                    LENGTH OF INVESTMENT PERIOD
                        --------------------------------------------------
       INVESTMENT         ONE     THREE      FIVE      TEN        SINCE
          FUND            YEAR    YEARS     YEARS     YEARS     INCEPTION*
----------------------  ------  --------  --------  --------  ------------
ASSET ALLOCATION SERIES:
Conservative Investors    $874    $1,018    $1,287         --     $1,325
Growth Investors           881     1,060     1,747         --      1,811
EQUITY SERIES:
Growth & Income            908        --        --         --        906
Common Stock               890     1,145     1,443     $3,526      8,809
Global                     962     1,255     1,516         --      1,802
Aggressive Stock           868       973     1,986         --      4,017

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1994
(CONTINUED)

                                           LENGTH OF INVESTMENT PERIOD
                               --------------------------------------------------
          INVESTMENT             ONE     THREE      FIVE      TEN        SINCE
             FUND                YEAR    YEARS     YEARS     YEARS     INCEPTION*
-----------------------------  ------  --------  --------  --------  ------------
FIXED INCOME SERIES:
Money Market                     $955    $1,004    $1,140    $1,548      $2,123
Intermediate Govt. Securities     873     1,013        --        --       1,135

------------

   *    See footnote below.

        AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                              DECEMBER 31, 1994


                                             LENGTH OF INVESTMENT PERIOD
                               -----------------------------------------------------
          INVESTMENT                         THREE     FIVE      TEN        SINCE
             FUND                ONE YEAR    YEARS     YEARS    YEARS     INCEPTION*
-----------------------------  ----------  --------  -------  --------  ------------
ASSET ALLOCATION SERIES:
Conservative Investors            (12.62)%    0.58%     5.18%     --         4.80%
Growth Investors                  (11.94)     1.97     11.81      --        10.41
EQUITY SERIES:
Growth & Income                    (9.25)       --        --      --        (4.84)
Common Stock                      (11.00)     4.61      7.46    13.43%      12.13
Global                             (3.81)     7.88      8.68      --         7.64
Aggressive Stock                  (13.16)    (0.90)    14.71      --        16.71
FIXED INCOME SERIES:
Money Market                       (4.46)     0.15      2.66     4.47        5.52
Intermediate Govt. Securities     (12.72)     0.42        --      --         3.21



------------
   * The "Since Inception" dates are as follows: Conservative Investors (October 2, 1989); Growth Investors (October 2, 1989); Growth & Income (October 1, 1993); Common Stock (January 13, 1976); Global (August 27, 1987); Aggressive Stock (January 27, 1986); Money Market (July 13, 1981); and Intermediate Govt. Securities (April 1, 1991).


RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

Performance data of the Money Market and Common Stock Funds for the periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "since inception" figures for these Funds are based on the date of inception of the predecessor separate accounts. This performance data has been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of the Trust as well as an assumed charge of 0.06% for direct operating expenses.

Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios and (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio.

The performance data for all periods has also been adjusted to reflect the Separate Account mortality and expense risk charge, and the asset based administrative charge equal to a total of 1.15% relating to the Certificates, as well as the Trust's expenses.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risk charge and the asset based administrative charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

Asset Allocation Series:
CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.


Equity Series:
GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.


COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index which includes reinvested dividends.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.

AGGRESSIVE STOCK: January 27, 1986; 50% Stan- dard & Poor's 500 Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

Fixed Income Series:
MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.


The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under insurance policies or annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Rollover IRA performance relative to other variable annuity products.


ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:*

                                                                                         SINCE
                              1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            ---------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS         (5.32)%    2.71%       6.17%       --          --          6.44%
 Lipper Income                 (3.13)     5.30        7.67        --          --          7.77
 Benchmark                     (1.97)     5.14        7.85        --          --          8.11
GROWTH INVESTORS               (4.64)     4.04       12.60        --          --         12.77
 Lipper Flexible Portfolio     (3.65)     4.46        7.01        --          --          6.86
 Benchmark                     (0.13)     5.83        8.39        --          --          8.49
EQUITY SERIES:
GROWTH & INCOME                (1.95)       --          --        --          --         (1.99)
 Lipper Growth & Income        (1.62)       --          --        --          --          0.03
 Benchmark                      0.01        --          --        --          --          1.84

                                                                                           SINCE
                                1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              ---------  ---------  ---------  ----------  ----------  -----------
COMMON STOCK                     (3.70)%     6.60%      8.43%     13.86%      13.95%       12.58%
 Lipper Growth                   (2.42)      5.10       7.90      11.81       12.34        11.95
 Benchmark                        1.32       6.25       8.68      14.38       14.50        13.12
GLOBAL                            3.49       9.80       9.66         --          --         9.03
 Lipper Global                   (2.40)      7.58       4.57         --          --         3.52
 Benchmark                        5.08       6.85       3.67         --          --         4.97
AGGRESSIVE STOCK                 (5.86)      1.30      15.43         --          --        17.27
 Lipper Small Company Growth     (2.68)     20.63      12.56         --          --        14.45
 Benchmark                       (0.94)      7.46       9.65         --          --        11.41
FIXED INCOME SERIES:
MONEY MARKET                      2.84       2.33       3.77       5.05          --         6.31
 Lipper Money Market              2.62       2.15       3.56       4.94          --         6.46
 Benchmark                        4.22       3.63       4.90       5.98          --         7.19
INTERMEDIATE GOVERNMENT
SECURITIES                       (5.42)      2.55         --         --          --         4.93
  Lipper U.S. Government         (4.94)      2.87         --         --          --         5.57
  Benchmark                      (1.75)      4.36         --         --          --         6.55



------------


   *    See footnotes on next page.


CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:*


                                                                                         SINCE
                              1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            ---------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS         (5.32)%     8.36%     35.02%         --          --       38.81%
 Lipper Income                 (3.13)     16.75      44.72          --          --       48.12
 Benchmark                     (1.97)     16.24      45.93          --          --       50.68
GROWTH INVESTORS               (4.64)     12.65      81.31          --          --       88.03
 Lipper Flexible Portfolio     (3.65)     14.00      40.35          --          --       41.66
 Benchmark                     (0.13)     18.54      49.63          --          --       53.39
EQUITY SERIES:
GROWTH & INCOME                (1.95)        --         --          --          --       (2.50)
 Lipper Growth & Income        (1.62)        --         --          --          --        0.04
 Benchmark                      0.01         --         --          --          --        2.30
COMMON STOCK                   (3.70)     21.20      50.06      266.48%     610.21%     846.46
 Lipper Growth                 (2.42)     16.11      46.28      205.37      472.97      753.79
 Benchmark                      1.32      19.95      51.64      283.20      662.68      938.20
GLOBAL                          3.49      32.51      58.79          --          --       88.89
 Lipper Global                 (2.40)     24.49      25.04          --          --       29.26
 Benchmark                      5.08      21.99      19.74          --          --       42.79
AGGRESSIVE STOCK               (5.86)      3.95     105.30          --          --      315.16
  Lipper Small Company
    Growth                     (2.68)     75.55      80.72          --          --      236.98
  Benchmark                    (0.94)     24.10      58.49          --          --      162.45


------------


   *    See footnotes on next page.

                                                                                     SINCE
                           1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                         --------  ---------  ---------  ----------  ----------  -----------
FIXED INCOME SERIES:
MONEY MARKET                2.84%      7.18%     20.37%     63.67%        --        128.07%
 Lipper Money Market        2.62       6.60      19.12      62.02         --        132.86
 Benchmark                  4.22      11.29      26.99      78.68         --        155.41
INTERMEDIATE GOVERNMENT
SECURITIES                 (5.42)      7.86         --         --         --         19.84
  Lipper U.S. Government   (4.94)      8.85         --         --         --         22.56
  Benchmark                (1.75)     13.65         --         --         --         26.89

YEAR-BY-YEAR RATES OF RETURN*


                         1982      1983      1984       1985
                      --------  --------  ---------  --------
ASSET ALLOCATION SERIES:
CONSERVATIVE
 INVESTORS                 --        --         --        --
GROWTH INVESTORS           --        --         --        --
EQUITY SERIES:
GROWTH & INCOME            --        --         --        --
COMMON STOCK**          16.21%    24.64%     (3.08)%   31.88%
GLOBAL                     --        --         --        --
AGGRESSIVE STOCK           --        --         --        --
FIXED INCOME SERIES:
MONEY MARKET**          11.71      7.69       9.58      6.91
INTERMEDIATE
 GOVERNMENT
 SECURITIES                --        --         --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                         1986      1987       1988     1989      1990      1991      1992      1993      1994
                      --------  ---------  --------  -------  --------  --------  --------  --------  ---------
ASSET ALLOCATION SERIES:
CONSERVATIVE
 INVESTORS                 --         --        --      2.80%    5.17%    18.47%     4.57%     9.49%     (5.32)%
GROWTH INVESTORS           --         --        --      3.71     9.34     47.20      3.73     13.94      (4.64)
EQUITY SERIES:
GROWTH & INCOME            --         --        --        --       --        --        --     (0.54)     (1.95)
COMMON STOCK**          15.99%      6.25%    21.03%    24.16    (9.17)    36.31      2.02     23.40      (3.70)
GLOBAL                     --     (13.62)     9.92     25.58    (7.15)    29.05     (1.66)    30.16       3.49
AGGRESSIVE STOCK        34.43       6.07     (0.03)    41.86     6.92     84.72     (4.29)    15.43      (5.86)
FIXED INCOME SERIES:
MONEY MARKET**           5.38       5.41      6.09      7.93     7.00      4.96      2.34      1.81       2.84
INTERMEDIATE
 GOVERNMENT
 SECURITIES                --         --        --        --       --     11.11      4.38      9.31      (5.42)


------------


 * Returns do not reflect the withdrawal charge, the guaranteed minimum death benefit charge, and the annual contract fee.
** Prior to 1982 the Year-by-Year Rates of Return were:


                                   1976   1977    1978  1979   1980    1981
COMMON STOCK                      8.19% (10.27)% 6.99% 28.32% 48.34% (6.93)%
MONEY MARKET                        -       -      -      -      -    5.70

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Fund Inception Dates and Comparative Benchmarks" in this Part 3, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

MONEY MARKET FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD
INFORMATION

The current yield and effective yield of the Money Market Fund and Intermediate Government Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Money Market Fund

Current yield for the Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, guaranteed minimum death benefit charge and any premium tax charges. See "Part 5: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

Intermediate Government Securities Fund

Current yield for the Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be higher than the "current yield" because any earnings are compounded monthly.

Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the withdrawal charge, guaranteed minimum death benefit charge and any premium tax charges. See "Part 5: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

PART 4: THE GUARANTEED PERIOD ACCOUNT

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date.


Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15 for each of the maturity years 1996 through 2005. Not all of these Guarantee Periods will be available to Annuitants ages 71 and above. See "Allocation of Contributions" in Part 5. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available in all states at any time under the Rollover IRA. On January 1, 1996 the Guarantee Period maturing on February 15, 2006 will become available without election of the IRA Assured Payment Option or IRA Assured Payment Option Plus.

Under the IRA Assured Payment Option and IRA Assured Payment Option Plus, in addition to the Guarantee Periods above, Guarantee Periods ending on February 15 for each of the maturity years 2006 through 2010 are also available. On January 1, 1996 a Guarantee Period maturing on February 15, 2011 will become available.


On January 1, 1996 the Guarantee Period maturing on February 15, 1996 will no longer be available for new allocations.

We will not accept allocations to a Guarantee Period if, on the Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.

o  The Guaranteed Rate is 3%.


o The Guarantee Period has an Expiration Date beyond the latest permissible Annuity Commencement Date.


Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of November 1, 1995 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

    GUARANTEE
  PERIODS WITH     GUARANTEED
EXPIRATION DATE    RATE AS OF   PRICE PER $100
 FEBRUARY 15 OF   NOVEMBER 1,    OF MATURITY
 MATURITY YEAR        1995          VALUE
---------------  ------------  --------------
      1996            4.40%         $98.76
      1997            4.60           94.35
      1998            4.77           89.87
      1999            4.89           85.45
      2000            4.94           81.30
      2001            5.00           77.23
      2002            5.12           73.02
      2003            5.16           69.28
      2004            5.28           65.26
      2005            5.39           61.38

Available under the IRA Assured Payment Option and IRA Assured Payment Option
Plus


 2006     5.37%    $58.35
 2007     5.37      55.38
 2008     5.37      52.55
 2009     5.37      49.87
 2010     5.37      47.33


Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.


For example, if you wish to have $100 mature on February 15 of each of years 1997 through 2001, then according to the above table the lump sum contribution you would have to make as of November 1, 1995 would be $428.20 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1997 through 2001).


The above table is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted or withdrawals or transfers from Guarantee Periods. Actual calculations will also be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 5:

(a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

(b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR SURRENDER PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrenders and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

(a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

(b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

(c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

(d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).




(2) We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a

Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3% annually. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

DEATH BENEFIT AMOUNT

The death benefit provided with respect to the Guaranteed Period Account is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts. See "Annuity Account Value" in Part 5.

INVESTMENTS

Contributions received under the Certificates and allocated to Guarantee Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. A nonunitized separate account is a separate account in which the Certificate Owner has no claim on, or participation in the performance of, the assets held in the account. Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations. Amounts applied under the Life Contingent Annuity become part of the general account. See "IRA Assured Payment Option," "Life Contingent Annuity," in Part 6.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account nor the Life Contingent Annuity is subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in the prospectus for your information that relates to the general account (other than market value adjustment interests) and the Life Contingent Annuity. The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PART 5: PROVISIONS OF THE CERTIFICATES AND SERVICES
WE PROVIDE


The provisions discussed in this Part 5 apply when your Certificate is operating primarily to accumulate Annuity Account Value. Different rules may apply when you elect the IRA Assured Payment Option or IRA Assured Payment Option Plus in the application or as later elected as a distribution option under your Rollover IRA as discussed in Part 6. The provisions of your Certificate may be restricted by applicable laws or regulations.


AVAILABILITY OF THE CERTIFICATES


The Rollover IRA Certificates are available for issue ages 20 through 78. These Certificates may not be available in all states.


CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $10,000. We will only accept initial contributions which are either rollover contributions under Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code, or direct custodian-to-custodian transfers from other individual retirement arrangements. See "Part 9: Tax Aspects of the Certificates."

You may make subsequent contributions in an amount of at least $1,000. Subsequent contributions may be "regular" IRA contributions (limited to a maximum of $2,000 a year), rollover contributions as described above, or direct transfers as described above. Rollover contributions and direct transfers are not subject to the $2,000 annual limit.

We may refuse to accept any contribution if the sum of all contributions under a Certificate would then total more than $1,500,000.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer contributions may be made until you attain age 78. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made. See "Part 9: Tax Aspects of the Certificates." For the consequences of making a "regular" IRA contribution to your Certificate, also see Part 9.

Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT


Except as indicated below, all contributions must be made by check. All contributions made by check must be drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. All contributions should be sent to Equitable Life at our Processing Office address designated for contributions.


Wire Transmittals

We will accept, by agreement with broker-dealers who use wire transmittals, transmittal of initial contributions by wire order from the broker-dealer to the Processing Office. Such transmittals must be accompanied by essential information we require to allocate the contribution.


Contributions accepted by wire order will be invested at the value next determined following receipt for contributions allocated to the Investment Funds. Contributions allocated to the Guaranteed Period Account will receive the Guaranteed Rate(s) in effect for the applicable Guarantee Period(s) on the date contributions are received. Wire orders not accompanied by complete information, may be retained for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.


Notwithstanding the acceptance by us of the wire order and the essential information, however, a Certificate will not be issued until the receipt and acceptance of a properly completed application. During the time from receipt of the initial contribution until a signed application is received from the Certificate Owner, no other financial transactions may be requested.

If an application is not received within ten days of receipt of the initial contribution via wire order, or if an incomplete application is received and cannot be completed within ten days of receipt of the initial contribution, the amount of the initial contribution will be returned to the applicant with immediate notification to the broker-dealer. In no event will less than the full amount of the initial contribution be returned to the applicant.

After your Certificate has been issued, subsequent contributions may be transmitted by wire.

ALLOCATION OF CONTRIBUTIONS

You have two options from which to choose for allocation of your contributions: Self-Directed Allocation and Principal Assurance.

Self-Directed Allocation

You design your own investment program by allocating your contributions among the Investment Options in any way you choose. Your contributions may be allocated to one or up to all of the available Investment Options at any time. We allocate contributions among the Investment Options according to your allocation percentages. Allocations must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested. Allocation of the initial contribution is subject to the provisions for the free look period. See "Free Look Period" below. Allocation of any contribution to the Guaranteed Period Account is subject to the following restrictions:



  o If you are between ages 71 through 74 (inclusive), allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which you will attain age 80. At ages 75 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the latest permissible Annuity Commencement Date.


Principal Assurance

This option is designed to assure that your Maturity Value in a specified Guarantee Period equals your initial contribution while at the same time allowing you to invest in the Investment Funds. The maturity year you select for such specified Guarantee Period may not be later than 10 years nor earlier than seven years. However, in no event may you elect a year beyond the year in which you will attain age 70 1/2 . In order to accomplish this strategy, we will allocate a portion (equal to the present value) of your initial contribution to a Guarantee Period based on the year you select. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 4. You may allocate the balance of your contribution to the Investment Funds in any way you choose. Such allocations to the Investment Funds must be in whole percentages. Allocation of the portion of your initial contribution to the Investment Funds is subject to the provisions for the free look period. See "Free Look Period" below.

Principal Assurance may only be elected at issue of your Certificate and assumes no withdrawals or transfers of the amount allocated to the specified Guarantee Period.

Subsequent contributions must be allocated under "Self-Directed Allocation" described above.

Allocations to the Investment Funds

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date.

Allocations to the Guaranteed Period Account

Contributions allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

FREE LOOK PERIOD

You have the right to examine the Rollover IRA Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states or Federal income tax regulations may require that we calculate the refund differently. In those states that require that we calculate the refund differently, we may require that your initial contribution to the Investment Funds be allocated to the Money Market Fund until the end of the free look period.


If the IRA Assured Payment Option or IRA Assured Payment Option Plus is



elected in the application for the Certificate, your refund will include any amount applied under the Life Contingent Annuity. See "IRA Assured Payment Option," "Life Contingent Annuity" in Part 6.


We follow these same procedures if you change your mind before a Certificate has been issued, but after a contribution has been made. See "Part 9: Tax

Aspects of the Certificates" for possible consequences of canceling your Certificate during the free look period.

If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.


ANNUITY ACCOUNT VALUE

The Annuity Account Value is the sum of the Annuity Account Values in the Investment Funds and the Guaranteed Period Account.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of the Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.


Accumulation Unit Values

The Accumulation Unit Value for each Investment Fund will be set at $10.00 on the date each Fund receives initial funds. For each subsequent Valuation Period, the Accumulation Unit Value will be the Accumulation Unit Value for the immediately preceding Valuation Period multiplied by the net investment factor for that subsequent Valuation Period. For information on the net investment factor, see "Part 2--Accumulation Unit Values" in the SAI.


Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. See "Part 4: The Guaranteed Period Account."


TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.


  o No transfers are permitted to or from the Guaranteed Period Account or among the Guarantee Periods during the first Contract Year and only one transfer per Contract Year may be made thereafter.

  o The amount transferred to or from the Guaranteed Period Account or among the Guarantee Periods must be at least $2,000 or, if less, the entire Annuity Account Value may be transferred from the Guaranteed Period Account or among the Guarantee Periods. Similarly, the entire Annuity Account Value in the Investment Funds may be transferred to the Guaranteed Period Account.

  o Transfers out of the Guaranteed Period Account or among the Guarantee Periods other than at the Expiration Date will result in a market value adjustment. See "Part 4: The Guaranteed Period Account."


  o Transfers to Guarantee Periods are subject to the restrictions set forth under "Guarantee Periods and Expiration Dates" in Part 4 and are limited based on your attained age. See "Allocation of Contributions" above.


Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confir-mation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

If you have at least $10,000 of Annuity Account Value in the Money Market Fund, you may choose to have a specified dollar amount transferred from the Money Market Fund to other Investment Funds on a monthly basis. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Investment Funds each month, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

The dollar cost averaging option may be elected at the time you apply for the Certificate or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Money Market Fund at the time the option is elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

DEATH BENEFIT

Generally, upon receipt of proof satisfactory to us of your death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the sum of:

 (1)the Annuity Account Value in the Investment Funds, or, if greater, the guaranteed minimum death benefit defined below; and

 (2)the death benefit provided with respect to the Guaranteed Period Account. See "Part 4: The Guaranteed Period Account."

Guaranteed Minimum Death Benefit (GMDB)

Applicable to Certificates issued in all states except New York
-----------------------------------------------------------------------------

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see
(1) below), the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to and becomes part of the GMDB on each Processing Date.

(1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.


(2) Interest will be calculated at the applicable effective annual GMDB interest rate for your "attained age" (your age at issue of the Certificate plus the number of Contract Years that have elapsed since the Contract Date, see table below) taking into account contributions, transfers and withdrawals during the Contract Year, except with respect to amounts in the Money Market Fund and the Intermediate Government Securities Fund where the interest credit will be based on the lesser of the actual rate of return for the Money Market Fund for the Contract

Year such amounts are invested and the GMDB interest rate below.

 GMDB INTEREST RATE TABLE

ATTAINED AGE          RATE

-----------------  --------
up to and
  including 70         6%
71 through 85          0%
-----------------  --------



Applicable to Certificates issued in New York

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, in accordance with (1) above) the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year), however, will the GMDB be greater than (a) the portion of the initial contribution allocated to the Investment Funds, plus
(b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds, plus (d) interest (in accordance with (2) above) that is credited on each Processing Date, plus (e) any amount by which the GMDB is increased due to the seventh Contract Year reset in (1) above.


See Appendix II for an example of the calculation of the GMDB.

How Withdrawals and Transfers Affect the GMDB

Whenever a withdrawal or transfer from the Investment Funds is made, the GMDB is immediately reduced by the amount of the withdrawal or transfer. In addition, a "special adjustment" will be made to the GMDB on the next Processing Date to realign the GMDB with the Annuity Account Value. The special adjustment will be made to the GMDB if on the next Processing Date following a withdrawal or transfer from the Investment Funds, both (i) the Annuity Account Value is less than the GMDB, and (ii) the sum of the withdrawals and transfers from the Investment Funds during the Contract Year prior to such Processing Date is greater than the difference between the GMDB (before reduction for withdrawals and transfers from the Investment Funds during the Contract Year) and "GMDB contributions." GMDB contributions are equal to the sum of all contributions made plus all transfers into the Investment Funds, plus at the time of any seventh Contract Year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals or transfers from the Investment Funds. See Appendix III for a further discussion and an example of the special adjustment.

How Payment is Made

We will pay the death benefit to the beneficiary in the form of the income annuity option you have chosen under your Certificate. If no income annuity option has been chosen at the time of your death, the beneficiary will receive the death benefit in a lump sum. However, subject to Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit amount to one or more income annuity options offered by Equitable Life. See "Income Annuity Options" in Part 6.


If you elect to have your spouse be both the sole primary beneficiary and the successor Annuitant/ Certificate Owner, then no death benefit is payable until your surviving spouse's death.


CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 4: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to: (1) the Annuity Account Value; (2) less any withdrawal charge; and (3) less any annual contract fee incurred but not yet deducted. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 7: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO
RECEIVE THE CASH VALUE




You may surrender a Certificate to receive the Cash Value at any time while you are living and before the Annuity Commencement Date.

For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date.

You may receive the Cash Value in a single sum payment or apply it under one or more of the income annuity options. See "Income Annuity Options" in Part
6. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.


For the tax consequences of surrenders, see "Part 9: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.


We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.


ASSIGNMENT

The Certificates are not assignable or transferrable except through surrender to us. They may not be borrowed against or used as collateral for a loan or other obligation.

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 787 Seventh Avenue, New York, New York 10019. The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents, as well as by unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation (including for EDI and its affiliates) will not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commissions related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

PART 6: DISTRIBUTION METHODS UNDER THE CERTIFICATES


The provisions discussed in this Part 6 apply when you elect the IRA Assured Payment Option or IRA Assured Payment Option Plus in the application or as a distribution option at a later date, as well as to other distribution methods under your Certificate.

The Rollover IRA Certificates offer several distribution methods specifically designed to provide retirement income. The Choice Income Plan which includes the IRA Assured Payment Option and the Assured Payment Option Plus, may be elected in the application or as a distribution option at a later date. In addition, the Certificates provide for Lump Sum Withdrawals, Minimum Distribution Withdrawals, and Substantially Equal Payment Withdrawals. Fixed and variable income annuity options are also available for amounts to be applied at the Annuity Commencement Date. The IRA Assured Payment Option and IRA Assured Payment Option Plus may not be available in all states.


The Certificates are subject to the Code's minimum distribution requirements. Generally, distributions from these Certificates must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2
 . Subsequent distributions must be made by December 31st of each calendar year. If you do not commence minimum distributions in the calendar year in which you attain age 70 1/2 , and wait until the three month period (January 1 to April 1) in the next calendar year to commence minimum distributions, then you must take two required minimum distributions in that calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 9: Tax Aspects of the Certificates" for a discussion of various special rules concerning the minimum distribution requirements.

For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).

IRA ASSURED PAYMENT OPTION


The IRA Assured Payment Option is designed to provide you with guaranteed annual payments for your life (SINGLE LIFE) or for the lifetime of you and a joint Annuitant you designate (JOINT AND SURVIVOR) through a series of distributions from the Annuity Account Value that are followed by Life Contingent Annuity payments. Initially you receive annual payments during a fixed period. These payments represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates. See "Guarantee Periods" in Part 4. These payments are designed to pay out the entire Annuity Account Value by the end of the fixed period (described below) and to meet or exceed minimum distribution requirements, if applicable. See "Minimum Distribution Withdrawals" below. The fixed period ends with the distribution of the Maturity Value of the last Guarantee Period. After the fixed period, the annual payments are made under the Life Contingent Annuity described below. See Appendix IV for an example of payments purchased under an IRA Assured Payment Option.

You may elect the IRA Assured Payment Option at any time if your initial contribution or Annuity Account Value is at least $25,000 at the time of election, by submitting a written request satisfactory to us. The IRA Assured Payment Option may be elected if you are between ages 59 1/2 through 83. If you are over age 70 1/2 , the availability of this option may be restricted under certain limited circumstances. See "Tax Considerations for the IRA Assured Payment Option and IRA APO Plus" in Part 9. The IRA Assured Payment Option may also be elected as young as age 53 1/2 provided payments do not start before you attain age 59 1/2 . Once elected, all amounts currently held under your Rollover IRA must be allocated to the Guarantee Periods and the Life Contingent Annuity. See "Allocation of Contributions or Annuity Account Value" below. Additional contributions may be made according to the rules set forth below and in "Tax-Free Transfers and Rollovers" in Part 9.


Contributions under the IRA Assured
Payment Option


"Regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. If the IRA Assured Payment Option is elected at any time before you attain age 79, rollover and direct transfer contributions may be made at any time before you attain age 79. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


Payments

You may elect to receive level annual payments during the fixed period and then under the Life

Contingent Annuity. Or, you may elect to receive payments that increase. During the fixed period, payments are designed to increase by 10% every three years. After the end of the fixed period, your first payment under the Life Contingent Annuity is designed to be 10% greater than the final payment made under the fixed period. Thereafter, payments under the Life Contingent Annuity will increase annually based on the increase in the Consumer Price Index, but in no event will an annual increase be greater than 3% in any given year or less than 0%.


Payments will generally start within 13 months from the date the IRA Assured Payment Option is elected. Payments are made on February 15th of each applicable calendar year. However, you may elect to defer the date payments will start generally for a period of up to five years. Deferral of the payment start date permits you to lock in rates at a time when current rates may be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your Certificate. In making this election, you should consider that the amount of income you purchase is based on the rates applicable on the Transaction Date, so you lock up the current rate, but if rates rise during the interim, your payments may be less than they would have been if you had elected the IRA Assured Payment Option at a later date. Deferral of the payment start date is not available above age 80. Before you elect to defer the date your payments will start, you should consider the consequences of this decision on the requirement under the Code that you take minimum distributions each calendar year with respect to the value of your IRA. See "Required Minimum Distributions" in Part 9. The ability to defer the payment start date may not be available in all states.

Required minimum distributions will be calculated based on the Annuity Account Value in each Guarantee Period and the deemed value of the Life Contingent Annuity for tax purposes. If at any time your payment under the IRA Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You will have the option to have an additional amount withdrawn under your Certificate and such withdrawal will be treated as a Lump Sum Withdrawal; however, no withdrawal charge will apply. An adjustment will be made to future scheduled payments. Or, you may take the amount from other IRA funds you may have. See "Lump Sum Withdrawals" below and "Required Minimum Distributions" in Part 9.


Fixed Period


If you elect level payments, you may select a fixed period of not less than seven years nor more than 15 years. The maximum fixed period available based on your age at issue of the Certificate (or attained age if the IRA Assured Payment Option is elected after issue) is as follows:



       AGE              MAXIMUM FIXED PERIOD
---------------  --------------------------------
70 or under      15 years
71 through 78    85 less your issue/attained age
79 through 83    7 years



The minimum and maximum fixed period will be reduced by each year you defer the date payments will start.

If you elect increasing payments, you do not have a choice as to the fixed period. Based on your age at issue of the Certificate (or your attained age if the IRA Assured Payment Option is elected after issue), your fixed period will be as follows:



       AGE           FIXED PERIOD
----------------  ----------------
70 or under       15 years
71 through 75     12 years
76 through 80     9 years
81 through 83     6 years

If you elect increasing payments and defer the date payments will start, your fixed period will be as follows:



                     FIXED PERIOD BASED ON
                        DEFERRAL PERIOD
                  --------------------------
       AGE          1-3 YEARS     4-5 YEARS
----------------  ------------  ------------
70 or under       12 years      9 years
71 through 75     9 years       9 years
76 through 80     6 years       6 years
81 through 83     N/A           N/A



Allocation of Contributions or Annuity Account Value

If the IRA Assured Payment Option is elected in the application, then based on the amount of your initial contribution, your age and sex (and the age and sex of the joint Annuitant, if applicable), the form of payments and the fixed period you select, your entire contribution will be allocated by us. A portion of such contribution will be allocated among the Guarantee Periods to provide fixed period payments and a portion will be applied under the Life Contingent Annuity in order to provide the annual payments for life. If the IRA Assured Payment Option is elected any time after issue of the Rollover IRA Certificate or if you cancel IRA Assured Payment Option Plus (discussed below) and elect the IRA Assured Payment Option, then based on your Annu-ity Account Value and the information you provide as described above, your entire Annuity Account Value, including any amounts currently invested in the Investment Funds, will be allocated by us among the Guarantee Periods and applied under the Life Contingent Annuity. While the IRA Assured Payment Option is in effect, no amounts may be allocated to the Investment Funds. If amounts in the Guarantee Periods are transferred, a market value adjustment may apply.

Any subsequent contributions made while the IRA Assured Payment Option is in effect must be allocated to the Guarantee Periods and applied to the Life Contingent Annuity. We will determine the allocation of such contributions, such that your payments will be increased and the fixed period and date that payments are to start under the Life Contingent Annuity will remain the same.

Life Contingent Annuity

The Life Contingent Annuity provides lifetime annual payments starting after the end of the fixed period. The portion of your contributions or Annuity Account Value applied under the Life Contingent Annuity does not have a Cash Value or an Annuity Account Value and, therefore, does not provide for transfers or withdrawals.

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND ANNUITY INCOME IS PAID ONLY IF YOU (OR A JOINT ANNUITANT) ARE LIVING AT THE DATE ANNUITY BENEFITS BEGIN. BENEFITS ARE ONLY PAID DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF A JOINT ANNUITANT. CONSEQUENTLY, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO AMOUNTS WILL BE PAID UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR A JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO START UNDER SUCH ANNUITY.

You may elect to have the Life Contingent Annuity provide level or increasing payments on a Single Life or a Joint and 100% to Survivor basis. If you elect increasing payments, the payments will increase annually based on the increase in the Consumer Price Index, but in no event greater than 3% per year nor less than 0%. The Life Contingent Annuity may also provide payments on a Joint and one-half to Survivor or a Joint and two-thirds to Survivor basis.

Payments under the Life Contingent Annuity will be made to you annually during your lifetime (and the lifetime of the joint Annuitant, if applicable) on the same date of the year as the payments that were made during the fixed period.

Election Restrictions under Joint and
Survivor


Election of the IRA Assured Payment Option with a Joint and Survivor form of the Life Contingent Annuity is subject to the following restrictions: (i) the joint Annuitant must be your spouse; (ii) neither you nor the joint Annuitant can be over age 83; (iii) under level payments if you elect the Joint and 100% to Survivor form, only the longest fixed period is permitted; and (iv) the fixed period may be limited by the minimum distribution rules. See "Required Minimum Distributions" in Part 9.


Withdrawals under the IRA Assured
Payment Option


While the IRA Assured Payment Option is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken from all Guarantee Periods to which your Annuity Account Value is allocated such that the amount of the annual payments and the length of the fixed period will be reduced, and the date payments are to start under the Life Contingent Annuity will be accelerated. Additional amounts above the amount of the requested withdrawal may be withdrawn from the Guarantee Periods and applied to the Life Contingent Annuity to the extent necessary to achieve this result. After a withdrawal, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. If you have elected increasing payments, the first reduction in your payments will take place no later than the date of the next planned increase.


Minimum Distribution Withdrawals and Substantially Equal Payment Withdrawals may not be elected while the IRA Assured Payment Option is in effect. See "Minimum Distribution Withdrawals," and "Substantially Equal Payment Withdrawals" below.

Death Benefit

Once you have elected the IRA Assured Payment Option, if a death benefit becomes payable during the fixed period we will pay the death benefit amount, as described under "Death Benefit" in Part 5, to the designated beneficiary. Unless you have elected a Joint and Survivor form under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit payable relates only to the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

If you have elected a Joint and Survivor form of annuity under the Life Contingent Annuity, payments will be made to you or the joint Annuitant, if living on the date payments are to start. The designated beneficiary and the joint Annuitant must be your spouse.

Termination of the IRA Assured
Payment Option

The IRA Assured Payment Option will be terminated if: (i) you cancel such option at any time by sending a written request satisfactory to us; (ii) you submit a subsequent contribution and you do not want it applied under the IRA Assured Payment Option; (iii) you request a transfer of your Annuity Account Value as described under "Transfers Among Investment Options" in Part 5, while the IRA Assured Payment Option is in effect; or (iv) you request a change in the date the payments are to start under the Life Contingent Annuity. Once the IRA Assured Payment Option is terminated, in order to receive distributions from your Annuity Account Value you must utilize the withdrawal options described under "Withdrawals" below. Although the Life Contingent Annuity will continue in effect and payments will be made if you or your joint Annuitant, if applicable, are living on the date payments are to start additional Life Contingent Annuity payments may not be purchased. You may elect to start the IRA Assured Payment Option again by submitting a written request satisfactory to us, but no sooner than three years after the Option was terminated. If you elected the IRA Assured Payment Option at age 70 1/2 or older and subsequently terminate this Option, required minimum distributions must continue to be made with respect to your Certificate. If you elected the IRA Assured Payment Option at age 79 (may apply beginning at older ages in some states) or above and subsequently terminate this Option, annuity payments must commence no later than the calendar year in which you attain age 90.

Before terminating the IRA Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Tax Considerations for the IRA Assured Payment Option and IRA APO Plus" in
Part 9.

Income Annuity Options and Surrendering
the Certificates

If you elect an annuity benefit as described under "Income Annuity Options" below, or surrender the Certificate for its Cash Value as described under "Surrendering the Certificates to Receive the Cash Value" in Part 5, once we receive your returned Certificate, your Certificate will be returned to you with a notation that the Life Contingent Annuity is still in effect. Thereafter, no subsequent contributions will be accepted under the Certificate and no amounts may be applied under the Life Contingent Annuity.

Withdrawal Charge

While the IRA Assured Payment Option is in effect, withdrawal charges will not apply to the level or increasing payments made during the fixed period. Except as necessary to meet minimum distribution requirements under the Certificate, Lump Sum Withdrawals will be subject to a withdrawal charge and will have a 10% free corridor available. Upon termination of the IRA Assured Payment Option, the free corridor will apply as described under "Withdrawal Charge" in Part 7.

IRA ASSURED PAYMENT OPTION PLUS

The IRA Assured Payment Option Plus (IRA APO Plus) is a variation of the IRA Assured Payment Option. Except as indicated below, all provisions of the IRA Assured Payment Option apply to IRA APO Plus. IRA APO Plus enables you to keep a portion of your Annuity Account Value in the Investment Funds while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the IRA Assured Payment Option. When you elect IRA APO Plus, a portion of your initial contribution or Annuity Account Value as applicable is allocated by us to the IRA Assured Payment Option to provide a minimum guaranteed lifetime income through allocation of amounts to the Guarantee Periods and the Life Contingent Annuity, and the remaining Annuity Account Value remains in the Investment Funds. Two years from the date the first payment is made and then every three years thereafter during the fixed period, a portion of the remaining Annuity Account Value in the Investment Funds is applied to increase the guaranteed level annual payments under the IRA Assured Payment Option.

IRA APO Plus allows you to remain invested in the Investment Funds for longer than would be possible if you applied your entire Annuity Account Value all at once to the IRA Assured Payment Option or to an income annuity option, while utilizing an "exit strategy" to provide retirement income.

The fixed period under IRA APO Plus will be based on your age at issue of the Certificate (or attained age if IRA APO Plus is elected after issue) and will be the same as the periods indicated for increasing payments under "IRA Assured Payment Option" above.

You may elect to defer the payment start date as described in "Payments" under "IRA Assured Payment Option," above. The fixed period will also be as indicated for deferral of the payment start date for increasing payments under the IRA Assured Payment Option.

If a deferral period of three years or more is elected, one year prior to the date the first payment is made then every three years thereafter during the fixed period, a portion of the remaining Annuity Account Value in the Investment Funds is applied to increase the guaranteed level annual payments as described above.

You elect IRA APO Plus in the application or at a later date by submitting the proper form. IRA APO Plus may not be elected if the IRA Assured Payment Option is already in effect.

The amount applied under IRA APO Plus is either the initial contribution if IRA APO Plus is elected at issue of the Certificate, or the Annuity Account Value if IRA APO Plus is elected after issue of the Certificate. Out of a portion of the amount applied, level annual payments are provided under the IRA Assured Payment Option equal to the initial payment that would have been provided on the Transaction Date by the allocation of the entire amount to increasing payments as described in "Payments" under "IRA Assured Payment Option," above. The difference between the amount required for level payments and the amount required for increasing payments is allocated to the Investment Funds in accordance with your instructions. If you have Annuity Account Value in the Guaranteed Period Account at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to effect the IRA Assured Payment Option.

On the Transaction Date immediately following each third payment (or one year prior to the first payment under a deferral schedule and immediately following each third payment thereafter) during the fixed period while you are living, a portion of the Annuity Account Value in the Investment Funds is taken pro rata from the Annuity Account Value in each Investment Fund and is applied to increase the level payments under the IRA Assured Payment Option. The amount applied is the amount which provides for level payments equal to the initial payment that would have been provided by the allocation of the entire Annuity Account Value to increasing payments, as described in the preceding paragraph. This process is repeated each third year during the fixed period. On the Transaction Date immediately following the last payment during the fixed period, the remaining Annuity Account Value in the Investment Funds is first applied to the Life Contingent Annuity to change the level payments previously purchased to increasing payments. If there is any Annuity Account Value remaining after the increasing payments are purchased, this balance is applied to the Life Contingent Annuity to further increase such increasing payments. If the Annuity Account Value in the Investment Funds is insufficient to purchase the increasing payments, then the level payments previously purchased will be increased to the extent possible.

While IRA APO Plus provides a minimum guaranteed lifetime payment under the IRA Assured Payment Option, the total amount of income that can be provided over time will depend on the investment performance of the Investment Funds in which you have Annuity Account Value, as well as the current Guaranteed Rates and the cost of the Life Contingent Annuity, which may vary. Consequently, the aggregate amount of guaranteed lifetime income under IRA APO Plus may be more or less than the amount that could have been purchased by application at the outset of the entire initial contribution or Annuity Account Value to the IRA Assured Payment Option.

See Appendix IV for an example of the payments purchased under the IRA Assured Payment Option and IRA APO Plus.

In calculating your required minimum distributions your Annuity Account Value in the Investment Funds, the Annuity Account Value in each Guarantee Period and the deemed value of the Life Contingent Annuity for tax purposes will be taken into account as described in "Payments" under "IRA Assured Payment Option," above. Also see "Required Minimum Distributions" in Part 9.

Allocation of Subsequent Contributions under IRA APO Plus


Any subsequent contributions you make may only be allocated to the Investment Funds, where it is later applied by us under the IRA Assured Payment Option. Subsequent contributions will be allocated among the Investment Options according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office. Subsequent Contributions may no longer be made after the end of the fixed period.


Transfers Among Investment Options under IRA APO Plus

While IRA APO Plus is in effect, you may transfer all or a portion of your Annuity Account Value in the Investment Funds, among the Investment Funds in any way you choose. However, you may not transfer Annuity Account Value from the Investment Funds to the Guaranteed Period Account.

Withdrawals under IRA APO Plus

While IRA APO Plus is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken on a pro rata basis from your Annuity Account Value in the Investment Funds unless you specify otherwise. If there is insufficient value in the Investment Funds the excess will be taken from the Guarantee Periods as described under "Withdrawals under the IRA Assured Payment Option" above.

A Lump Sum Withdrawal taken to satisfy minimum distribution requirements under the Certificate will not be subject to a withdrawal charge.


Death Benefit


Once you have elected IRA APO Plus, if a death benefit becomes payable during the fixed period we will pay the death benefit amount as described under "Death Benefit" in Part 5, to the designated beneficiary. Unless you have elected Joint and Survivor under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit relates only to the Investment Funds and the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

Termination of IRA APO Plus

You may terminate IRA APO Plus at any time by submitting a request satisfactory to us. In connection with the termination, you may either (i) elect to terminate IRA APO Plus at any time and have your Certificate operate under the Rollover IRA rules (see "Part 5: Provisions of the Certificates and Services We Provide") or (ii) elect the IRA Assured Payment Option with level or increasing payments. In the latter case your remaining Annuity Account Value in the Investment Funds will be allocated to the Guarantee Periods and applied under the Life Contingent Annuity. A market value adjustment may apply. At least 45 days prior to the end of each three year period, we will send you a quote indicating how much future income could be provided under the IRA Assured Payment Option. The quote would be based on your current Annuity Account Value, current Guaranteed Rates for the Guarantee Periods and current purchase rates under the Life Contingent Annuity as of the date of the quote. The actual amount of future income would depend on the rates in effect on the Transaction Date.


WITHDRAWALS


The Rollover IRA is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while you are alive. Three withdrawal options are available: Lump Sum Withdrawals, Minimum Distribution Withdrawals and Substantially Equal Payment Withdrawals. Withdrawals may result in withdrawal charges. "See Part 7: Deductions and Charges." Special withdrawal rules may apply under the IRA Assured Payment Option and IRA APO Plus.


Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Withdrawals, Transfers or Surrender Prior to the Expiration Date" in Part 4. Withdrawals may be taxable and subject to tax penalty. See "Part 9: Tax Aspects of the Certificates."

As a deterrent to early withdrawal (generally prior to age 59 1/2 ) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 9: Tax Aspects of the Certificates."

LUMP SUM WITHDRAWALS


After the first Contract Year, you may take a Lump Sum Withdrawal once per Contract Year at any time during such Contract Year. The minimum amount of such withdrawal is $1,000. A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," in
Part 5. Unless you are also utilizing Minimum Distribution Withdrawals described below, the limitation on your ability to take more than one Lump Sum Withdrawal per Contract Year should be discussed with your tax adviser. This limitation may affect your ability to meet minimum distribution requirements in the initial year in which you are required by the Code to begin taking minimum distributions.


To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" in Part 5. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

Lump Sum Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. While either the IRA Assured Payment Option or IRA APO Plus is in effect, Lump Sum Withdrawals that exceed the 10% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 7.


MINIMUM DISTRIBUTION WITHDRAWALS

Minimum Distribution Withdrawals provide distributions from the Annuity Account Value of the amounts necessary to meet minimum distribution requirements set forth in the Code.

This option may be elected in the year in which you attain age 70 1/2 . You can elect Minimum Distribution Withdrawals by submitting the proper election form. The minimum amount we will pay out is $250.

You may elect Minimum Distribution Withdrawals for each Certificate you own, subject to our rules then in effect. Currently, Minimum Distribution Withdrawal payments will be made annually.

Unless you specify otherwise, Minimum Distributions Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Minimum Distribution Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Minimum Distribution Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 7.

Example

The chart below illustrates the pattern of payments, under Minimum Distribution Withdrawals for a male who purchases the Rollover IRA at age 70 with a single contribution of $100,000, with payments commencing at the end of the first Contract Year.


                  PATTERN OF MINIMUM DISTRIBUTION WITHDRAWALS
                      $100,000 SINGLE CONTRIBUTION FOR A
                            SINGLE LIFE-MALE AGE 70

                      [THE FOLLOWING TABLE WAS REPRESENTED
                      AS AN AREA GRAPH IN THE PROSPECTUS]

                          Assumes 6.0% Rate of Return

                  Amount
Age             Withdrawn
---             ---------
 70             $6,250
 75              7,653
 80              8,667
 85              8,770
 90              6,931
 95              3,727
100              1,179

                     [END OF GRAPHICALLY REPRESENTED DATA]


Payments are calculated each year based on the Annuity Account Value at the end of each year, using the recalculation method of determining payments. (See "Part 1--Minimum Distribution Withdrawals" in the SAI.) Payments are made annually, and it is further assumed that no Lump Sum Withdrawals are taken.


This example assumes an annual rate of return of 6.0% compounded annually for both the Investment Funds and the Guaranteed Period Account. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return. Your investment results will vary. In addition, this example does not reflect any charges that may be applicable under the Rollover IRA. Such charges would effectively reduce the actual return.


SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS

Substantially Equal Payment Withdrawals provide distributions from the Annuity Account Value of the amounts necessary so that the 10% penalty tax, normally applicable to distributions made prior to age 59 1/2 , does not apply. See "Penalty Tax on Early Distributions," in Part 9. Once distributions begin, they should not be changed or stopped until the later of age 59 1/2 or five years from the date of the first distribution. If you change or stop the distributions or take a Lump Sum Withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under this option and for any interest thereon.

Substantially Equal Payment Withdrawals may be elected at any time if you are below age 59 1/2 . You can elect this option by submitting the proper form. You select the day and the month when the first withdrawal will be made, but it may not be sooner than 28 days after the issue of the Certificate. In no event may you elect to receive the first payment in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate the amount of the distribution under a method we select and payments will be made quarterly or annually as you select. These payments will continue to be made until we receive written notice from you to cancel this option. Such notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. A Lump Sum Withdrawal taken while Substantially Equal Payment Withdrawals are in effect, will cancel such withdrawals. You may elect to start receiving Substantially Equal Payment Withdrawals again, but in no event can the payments start in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate a new distribution amount.


Unless you specify otherwise, Substantially Equal Payment Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.


Substantially Equal Payment Withdrawals are not subject to a withdrawal charge.

INCOME ANNUITY OPTIONS


Income annuity options provide periodic payments over a specified period of time which may be fixed or may be based on your life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, no Annuity Commencement Date will be later than the Processing Date which follows your 85th birthday unless the IRA Assured Payment Option or IRA APO Plus is in effect. Also, if the IRA Assured Payment Option or IRA APO Plus was elected after age 78 (may apply beginning at older ages in some states) and you subsequently terminate the option, the Annuity Commencement Date must commence no later than the calendar year in which you attain age 90.


Before the Annuity Commencement Date, we will send you a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay you a fixed annuity benefit on the "normal form" indicated for your Certificate as of your Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or
(2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an income annuity option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

ANNUITY FORMS

o Life Annuity: An annuity which guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as you are living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of your life. In addition, if you die before a specific period of time (the "certain period") has ended, payments will continue to your beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The income annuity options outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for you. Variable income annuities may be funded through the Common Stock Fund through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Common Stock Fund. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your registered representative can provide details.

For each income annuity option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life income annuity option, your age (or your and the joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity option is chosen and payments have commenced, no change can be made.

If, at the time you elect an income annuity option, the amount to be applied is less than $2,000 or the initial payment under the option elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

PART 7: DEDUCTIONS AND CHARGES

CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. The charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under sponsored arrangements. See "Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Withdrawal Charge


A withdrawal charge will be imposed as a percentage of each contribution made to the extent that (i) a Lump Sum Withdrawal exceeds the free corridor amount, or (ii) a Minimum Distribution Withdrawal, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, exceeds the free corridor amount, and (iii) if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.


                                      CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution      7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%    0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the Lump Sum Withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Withdrawal Amount (Free Corridor)


    No withdrawal charge will be applied during any Contract Year in which (i) the amount of a Lump Sum Withdrawal does not exceed 15% of the Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during that Contract Year; (ii) a Minimum Distribution Withdrawal does not exceed 15% of the Annuity Account Value at the beginning of the Contract Year, minus a Lump Sum Withdrawal previously withdrawn during the Contract Year; or (iii) a Minimum Distribution Withdrawal is the only withdrawal taken during a Contract Year. The 15% maximum is called the free corridor amount.

    While either the IRA Assured Payment Option or IRA APO Plus is in effect, no withdrawal charge will be applied during any Contract Year in which (i) the amount of the Lump Sum Withdrawal does not exceed 10% of the Annuity Account Value at the beginning of the Contract Year; and (ii) a Lump Sum Withdrawal is taken to satisfy minimum distribution requirements under the Certificate. The 10% maximum is called the free corridor amount under the IRA Assured Payment Option and IRA APO Plus.

    A free corridor amount is not applicable to a surrender.


For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions.

The withdrawal charge is to help cover sales expenses.

Transfer Charge

Currently there is no charge for transfers. We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.

Guaranteed Minimum Death Benefit Charge


We deduct a charge for providing a minimum death benefit guarantee with respect to the Investment Funds annually on each Processing Date. The charge is equal to 0.20% of the GMDB in effect at such Processing Date.


If the amount collected from this charge exceeds the cost of providing the benefits, it will be to our profit, and may be used to pay distribution expenses not recovered from sales charges under the Certificates.

Annual Contract Fee

The annual contract fee is incurred at the beginning of the Contract Year and deducted at the end of each Contract Year on the Processing Date. We deduct this charge when determining the Cash Value payable if you surrender the Certificate prior to the end of a Contract Year. The amount deducted is deter-mined by the amount of your initial contribution. The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution equals $25,000 or more. This charge is to cover a portion of our administrative expenses. See "Asset Based Administrative Charge," below under "Charges Deducted from the Investment Funds."

Premium Taxes

Generally, we deduct any applicable charges for state and local taxes from the amount applied to provide an income annuity option if you elect to annuitize. In certain states, however, we may deduct the charge for taxes from contributions rather than at the Annuity Commencement Date. The current premium tax charge that might be imposed varies by state and ranges from 0% to 2.25%.

Allocation of Certain Charges to the
Guaranteed Period Account

No portion of the annual contract fee will be allocated to the Guaranteed Period Account unless there is insufficient value in the Investment Funds. If this charge is allocated to the Guaranteed Period Account, it will be allocated to the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first. If charges are allocated to the Guaranteed Period Account, you will not receive the full Guaranteed Rate if held to the Expiration Date. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund. Approximately 0.60% of this annual charge is allocated to the mortality risk and 0.30% is allocated to the expense risk.

We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate. We will use any gain for any lawful purpose including payment of distribution expenses not recovered from sales charges under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that the guaranteed minimum death benefit charge is insufficient to pay any amount by which such death benefit exceeds the Cash Value of the Certificate.

The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Asset Based Administrative Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for administrative expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. The annual contract fee and the asset based administrative charge is not designed to produce a profit for Equitable Life.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                   DAILY AVERAGE NET ASSETS
                            -------------------------------------
                             FIRST $350    NEXT $400    OVER $750
                               MILLION      MILLION      MILLION
                            -----------  -----------  -----------
ASSET ALLOCATION SERIES:
Conservative Investors  ...     .550%        .525%        .500%
Growth Investors ..........     .550%        .525%        .500%
EQUITY SERIES:
Common Stock ..............     .400%        .375%        .350%
Global ....................     .550%        .525%        .500%
Aggressive Stock ..........     .500%        .475%        .450%
FIXED INCOME SERIES:
Money Market ..............     .400%        .375%        .350%
Intermediate Govt.
Securities ................     .500%        .475%        .450%


                                FIRST        NEXT         OVER
                                $500         $500          $1
                               MILLION      MILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
Growth & Income ...........     .550%        .525%        .500%


                                FIRST        NEXT         OVER
                                $500          $1          $1.5
                               MILLION      BILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
International .............     .900%        .850%        .800%

Investment advisory fees are established under the Trust's investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus.

SPONSORED ARRANGEMENTS


For certain sponsored arrangements, we may reduce the annual contract fee and the withdrawal charge or change the minimum initial contribution requirements. Under the IRA Assured Payment Option and IRA APO Plus, we may increase Guaranteed Rates and reduce purchase rates under the Life Contingent Annuity. We may also change the guaranteed minimum death benefit. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.


Our costs for sales, administration, and mortality generally vary with the size and stability of the sponsoring organization among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the withdrawal charge or annual contract fee will reflect differences in costs or services and will not be unfairly discriminatory.

Sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER A SPONSORED ARRANGEMENT SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

PART 8: VOTING RIGHTS

TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect the Trust's Board of Trustees,
o  to ratify the selection of independent auditors for the Trust, and
o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each Trust share is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Rollover IRA Certificate Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in the Common Stock Fund divided by the Accumulation Unit Value for the Common Stock Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

PART 9: TAX ASPECTS OF THE CERTIFICATES

TAX-QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

Introduction

The Rollover IRA Certificate is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Rollover IRA cannot be forfeited.

This prospectus contains the information which the Internal Revenue Service
(IRS) requires to be disclosed to an individual before he or she purchases an IRA.

This Part covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

This prospectus provides our general understanding of applicable Federal income tax rules, but does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Rollover IRA Certificates.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in IRS Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Rollover IRA Certificate has been approved by the IRS as to form for use as an IRA. This IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

Cancellation

You can cancel a Certificate issued as an IRA by following the directions in
Part 5 under "Free Look Period." Since there may be adverse tax consequences if a Certificate is cancelled (and because we are required to report to the IRS certain distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Certificate, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.

Contributions to IRAs

The Code permits a working individual to make deductible or nondeductible contributions to a contract or certificate that qualifies as an IRA. The Code also allows tax-free rollovers (directly or otherwise) of certain distributions from tax-qualified plans which are used to purchase an IRA.

The initial contribution to the Certificate must be either a rollover or a direct custodian-to-custodian transfer. See "Tax-Free Transfers and Rollovers," discussed below. Any subsequent contributions you make may be any of rollovers, direct transfers or "regular" IRA contributions. See "Contributions Under the Certificates" in Part 5. The immediately following discussion relates to "regular" IRA contributions. For the reasons noted in "Tax-Free Transfers and Rollovers" below, you should consult with your tax adviser before making any subsequent contributions to an IRA which is intended to serve as a "conduit" IRA.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less when the individual's earnings are below the applicable amount. These limits do not apply to rollover contributions or direct custodian-to-custodian transfers into an IRA.

If neither the individual nor the individual's spouse is covered during any part of the taxable year by an employer-sponsored tax-favored retirement plan (including a qualified plan, a tax sheltered account or annuity under Section 403(b) of the Code (TSA) or a simplified employee pension plan), then regardless of adjusted gross income (AGI), each working spouse may make deductible contributions to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation. If the spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $2,250 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements. In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial deduction for IRA contributions the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:

                                                       Adjusted
                               Maximum                 Dollar
$10,000-Excess AGI             Permissible             Deduction
         $10,000           X   Dollar Deduction    =   Limit


Under the second method, the individual determines his or her Excess AGI and then refers to the table in Appendix V originally prepared by the IRS to determine the deduction.


Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal individual retirement arrangement for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2 .

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions may not, however, together exceed the lesser of the $2,000 limit (or $2,250 spousal limit) or 100% of compensation for each tax year. See "Excess Contributions" below. Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Certificates" below.

An individual making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interest in such IRAs are fully distributed.

Excess Contributions

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2 ). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's Federal income tax return for the tax year (including extensions) is not includable in income and therefore is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,250 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers

The Rollover IRA will accept a rollover from an individual retirement account or retirement bond or another IRA that consists of amounts which were accumulated from previous individual retirement accounts or IRA contributions (and any earnings thereon) and amounts derived from eligible rollover distributions from qualified plans or TSAs (and any earnings thereon).

The rollover amount must be transferred to the Certificate either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. The taxable portion of any distribution (except for any required minimum distribution under Section 401(a)(9) of the Code) from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is one of a series of substantially equal periodic payments made (not less frequently than annually) (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of ten years or more.

Under some circumstances, amounts from a Certificate may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to the Certificate which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free treatment applies to amounts withdrawn from the Certificate and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA. Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

Distributions from IRA Certificates

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.

If the individual makes non-deductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover
IRAs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70 1/2 ) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions" above, (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers" above) or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that permits rollover contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long- term capital gain treatment) available in certain cases to distributions from qualified plans.

Required Minimum Distributions

Distributions from IRAs generally must commence no later than April 1st of the calendar year following the calendar year in which the individual attains age 70 1/2 (Required Beginning Date). Subsequent distributions must be made by December 31st of each calendar year. Distributions can generally be made
(1) in a lump sum payment, (2) over the life of the individual, (3) over the joint lives of the individual and his or her designated beneficiary, (4) over a period not extending beyond the life expectancy of the individual or (5) over a period not extending beyond the joint life expectancies of the individual and his or her designated beneficiary.

The minimum amount required to be distributed in each year after age 70 1/2 is described in the Code and Treasury regulations. An individual may recompute his or her minimum distribution amount each year based on the individual's current life expectancy as well as that of the spouse. No recomputation is permitted, however, for a beneficiary other than a spouse. If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient Distributions" below.

Your required minimum distribution for any taxable year is calculated by taking into account the required minimum distribution from each of your individual retirement arrangements. The IRS, however, does not require that you make the required distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually satisfies your overall minimum distribution requirement, you may choose to take your annual required distribution from any one or more individual retirement arrangements that you maintain.

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Certificate must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

Taxation of Death Benefits

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained 70 1/2 . In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. If you elect to have your spouse be the sole primary beneficiary and to be the successor Annuitant and Certificate Owner, then your surviving spouse automatically becomes both the successor Certificate Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

Guaranteed Minimum Death Benefit

The Code provides that no part of an individual retirement account may be invested in life insurance contracts. Treasury Regulations provide that an individual retirement account may be invested in an annuity contract which provides a death benefit of the greater of premiums paid or the contract's cash value. Your Certificate provides a minimum death benefit guarantee that in certain circumstances may be greater than either of contributions made or the Annuity Account Value. Although there is no ruling regarding the type of minimum death benefit guarantee provided by the Certificate, Equitable Life believes that the Certificate's minimum death benefit guarantee should not adversely affect the qualification of the Certificate as an IRA. Nevertheless, it is possible that the IRS could disagree, or take the position that some portion of the charge in the

Certificate for the minimum death benefit guarantee should be treated for Federal income tax purposes as a taxable partial withdrawal from the Certificate. If this were so, such a deemed withdrawal would also be subject to tax penalty for Certificate Owners under age 59 1/2 .


Tax Considerations for the IRA Assured Payment Option and IRA APO Plus

Although the Life Contingent Annuity does not have a Cash Value, it will be assigned a value for tax purposes which will generally change each year. This value must be taken into account when determining the amount of required minimum distributions from your IRA even though the Life Contingent Annuity may not be providing a source of funds to satisfy such required minimum distribution. Accordingly, before you apply any IRA funds under the IRA Assured Payment Option or IRA APO Plus or terminate such Options, you should be aware of the tax considerations discussed below. Consult with your tax adviser to determine the impact of electing the IRA Assured Payment Option and IRA APO Plus in view of your own particular situation.

When funds have been allocated to the Life Contingent Annuity, you will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The IRA Assured Payment Option and IRA APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity.


If prior to the date payments are to start under the Life Contingent Annuity, you surrender your Certificate, or withdraw any remaining Annuity Account Value, it may be necessary for you to satisfy your required minimum distribution by accelerating the start date of payments for your Life Contingent Annuity, or to the extent available, take distributions from other IRA funds you may have. Alternatively you may convert your IRA Life Contingent Annuity under the IRA Rollover to a non-qualifed Life Contingent Annuity. This would be viewed as a distribution of the value of the Life Contingent Annuity from the IRA, and therefore, would be a taxable event. However, since the Life Contingent Annuity would no longer be part of an IRA, its value would not have to be taken into account in determining future required minimum distributions.


If you have elected a Joint and Survivor form of the Life Contingent Annuity, the joint Annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The IRA Assured Payment Option and IRA APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity. The value of such an annuity will change in the event of your death or the death of your spouse. For this reason, it is important that we be informed if you or your spouse dies before the Life Contingent Annuity has started payments so that a lower valuation can be made. Otherwise a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.


Allocations of funds to the Life Contingent Annuity may prevent the Certificate from later receiving "conduit" IRA treatment. See "Tax-Free Transfers and Rollovers" above.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions" below.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of IRA distributions will be subject to a 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, or (3) on or after the date when you reach age 59 1/2 .

A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax. To permit you to meet this exception, Equitable Life has designed Substantially Equal Payment Withdrawals described in Part 6. If you are a Rollover IRA Certificate Owner who will be under age 59 1/2 as of the date the first payment is expected to be received and you choose Substantially Equal Payment Withdrawals, Equitable Life will calculate the substantially equal annual payments under a method we will select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although Substantially

Equal Payment Withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Distributions from IRA Certificates," above. Once Substantially Equal Payment Withdrawals begin, the distributions should not be stopped or changed until the later of your attaining age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your Certificate as changing your pattern of Substantially Equal Payment Withdrawals for purposes of determining whether the penalty applies.

TAX PENALTY FOR INSUFFICIENT
DISTRIBUTIONS

You must begin receiving minimum distributions from an IRA no later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2 . Once distributions begin, subsequent distributions must be made by December 31st of each calendar year. Failure to make required distributions may cause the disqualification of the IRA.

Disqualification may result in current taxation of your entire benefit. In addition a 50% penalty tax may be imposed on the difference between the required distribution amount and the amount actually distributed, if any.

We are not permitted to make distributions from a Certificate before the Annuity Commencement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. You should consult with your tax adviser concerning these rules and their proper application to your situation.

TAX PENALTY FOR EXCESS DISTRIBUTIONS OR ACCUMULATION

A 15% excise tax applies to an individual's aggregate excess distributions from all tax-favored retirement plans (including IRAs). The excise tax is in addition to the ordinary income tax due but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. The aggregate distributions in any year will be subject to excise tax if they exceed an indexed amount ($150,000 in 1995).

In addition, in certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interest in qualified annuities and tax favored retirement plans is excessive.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax from IRA distributions, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments made from the Certificate to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

A recipient of periodic payments (e.g., monthly or annual payments) which total less than a certain Federal minimum ($13,900 taxable amount per year for 1995) will generally be exempt from the Federal income tax withholding rules, unless the recipient elects to have tax withheld. A recipient of periodic payments which equal or exceed the Federal minimum ($13,900 taxable amount for 1995) will generally be subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. A withholding election may be revoked at any time and remains effective until revoked. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

GENERATION SKIPPING TAX

As a general rule, if death benefits are payable to a person two or more generations younger than the Certificate Owner, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities and individual retirement arrangements. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

PART 10: INDEPENDENT ACCOUNTANTS

The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1994 and 1993 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the year ended December 31, 1992 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Deloitte & Touche LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.

                 APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-----------------------------------------------------------------------------

   The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1996 to a Guarantee Period with an Expiration Date of February 15, 2005 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2000.

                                                     ASSUMED
                                                GUARANTEED RATE ON
                                                FEBRUARY 15, 2000
                                             ----------------------
                                                5.00%       9.00%
                                             ----------  ----------
As of February 15, 2000 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
 Annuity Account Value .....................   $144,048    $119,487
(2) Guaranteed Period Amount ...............    131,080     131,080
(3) Market Value Adjustment: (1)-(2)  ......     12,968     (11,593)

On February 15, 2000 (After Withdrawal)
-------------------------------------------
(4) Portion of (3) Associated
 with Withdrawal: (3) x [$50,000
 (divided by) (1)]  ........................   $  4,501    $ (4,851)
(5) Reduction in Guaranteed
 Period Amount: [$50,000-(4)] ..............     45,499      54,851
(6) Guaranteed Period Amount: (2)-(5)  .....     85,581      76,229
(7) Maturity Value .........................    120,032     106,915
(8) Present Value of (7), also
 Annuity Account Value .....................     94,048      69,487

   You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

         APPENDIX II: GUARANTEED MINIMUM DEATH BENEFIT (GMDB) EXAMPLE
-----------------------------------------------------------------------------

Under the Certificate the death benefit is equal to the sum of:
 (1)the Annuity Account Value in the Investment Funds, or, if greater, the GMDB (see "Guaranteed Minimum Death Benefit (GMDB)" in Part 5; and

 (2)the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit Amount" in Part 4).

The following is an example illustrating the calculation of the GMDB. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Money Market Fund or the Intermediate Government Securities Fund), no subsequent contributions, no transfers and no withdrawals, the GMDB for an Annuitant age 45 would be calculated as follows:

   END OF
 CONTRACT    ANNUITY ACCOUNT   NON-NEW YORK
    YEAR          VALUE            GMDB       NEW YORK GMDB
----------  ---------------  --------------  -------------
     1          $105,000        $106,000(1)    $105,000(4)
     2          $108,675        $112,360(1)    $108,675(4)
     3          $124,976        $119,102(1)    $119,102(5)
     4          $135,912        $126,248(1)    $126,248(5)
     5          $149,503        $133,823(1)    $133,823(5)
     6          $149,503        $141,852(1)    $141,852(5)
     7          $161,463        $161,463(2)    $161,463(5)
     8          $161,463        $171,151(3)    $161,463(4)

The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 3.50%, 15.00%, 8.75%, 10.00%, 0.00%, 8.00% and 0.00%, respectively.

NON-NEW YORK

   (1) For Contract Years 1 through 6, the GMDB equals the initial contribution increased by 6%.

   (2) At the end of the seventh Contract Year the GMDB calculated on the 6% increase basis on that date of $150,363 is reset to the Annuity Account Value of $161,463 since that amount is greater.

   (3)  Equals the prior GMDB of $161,463 increased by 6%.

NEW YORK

   (4) At the end of Contract Years 1 and 2, and again at the end of Contract Year 8, the GMDB is equal to the Annuity Account Value.

   (5) At the end of Contract Years 3, 4, 5 and 6, the GMDB is equal to the contributions increased by 6% instead of the Annuity Account Value, since the GMDB cannot be greater than this amount. However, at the end of the seventh Contract Year the GMDB is equal to the Annuity Account Value of $161,463 even though it is greater than the contributions increased at 6% ($150,363) due to the end of the seventh Contract Year reset.

                    APPENDIX III: GMDB SPECIAL ADJUSTMENT
-----------------------------------------------------------------------------

A special adjustment is made to the GMDB if on the next Processing Date following a withdrawal or transfer from the Investment Funds, both (i) the Annuity Account Value is less than the GMDB, and (ii) the sum of the withdrawals and transfers from the Investment Funds during the Contract Year prior to such Processing Date is greater than the difference between the GMDB (before reduction for withdrawals and transfers from the Investment Funds during the prior Contract Year) and "GMDB contributions." GMDB contributions are equal to the sum of all contributions made plus all transfers into the Investment Funds, plus at the time of any seventh Contract Year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals or transfers from the Investment Funds.

The special adjustment will be equal to: (A) x (B) -(C):

   Where:

     (A) equals the GMDB (before the special adjustment and reduction for withdrawals and transfers from the Investment Funds during the prior Contract Year),

     (B) equals (i)/(ii);
     where

      (i) equals the sum of withdrawals and transfers from the Investment Funds during the prior Contract Year, and

     (ii) equals the Annuity Account Value (plus any withdrawals and transfers from the Investment Funds during the prior Contract Year), and

     (C) equals the sum of withdrawals and transfers from the Investment Funds during the prior Contract Year.

Example:

The following illustrates how a withdrawal would affect the non-New York GMDB under a Certificate, assuming an initial contribution of $100,000, an Annuity Account Value of $120,000 (with no allocation to the Money Market Fund or the Intermediate Government Securities Fund) at the end of the fourth year and a GMDB of $126,248 at the end of the fourth year. If no withdrawals or transfers were to be made in the fifth year, the end of fifth year GMDB would be $133,823. If a $60,000 withdrawal was made at the end of the fifth year and a 0% return had been earned in the fifth year, the special adjustment would be calculated using the above formula as follows:

(A) = $133,823

(B) = (i)/(ii) = $60,000/$120,000 = .5

(C) = $60,000

(A) X (B) - (C) = [($133,823 X .5) - $60,000] = $6,911.

The end of fifth year GMDB would equal $133,823 - $60,000 - $6,911 = $66,912.


The special adjustment was necessary in this case because (i) the end of fifth year Annuity Account Value was less than the GMDB at the end of the fifth year and (ii) the withdrawal of $60,000 was an amount greater than the difference between the end of the fifth year GMDB (before reduction for the withdrawal) and the GMDB contributions. In this case, that difference was $33,823 ($133,823 - $100,000).

APPENDIX IV: EXAMPLE OF PAYMENTS UNDER THE IRA ASSURED PAYMENT
OPTION AND IRA APO PLUS
-----------------------------------------------------------------------------

The second column in the chart below illustrates the payments for a male age 70 who purchased the IRA Assured Payment Option on November 1, 1995 with a single contribution of $100,000, with increasing payments. The payments are to commence on February 15, 1996. It assumes that the fixed period is 15 years and that the Life Contingent Annuity will provide payments on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on November 1, 1995, the initial payment would be $6,340 and would increase in each three year period to a final payment of $9,282. The first payment under the Life Contingent Annuity would be $10,211.

Alternatively as shown in the third and fourth columns, this individual could purchase the IRA APO Plus with the same $100,000 contribution, with the same fixed period and the Life Contingent Annuity on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on November 1, 1995, the same initial payment of $6,340 would be purchased under the IRA APO Plus. However, unlike the payment under the IRA Assured Payment Option that will increase every three years, this initial payment under the IRA APO Plus is not guaranteed to increase. Therefore, only $78,642 is needed to purchase the initial payment stream, and the remaining $21,358 is invested in the Investment Funds according to the Contract Owner's instructions. Any future increase in payments under the IRA APO Plus will depend on the investment performance in the Investment Funds.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the Investment Funds, the Annuity Account Value in the Investment Funds would grow to $21,358 and $26,905 respectively after three years. A portion of this amount is used to purchase the increase in the payments at the beginning of the fourth year. The remainder will stay in the Investment Funds to be drawn upon for the purchase of increases in payments at the end of each third year thereafter during the fixed period and at the end of the fixed period under the Life Contingent Annuity. Based on Guaranteed Rates for the Guarantee Periods and purchase rates for the Life Contingent Annuity as of November 1, 1995, the third and fourth columns illustrate the increasing payments that would be purchased under the IRA APO Plus assuming 0% and 8% rates of return respectively.


Under both options, while the Contract Owner is living payments increase annually after the 16th year under the Life Contingent Annuity based on the increase in the Consumer Price Index, but in no event greater than 3% per year nor less than 0%.

                               ANNUAL PAYMENTS


          GUARANTEED INCREASING PAYMENTS     ILLUSTRATIVE        ILLUSTRATIVE
          UNDER THE IRA ASSURED PAYMENT   PAYMENTS UNDER IRA  PAYMENTS UNDER IRA
 YEARS                OPTION                APO PLUS AT 0%      APO PLUS AT 8%
-------  ------------------------------  ------------------  ------------------
   1-3               $ 6,340                    $6,340             $ 6,340
   4-6                 6,974                     6,754               7,171
   7-9                 7,671                     7,124               7,970
 10-12                 8,439                     7,498               8,793
 13-15                 9,282                     7,839               9,594
    16                10,211                     8,094              10,303



As described above, a portion of the illustrated contribution is applied to the Life Contingent Annuity. This amount will generally be larger under the IRA Assured Payment Option than under the IRA APO Plus, and conversely a smaller portion of the contribution will be allocated to Guarantee Periods under the former than the latter. In this illustration, $79,556 is allocated under the IRA Assured Payment Option to the Guarantee Periods and under the IRA APO Plus, $88,522 is allocated to the Guarantee Periods and the Investment Funds. The balance of the $100,000 ($20,444 and $11,478, respectively) is applied to the Life Contingent Annuity.


The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the Guaranteed Rates and Life Contingent Annuity purchase rates in effect as of the Transaction Date. It is assumed that no Lump Sum Withdrawals are taken.

                     APPENDIX V: IRS TAX DEDUCTION TABLE
-----------------------------------------------------------------------------


If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI     DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
    $    0       $2,000        $2,550       $1,490        $5,050        $990        $ 7,550        $490
        50        1,990         2,600        1,480         5,100         980          7,600         480
       100        1,980         2,650        1,470         5,150         970          7,650         470
       150        1,970         2,700        1,460         5,200         960          7,700         460
       200        1,960         2,750        1,450         5,250         950          7,750         450
       250        1,950         2,800        1,440         5,300         940          7,800         440
       300        1,940         2,850        1,430         5,350         930          7,850         430
       350        1,930         2,900        1,420         5,400         920          7,900         420
       400        1,920         2,950        1,410         5,450         910          7,950         410
       450        1,910         3,000        1,400         5,500         900          8,000         400
       500        1,900         3,050        1,390         5,550         890          8,050         390
       550        1,890         3,100        1,380         5,600         880          8,100         380
       600        1,880         3,150        1,370         5,650         870          8,150         370
       650        1,870         3,200        1,360         5,700         860          8,200         360
       700        1,860         3,250        1,350         5,750         850          8,250         350
       750        1,850         3,300        1,340         5,800         840          8,300         340
       800        1,840         3,350        1,330         5,850         830          8,350         330
       850        1,830         3,400        1,320         5,900         820          8,400         320
       900        1,820         3,450        1,310         5,950         810          8,450         310
       950        1,810         3,500        1,300         6,000         800          8,500         300
     1,000        1,800         3,550        1,290         6,050         790          8,550         290
     1,050        1,790         3,600        1,280         6,100         780          8,600         280
     1,100        1,780         3,650        1,270         6,150         770          8,650         270
     1,150        1,770         3,700        1,260         6,200         760          8,700         260
     1,200        1,760         3,750        1,250         6,250         750          8,750         250
     1,250        1,750         3,800        1,240         6,300         740          8,800         240
     1,300        1,740         3,850        1,230         6,350         730          8,850         230
     1,350        1,730         3,900        1,220         6,400         720          8,900         220
     1,400        1,720         3,950        1,210         6,450         710          8,950         210
     1,450        1,710         4,000        1,200         6,500         700          9,000         200
     1,500        1,700         4,050        1,190         6,550         690          9,050         200
     1,550        1,690         4,100        1,180         6,600         680          9,100         200
     1,600        1,680         4,150        1,170         6,650         670          9,150         200
     1,650        1,670         4,200        1,160         6,700         660          9,200         200
     1,700        1,660         4,250        1,150         6,750         650          9,250         200
     1,750        1,650         4,300        1,140         6,800         640          9,300         200
     1,800        1,640         4,350        1,130         6,850         630          9,350         200
     1,850        1,630         4,400        1,120         6,900         620          9,400         200
     1,900        1,620         4,450        1,110         6,950         610          9,450         200
     1,950        1,610         4,500        1,100         7,000         600          9,500         200
     2,000        1,600         4,550        1,090         7,050         590          9,550         200
     2,050        1,590         4,600        1,080         7,100         580          9,600         200
     2,100        1,580         4,650        1,070         7,150         570          9,650         200
     2,150        1,570         4,700        1,060         7,200         560          9,700         200
     2,200        1,560         4,750        1,050         7,250         550          9,750         200
     2,250        1,550         4,800        1,040         7,300         540          9,800         200
     2,300        1,540         4,850        1,030         7,350         530          9,850         200
     2,350        1,530         4,900        1,020         7,400         520          9,900         200
     2,400        1,520         4,950        1,010         7,450         510          9,950         200
     2,450        1,510         5,000        1,000         7,500         500         10,000           0
     2,500        1,500

------------

Excess AGI = Your AGI minus your THRESHOLD LEVEL:
             If you are single, your Threshold Level is $25,000.
             If you are married, your Threshold Level is $40,000.
             If you are married and file a separate tax return, your Excess AGI = your
             AGI.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                  PAGE
                                                               --------
Part 1:      Minimum Distribution Withdrawals                      2
Part 2:      Accumulation Unit Values                              2
Part 3:      Annuity Unit Values                                   2
Part 4:      Custodian and Independent Accountants                 3
Part 5:      Money Market Fund and Intermediate Government
             Securities Fund Yield Information                     3
Part 6:      Long-Term Market Trends                               5
Part 7:      Financial Statements                                  7

                     HOW TO OBTAIN A ROLLOVER IRA STATEMENT OF ADDITIONAL INFORMATION
                     Send this request form to:
                     Equitable Life
                     Income Management Group
                     P.O. Box 1547
                     Secaucus, NJ 07096-1547
                     Please send me an INCOME MANAGER Rollover IRA SAI:

                     ---------------------------------------------------------
                     Name

                     ---------------------------------------------------------
                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                               INCOME MANAGERSM
                                 ROLLOVER IRA
                     STATEMENT OF ADDITIONAL INFORMATION


                               NOVEMBER 1, 1995
-----------------------------------------------------------------------------


                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE


                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45
                               ASSET ALLOCATION SERIES:
                               O  CONSERVATIVE INVESTORS
                               O  GROWTH INVESTORS
                               EQUITY SERIES:
                               O  GROWTH & INCOME
                               O  COMMON STOCK
                               O  GLOBAL
                               O  INTERNATIONAL
                               O  AGGRESSIVE STOCK
                               FIXED INCOME SERIES:
                               O  MONEY MARKET
                               O  INTERMEDIATE GOVERNMENT SECURITIES


                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Home Office:
Processing Office:
787 Seventh Avenue, New York, NY 10019
Post Office Box 1547, Secaucus, NJ 07096-1547


This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the Rollover IRA, dated November 1, 1995. Definitions of special terms used in the SAI are found in the prospectus.


   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                              PAGE
-----------------------------------------------------------------------------------------  --------
Part 1 Minimum Distribution Withdrawals                                                        2
-----------------------------------------------------------------------------------------  --------
Part 2 Accumulation Unit Values                                                                2
-----------------------------------------------------------------------------------------  --------
Part 3 Annuity Unit Values                                                                     2
-----------------------------------------------------------------------------------------  --------
Part 4 Custodian and Independent Accountants                                                   3
-----------------------------------------------------------------------------------------  --------
Part 5 Money Market Fund and Intermediate Government Securities Fund Yield Information         3
-----------------------------------------------------------------------------------------  --------
Part 6 Long-Term Market Trends                                                                 5
-----------------------------------------------------------------------------------------  --------
Part 7 Financial Statements                                                                    7
-----------------------------------------------------------------------------------------  --------


                                Copyright 1995
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

PART 1 - MINIMUM DISTRIBUTION  WITHDRAWALS


If you elect Minimum Distribution Withdrawals described in Part 6 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the Annuity Account Value as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2 , no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.


An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2 , option (1) will apply.

PART 2 - ACCUMULATION UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Rollover IRA.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) - c where:
                                                -
                                                b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by the Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 3 - ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2 % a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2 %.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2 % will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2 % Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 4 - CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the Trust owned by the Separate Account.

The consolidated financial statements of Equitable Life for the years ended December 31, 1994 and 1993 included in the SAI have been audited by Price Waterhouse LLP, and for the year ended December 31, 1992 by Deloitte & Touche LLP, as stated in their respective reports.

The consolidated financial statements of Equitable Life for the years ended December 31, 1994 and 1993 included in this SAI have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Equitable Life for the year ended December 31, 1992 included in this SAI have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 5 - MONEY MARKET FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD INFORMATION

Money Market Fund

The Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.


The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Money Market Fund but do not reflect the withdrawal charge, the guaranteed minimum death benefit charge or any premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Rollover IRA Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -- 1. The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Money Market Fund will fluctuate and not remain constant.

Intermediate Government Securities Fund

The Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.


The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Intermediate Government Securities Fund but do not reflect the withdrawal charge, the guaranteed minimum death benefit charge or any premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Rollover IRA Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -- 1. Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Intermediate Government Securities Fund will fluctuate and not remain constant.

Money Market Fund and Intermediate Government Securities Fund Yield
Information

The Money Market Fund and Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund and Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.


Because the Rollover IRA Certificates were offered for the first time in 1995, yield information is not available.


PART 6 - LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until retirement, financial requirements at retirement), you may be able to better determine how to allocate contributions among the Rollover IRA Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1954
                   (Values are as of the last business day)

                  [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    STACKED AREA GRAPH IN THE PROSPECTUS]

                          A              B
     Label   Label    Inflation    Common Stocks
    ------- -------   ---------    ---------------
       1     1954         1             1
       2                  1          1.32
       3               1.03           1.4
       4               1.06          1.25
       5               1.08          1.79
       6                1.1          2.01
       7               1.11          2.02
       8               1.12          2.56
       9               1.14          2.34
      10               1.15          2.87
      11     1964      1.17          3.34
      12               1.19          3.76
      13               1.23          3.38
      14               1.27          4.19
      15               1.33          4.65
      16               1.41          4.26
      17               1.49          4.43
      18               1.54          5.06
      19               1.59          6.02
      20               1.73          5.14
      21     1974      1.94          3.78
      22               2.08          5.18
      23               2.18          6.42
      24               2.32          5.96
      25               2.53          6.35
      26               2.87          7.52
      27               3.23          9.96
      28               3.51          9.47
      29               3.65          11.5
      30               3.79         14.09
      31     1984      3.94         14.97
      32               4.09         19.78
      33               4.13         23.44
      34               4.32         24.66
      35               4.51         28.81
      36               4.72         37.88
      37                  5         36.68
      38               5.16         47.89
      39               5.31         51.56
      40               5.45         56.71
      41     1994       5.6         57.45



                    [END OF GRAPHICALLY REPRESENTED DATA]



Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1994.

                   Growth of $1 Invested on January 1, 1990
                   (Values are as of the last business day)


                  [THE FOLLOWING TABLE WAS REPRESENTED AS A
                       SCATTER GRAPH IN THE PROSPECTUS]

                         A                  B
 Label   Label       Common Stocks   Intermediate-Term
-------  --------    --------------  -----------------
    1    1/1/90       $1.00             $1.00
    2      Jan.       $0.93             $0.99
    3      Feb.       $0.94             $0.99
    4      Mar.       $0.97             $0.99
    5      Apr.       $0.95             $0.98
    6      May        $1.04             $1.01
    7      June       $1.03             $1.02
    8      July       $1.03             $1.04
    9      Aug.       $0.93             $1.03
   10      Sep.       $0.89             $1.04
   11      Oct.       $0.89             $1.06
   12      Nov.       $0.94             $1.08
   13      Dec.       $0.97             $1.10

                    [END OF GRAPHICALLY REPRESENTED DATA]



Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1994 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term govern- ment bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any invest- ment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of the Investment Funds (which reflect the Trust and Separate Account charges), see "Part 3: Investment Performance" in the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                          LONG-TERM    INTERMEDIATE-
  FOR THE FOLLOWING PERIODS      COMMON     LONG-TERM     CORPORATE     TERM GOVT.      U.S. TREASURY     CONSUMER
        ENDING 12/31/94          STOCKS    GOVT. BONDS      BONDS          BONDS            BILLS        PRICE INDEX
-----------------------------  --------  -------------  -----------  ---------------  ---------------  -------------
1 Year                            1.31%       (7.77)%       (5.76)%        (5.14)%          3.90%           2.78%
3 Years                           6.26         5.62          5.28           4.19            3.43            2.81
5 Years                           8.69         8.34          8.36           7.46            4.73            3.51
10 Years                         14.40        11.86         11.57           9.40            5.76            3.59
20 Years                         14.58         9.42         10.00           9.25            7.29            5.45
30 Years                          9.95         6.96          7.31           7.84            6.66            5.36
40 Years                         10.66         5.62          6.14           6.58            5.63            4.40
50 Years                         11.92         4.99          5.34           5.59            4.69            4.35
60 Years                         11.48         4.81          5.21           5.19            3.92            4.10
Since 12/31/26                   10.19         4.83          5.41           5.09            3.69            3.13
Inflation adjusted since 1926     6.85         2.22          1.65           1.91            0.55              --

SOURCE: Stocks, Bonds, Bills, and Inflation 1995 Yearbook(Trademark), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1994, represented by the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1994; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 7 - FINANCIAL STATEMENTS


The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates. There are no financial statements for the Separate Account as it commenced operations in 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of
The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for postemployment benefits in 1994 and for investment securities and for reinsurance in 1993.

PRICE WATERHOUSE LLP
New York, New York
February 8, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Equitable Life Assurance Society of the United
States:

We have audited the consolidated statements of earnings, shareholder's equity and cash flows of The Equitable Life Assurance Society of the United States ("Equitable Life") for the year ended December 31, 1992. These consolidated financial statements are the responsibility of Equitable Life's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of The Equitable Life Assurance Society of the United States for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 1992 Equitable Life changed its method of accounting for foreclosed assets, income taxes and postretirement benefits other than pensions.

Deloitte & Touche LLP
New York, New York
February 16, 1993

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                         CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 1994 AND 1993

                                                                    1994         1993
                                                                -----------  -----------
                                                                      (IN MILLIONS)
  ASSETS
  Investments:
  Fixed maturities:
   Held to maturity, at amortized cost ........................ $ 5,223.0    $ 5,659.1
   Available for sale, at estimated fair value ................   7,586.0      7,829.3
  Mortgage loans on real estate ...............................   4,018.0      4,592.1
  Equity real estate ..........................................   4,446.4      4,452.6
  Policy loans ................................................   1,731.2      1,549.1
  Other equity investments ....................................     678.5        851.0
  Investment in and loans to affiliates .......................     560.2        533.0
  Other invested assets .......................................     489.3        374.2
                                                                -----------  -----------
   Total investments ..........................................  24,732.6     25,840.4
Cash and cash equivalents .....................................     693.6        593.4
Deferred policy acquisition costs .............................   3,221.1      2,858.8
Amounts due from discontinued GIC Segment .....................   2,108.6      2,125.9
Other assets ..................................................   2,078.6      1,900.8
Closed Block assets ...........................................   8,105.5      8,084.3
Separate Accounts assets ......................................  20,469.5     19,684.1
                                                                -----------  -----------
TOTAL ASSETS .................................................. $61,409.5    $61,087.7
                                                                ===========  ===========
LIABILITIES
Policyholders' account balances ............................... $21,238.0    $21,499.1
Future policy benefits and other policyholders' liabilities  ..   3,840.8      3,753.6
Short-term and long-term debt .................................   1,337.4      1,659.5
Other liabilities .............................................   2,300.1      2,450.3
Closed Block liabilities ......................................   9,069.5      9,143.4
Separate Accounts liabilities .................................  20,429.3     19,631.2
                                                                -----------  -----------
  Total liabilities ...........................................  58,215.1     58,137.1
                                                                -----------  -----------
Commitments and contingencies (Notes 10, 12, 13, 14, 15 and 23)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized,
  issued and outstanding ......................................       2.5          2.5
Capital in excess of par value ................................   2,913.6      2,613.6
Retained earnings .............................................     484.0        217.6
Net unrealized investment (losses) gains ......................    (203.0)       131.9
Minimum pension liability .....................................      (2.7)       (15.0)
                                                                -----------  -----------
  Total shareholder's equity ..................................   3,194.4      2,950.6
                                                                -----------  -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .................... $61,409.5    $61,087.7
                                                                ===========  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF EARNINGS
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                 1994       1993       1992
                                                              ---------  ---------  ---------
                                                                        (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income  $  715.0   $  644.5   $  571.7
Premiums ....................................................    625.6      599.1    1,185.3
Net investment income .......................................  2,030.9    2,599.3    2,689.5
Investment gains, net .......................................     91.8      533.4      371.8
Commissions, fees and other income ..........................    845.4    1,717.2    1,407.4
Contribution from the Closed Block ..........................    151.0      128.3       59.3
                                                              ---------  ---------  ---------
  Total revenues ............................................  4,459.7    6,221.8    6,285.0
                                                              ---------  ---------  ---------
BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances  .......  1,201.3    1,330.0    1,440.8
Policyholders' benefits .....................................    920.6    1,003.9    1,755.7
Other operating costs and expenses ..........................  1,943.1    3,584.2    3,095.7
                                                              ---------  ---------  ---------
  Total benefits and other deductions .......................  4,065.0    5,918.1    6,292.2
                                                              ---------  ---------  ---------
Earnings (loss) before Federal income taxes, extraordinary
 item and cumulative effect of accounting changes  ..........    394.7      303.7       (7.2)
Federal income taxes ........................................    101.2       91.3       19.2
                                                              ---------  ---------  ---------
Earnings (loss) before extraordinary item and cumulative
 effect of accounting changes ...............................    293.5      212.4      (26.4)
Extraordinary charge for demutualization expenses  ..........     --         --        (93.8)
Cumulative effect of accounting changes, net of Federal
 income taxes ...............................................    (27.1)      --          4.9
                                                              ---------  ---------  ---------
Net Earnings (Loss) ......................................... $  266.4   $  212.4   $ (115.3)
                                                              =========  =========  =========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                            1994        1993        1992
                                                        ----------  ----------  -----------
                                                                    (IN MILLIONS)
Common stock, at par value, beginning of year  ........ $    2.5    $    2.0       $ --
Issuance of common stock ..............................    --          --             2.0
Increase in par value .................................    --             .5         --
                                                        ----------  ----------  -----------
Common stock, at par value, end of year ...............      2.5         2.5          2.0
                                                        ----------  ----------  -----------
Capital in excess of par value, beginning of year  ....  2,613.6     2,273.9         --
Additional capital in excess of par value .............    300.0       340.2      2,273.9
Increase in par value .................................    --            (.5)        --
                                                        ----------  ----------  -----------
Capital in excess of par value, end of year  ..........  2,913.6     2,613.6      2,273.9
                                                        ----------  ----------  -----------
Retained earnings, beginning of year ..................    217.6         5.2      1,290.0
Net loss before demutualization .......................    --          --          (120.5)
Demutualization transaction ...........................    --          --        (1,169.5)
Net earnings after demutualization ....................    266.4       212.4          5.2
                                                        ----------  ----------  -----------
Retained earnings, end of year ........................    484.0       217.6          5.2
                                                        ----------  ----------  -----------
Net unrealized investment gains, beginning of year  ...    131.9        78.8         65.5
Change in unrealized investment (losses) gains  .......   (334.9)       (9.5)        13.3
Effect of adopting new accounting standard ............    --           62.6        --
                                                        ----------  ----------  -----------
Net unrealized investment (losses) gains, end of year     (203.0)      131.9         78.8
                                                        ----------  ----------  -----------
Minimum pension liability, beginning of year  .........    (15.0)      --
Change in minimum pension liability ...................     12.3       (15.0)
                                                        ----------  ----------
Minimum pension liability, end of year ................     (2.7)      (15.0)
                                                        ----------  ----------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ............... $3,194.4    $2,950.6    $ 2,359.9
                                                        ==========  ==========  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                         1994          1993         1992
                                                     -----------  ------------  -----------
                                                                  (IN MILLIONS)
Net earnings (loss) ................................ $   266.4    $    212.4    $  (115.3)
Adjustments to reconcile net earnings (loss) to net
 cash provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables ...................     --         (4,177.8)    (2,872.9)
  Increase in matched resale agreements ............     --         (2,900.5)    (1,692.4)
  Increase in matched repurchase agreements ........     --          2,900.5      1,692.4
  Investment gains, net of dealer and trading gains      (91.8)       (160.8)      (101.6)
  Change in amounts due from discontinued GIC
    Segment ........................................      57.3          47.8         76.4
  General Account policy charges ...................    (711.9)       (623.4)      (542.9)
  Interest credited to policyholders' account
    balances .......................................   1,201.3       1,330.0      1,440.8
  Changes in Closed Block assets and liabilities,
    net ............................................     (95.1)        (73.3)      (156.6)
  Change in postretirement benefits liability ......        .5          (8.5)       386.7
  Other, net .......................................       7.3        (407.6)        60.9
                                                     -----------  ------------  -----------
Net cash provided (used) by operating activities  ..     634.0      (3,861.2)    (1,824.5)
                                                     -----------  ------------  -----------
Cash flows from investing activities:
  Maturities and repayments ........................   2,319.7       3,479.6      2,395.8
  Sales ............................................   5,661.9       7,399.2      5,947.1
  Return of capital from joint ventures and limited
    partnerships ...................................      39.0         119.5        216.7
  Purchases ........................................  (7,417.6)    (11,184.2)    (9,009.5)
  Net increase in loans to discontinued GIC Segment      (40.0)       (880.0)    (1,448.6)
  Cash received on sale of 61% interest in DLJ .....     --            346.7        --
  Other, net .......................................    (371.1)       (317.0)       287.6
                                                     -----------  ------------  -----------
Net cash provided (used) by investing activities  ..     191.9      (1,036.2)    (1,610.9)
                                                     -----------  ------------  -----------
Cash flows from financing activities:
 Policyholders' account balances:
    Deposits .......................................   2,082.7       2,410.7      2,411.6
    Withdrawals ....................................  (2,887.4)     (2,433.5)    (2,912.0)
  Net (decrease) increase in short-term financings .    (173.0)      4,717.2      1,786.3
  Additions to long-term debt ......................      51.8          97.7        477.3
  Repayments of long-term debt .....................    (199.8)        (64.4)      (281.4)
  Proceeds from issuance of Alliance units .........     100.0         --           --
  Capital contribution from the Holding Company ....     300.0         --           177.8
                                                     -----------  ------------  -----------
Net cash (used) provided by financing activities  ..    (725.7)      4,727.7      1,659.6
                                                     -----------  ------------  -----------
Change in cash and cash equivalents ................     100.2        (169.7)    (1,775.8)
Cash and cash equivalents, beginning of year  ......     593.4         763.1      2,538.9
                                                     -----------  ------------  -----------
Cash and Cash Equivalents, End of Year ............. $   693.6    $    593.4    $   763.1
                                                     ===========  ============  ===========
Supplemental cash flow information
  Interest Paid .................................... $    34.9    $  1,437.2    $ 1,244.0
                                                     ===========  ============  ===========
  Income Taxes Paid (Refunded) ..................... $    49.2    $     41.0    $   (21.3)
                                                     ===========  ============  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). In connection with the conversion, Equitable Life's eligible policyholders received cash, policy credits or common stock of the Holding Company. The costs incurred in connection with the demutualization have been presented as an extraordinary charge.

   At conversion, on July 22, 1992, AXA Group ("AXA") became the owner of 49% of the Holding Company's common shares outstanding.

   On December 19, 1994, the Holding Company exchanged all its outstanding redeemable preferred stock and substantially all of its convertible preferred stock for common stock, a new series of convertible preferred stock and convertible debentures. As a result of this transaction, AXA's ownership of the Holding Company increased to 60.5% (63.6% assuming conversion of Convertible Preferred Stock held by AXA and 54.1% if all securities convertible into, or options on, common stock were to be converted or exercised).

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation and Principles of Consolidation

   After July 22, 1992, Equitable Life commenced preparing its general purpose financial statements in conformity with generally accepted accounting principles ("GAAP") for stock life insurance companies. Such principles have been applied retroactively in the preparation of these consolidated financial statements for all periods prior to conversion.

   The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance Capital Management L.P. ("Alliance"), an investment advisory subsidiary and Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary; and those partnerships and joint ventures (collectively, including its consolidated subsidiaries the "Company") in which the Company has control and a majority economic interest. The consolidated statements of earnings and cash flows for the years ended December 31, 1993 and 1992 include the results of operations and cash flows of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993, the date of sale (see Note 21). Subsequent to the date of sale, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts were presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

   All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

   Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1994 presentation.

Closed Block

   As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

   Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of Equitable Life's shareholder. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

   If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders.

   If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

 Discontinued Operations

   In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Losses incurred subsequently have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

 Accounting Changes

   In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 112, Employers' Accounting for Postemployment Benefits, which requires employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million. The current year impact from the implementation of this statement had no material effect on the 1994 consolidated statements of earnings.

   In the first quarter of 1993, the Company adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," which establishes the conditions for reinsurance accounting. With the adoption of this statement, certain reinsurance contracts were reclassified in 1993 and are presented on a gross basis. Implementation of this statement had no material effect on the Company's consolidated financial statements.

   At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

   In the fourth quarter of 1992 (effective as of January 1, 1992), the Company adopted SFAS No. 109, "Accounting for Income Taxes," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The cumulative effect of accounting changes of $4.9 million is comprised of a credit of $252.3 million related to the income tax statement and a charge of $247.4 million, net of a Federal income tax benefit of $130.9 million, related to the postretirement benefit statement.

   In 1992, effective in the fourth quarter, the Company changed its method of accounting for foreclosed assets to comply with AICPA Statement of Position No. 92-3, "Accounting for Foreclosed Assets." This change resulted in a charge of $34.5 million which is reflected in investment gains, net.

 New Accounting Pronouncements

   In the first quarter of 1995, the Company intends to adopt SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all creditors and addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. The statement also applies to all loans that are restructured in a troubled debt restructuring involving a modification of terms. It requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company is currently providing for impairment of loans through an allowance for possible losses, and the implementation of this statement is not expected to have a significant effect on the level of this allowance. As a result, there should be no material effect on the Company's consolidated statements of earnings or shareholder's equity upon adoption.

 Valuation of Investments

   Fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. For publicly traded fixed maturities and for directly negotiated fixed maturities the amortized cost is adjusted for impairments in value deemed to be other than temporary. Fixed maturities which have been identified as available for sale are reported at estimated fair value.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. The valuation allowances are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

   Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of estimated current fair value or depreciated cost, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported using the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

   Equity securities, comprised of common stock and non-redeemable preferred stocks, are carried at estimated fair value and are included in other equity investments.

   Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

   Cash and cash equivalents included cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

   All securities are recorded in the consolidated financial statements on a trade date basis.

 Investment Results and Unrealized Investment Gains (Losses)

   Net investment income excludes net investment income of Separate Accounts on which the Insurance Group does not bear the investment risk. Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

   Realized investment gains and losses, other than those related to Separate Accounts on which the Insurance Group does not bear the investment risk, are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

   Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

 Recognition of Insurance Income and Related Expenses

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from traditional life and annuity policies with life contingencies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

 Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   For universal life and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

   For traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

   For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

 Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   For traditional life insurance policies, future policy benefit and dividend liabilities are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

   Individual health benefit liabilities for active lives are calculated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions as to claim terminations, expenses, and interest which also provide a margin for adverse deviation.

   Claim reserves and associated liabilities for individual disability income and major medical policies were $291.3 million, $402.2 million, $529.3 million and $570.6 million at January 1, 1992, December 31, 1992, 1993 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                              YEARS ENDED DECEMBER 31,
                                           ----------------------------
                                              1994      1993      1992
                                           --------  --------  --------
                                                   (IN MILLIONS)
Incurred benefits related to current year  $188.6    $193.1    $183.0
Incurred benefits related to prior years     28.7     106.1      67.3
                                           --------  --------  --------
Total Incurred Benefits .................. $217.3    $299.2    $250.3
                                           ========  ========  ========
Benefits paid related to current year  ... $ 43.7    $ 48.9    $ 39.7
Benefits paid related to prior years  ....  132.3     123.1      99.7
                                           --------  --------  --------
Total Benefits Paid ...................... $176.0    $172.0    $139.4
                                           ========  ========  ========

   The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

   Equitable Life is subject to limitations on the amount of statutory profits which can be retained by Equitable Life with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

   At December 31, 1994, participating policies including those in the Closed Block represent approximately 31.0% ($64.4 billion) of direct written life insurance in force, net of amounts ceded. Participating policies represent substantially all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

 Federal Income Taxes

   Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Effective January 1, 1992, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

 Separate Accounts

   Separate Accounts are established in conformity with the New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

   Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

   The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1994, 1993 and 1992, investment results of such Separate Accounts were $676.3 million, $1,676.5 million and $1,447.4 million, respectively.

   The investment results of a Separate Account on which the Insurance Group bears the investment risk and which are included in revenues, amounted to $13.7 million, $12.6 million and $14.5 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of all Separate Accounts are included in revenues.

3) INVESTMENTS

   The following tables provide additional information relating to fixed maturities and equity securities:

                                                      GROSS         GROSS
                                       AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                         COST         GAINS         LOSSES      FAIR VALUE
                                     -----------  ------------  ------------  ------------
                                                          (IN MILLIONS)
DECEMBER 31, 1994
-----------------------------------
Fixed Maturities:
 Held to Maturity:
  Corporate ........................ $4,661.0     $67.9         $233.8        $4,495.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................    428.9       4.6           44.2           389.3
  States and political subdivisions      63.4        .9            3.7            60.6
  Foreign governments ..............     69.7       4.2            2.0            71.9
                                     -----------  ------------  ------------  ------------
Total Held to Maturity ............. $5,223.0     $77.6         $283.7        $5,016.9
                                     ===========  ============  ============  ============
 Available for Sale:
  Corporate ........................ $5,663.4     $34.6         $368.0        $5,330.0
  Mortgage-backed ..................    686.0       2.9           44.8           644.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................  1,519.3       6.7           71.9         1,454.1
  States and political subdivisions      23.4        .1             .7            22.8
  Foreign governments ..............     43.8        .3            4.2            39.9
  Redeemable preferred stock  ......    108.4        .4           13.7            95.1
                                     -----------  ------------  ------------  ------------
Total Available for Sale ........... $8,044.3     $45.0         $503.3        $7,586.0
                                     ===========  ============  ============  ============
Equity Securities:
 Common stock ...................... $  126.4     $31.2         $ 23.5        $  134.1
                                     ===========  ============  ============  ============

                                                      GROSS         GROSS
                                       AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                         COST         GAINS         LOSSES      FAIR VALUE
                                     -----------  ------------  ------------  ------------
                                                          (IN MILLIONS)
December 31, 1993
-----------------------------------
Fixed Maturities:
 Held to Maturity:
  Corporate ........................ $5,155.0     $390.7        $17.7         $5,528.0
  Mortgage-backed ..................     89.1        4.3           .1             93.3
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................     91.2       16.8          --             108.0
  States and political subdivisions     274.7       29.4           .1            304.0
  Foreign governments ..............     49.1        5.3          --              54.4
                                     -----------  ------------  ------------  ------------
Total Held to Maturity ............. $5,659.1     $446.5        $17.9         $6,087.7
                                     ===========  ============  ============  ============
 Available for Sale:
  Corporate ........................ $4,909.0     $218.2        $31.0         $5,096.2
  Mortgage-backed ..................  1,093.7       34.8          1.4          1,127.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................    881.0       44.1          1.7            923.4
  States and political subdivisions     590.6       26.5          1.6            615.5
  Foreign governments ..............     40.0        1.8           .2             41.6
  Redeemable preferred stock  ......     31.1         .1          5.7             25.5
                                     -----------  ------------  ------------  ------------
Total Available for Sale ........... $7,545.4     $325.5        $41.6         $7,829.3
                                     ===========  ============  ============  ============
Equity Securities:
 Common stock ...................... $  110.0     $ 78.8        $ 2.8         $  186.0
 Non-redeemable preferred stock  ...      6.9         .3           .5              6.7
                                     -----------  ------------  ------------  ------------
Total Equity Securities ............ $  116.9     $ 79.1        $ 3.3         $  192.7
                                     ===========  ============  ============  ============

   For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1994 and 1993, securities without a readily ascertainable market value having an amortized cost of $3,854.0 million and $4,751.5 million, respectively, had estimated fair values of $3,724.6 million and $5,016.6 million, respectively.

   The contractual maturity of bonds at December 31, 1994 is shown below:

                                    HELD TO MATURITY          AVAILABLE FOR SALE
                               -------------------------  -------------------------
                                 AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                   COST       FAIR VALUE      COST       FAIR VALUE
                               -----------  ------------  -----------  ------------
                                                   (IN MILLIONS)
Due in one year or less  ..... $  216.2     $  216.1      $  214.9     $  214.8
Due in years two through five   1,442.1      1,419.1       1,895.2      1,855.0
Due in years six through ten    1,733.5      1,634.3       2,763.8      2,549.7
Due after ten years ..........  1,831.2      1,747.4       2,376.0      2,227.3
Mortgage-backed securities  ..    --           --            686.0        644.1
                               -----------  ------------  -----------  ------------
Total ........................ $5,223.0     $5,016.9      $7,935.9     $7,490.9
                               ===========  ============  ===========  ============

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Investment valuation allowances and changes thereto are shown below:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                     1994       1993       1992
                                                  ---------  ---------  ---------
                                                            (IN MILLIONS)
Balances, beginning of year ..................... $ 355.6    $ 512.0    $ 565.1
Additions charged to income .....................    51.0       92.8      265.0
Deductions for writedowns and asset dispositions   (121.7)    (249.2)    (239.3)
Transfers of allowances to discontinued GIC
 Segment and Closed Block .......................    --         --        (78.8)
                                                  ---------  ---------  ---------
Balances, End of Year ........................... $ 284.9    $ 355.6    $ 512.0
                                                  =========  =========  =========
Balances, end of year comprise:
 Mortgage loans on real estate .................. $  64.2    $ 144.4    $ 198.3
 Equity real estate .............................   220.7      211.2      195.1
 Fixed maturities ...............................    --         --        118.6
                                                  ---------  ---------  ---------
Total ........................................... $ 284.9    $ 355.6    $ 512.0
                                                  =========  =========  =========

   Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

   At December 31, 1994, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $33.7 million of fixed maturities, $42.5 million of mortgage loans on real estate and $.9 million of equity real estate.

   The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1994, approximately 12.4% of the $13,017.0 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

   In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which invest primarily in securities considered to be other than investment grade.

   The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $30.5 million and $55.3 million at December 31, 1994 and 1993, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $9.7 million and $32.7 million as of December 31, 1994 and 1993, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $7.5 million, $11.7 million and $35.4 million in 1994, 1993 and 1992, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $6.8 million, $9.7 million and $28.2 million in 1994, 1993 and 1992, respectively.

   At December 31, 1994 and 1993, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $96.9 million (2.3% of total mortgage loans on real estate) and $292.1 million (6.2% of total mortgage loans on real estate), respectively.

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $447.9 million and $508.4 million at December 31, 1994 and 1993, respectively. These amounts include $1.0 million and $28.1 million of problem mortgage loans on real estate at December 31, 1994 and 1993, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $44.9 million, $51.8 million and $59.8 million in 1994, 1993 and 1992, respectively. Gross interest income on these loans included in net investment income aggregated $32.8 million, $46.0 million and $44.9 million in 1994, 1993 and 1992, respectively.

   At December 31, 1994, investments owned of any one issuer, including its affiliates, that aggregate 10% or more of total shareholder's equity were $596.0 million, principally in mortgage loans, to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate and potential problem mortgage loans on real estate with amortized costs of $4.9 million and $294.0 million, respectively. Partnerships affiliated with Trammell Crow, which are borrowers pursuant to commercial mortgage loans with an amortized cost of $294.0 million at December 31, 1994, filed for Chapter 11 bankruptcy on January 3, 1995. The loan package consists of first mortgage interests in 48 properties. The borrowing groups consist of 46 individual partnerships and the loans are substantially cross-collateralized.

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1994 and 1993, the carrying value of equity real estate available for sale amounted to $447.8 million and $402.5 million, respectively. At December 31, 1994 and 1993, the Company owned $1,086.9 million and $947.0 million, respectively, of real estate acquired in satisfaction of debt.

   Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $703.1 million and $624.7 million at December 31, 1994 and 1993, respectively. Depreciation expense on real estate totaled $117.0 million, $115.3 million and $117.7 million for the years ended December 31, 1994, 1993 and 1992, respectively.

4) JOINT VENTURES AND PARTNERSHIPS

   Summarized combined financial information of real estate joint ventures (47 and 53 individual ventures as of December 31, 1994 and 1993, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                DECEMBER 31,
                                                                         ------------------------
                                                                             1994         1993
                                                                         -----------  -----------
                                                                               (IN MILLIONS)
FINANCIAL POSITION
Investments in real estate, at depreciated cost ........................ $2,786.7     $3,160.2
Investments in securities, generally at estimated fair value  ..........  3,071.2      3,633.6
Cash and cash equivalents ..............................................    359.8        195.0
Other assets ...........................................................    398.7        753.8
                                                                         -----------  -----------
Total assets ...........................................................  6,616.4      7,742.6
                                                                         -----------  -----------
Funds borrowed -- third party ..........................................  1,759.6      1,826.5
Funds borrowed -- the Company ..........................................    238.0        594.1
Other liabilities ......................................................    987.7      1,041.0
                                                                         -----------  -----------
Total liabilities ......................................................  2,985.3      3,461.6
                                                                         -----------  -----------
Partners' Capital ...................................................... $3,631.1     $4,281.0
                                                                         ===========  ===========
Equity in partners' capital included above ............................. $  964.2     $1,044.1
Equity in limited partnership interests not included above  ............    224.6        259.3
(Deficit) excess of equity in partners' capital over investment cost
  and equity earnings ..................................................     (1.8)        18.1
Notes receivable from joint venture ....................................      6.1         38.7
Negative equity in certain joint ventures presented as other
  liabilities ..........................................................     --           57.1
                                                                         -----------  -----------
Carrying Value ......................................................... $1,193.1     $1,417.3
                                                                         ===========  ===========


                                                                YEARS ENDED DECEMBER 31,
                                                            -------------------------------
                                                               1994       1993       1992
                                                            ---------  ---------  ---------
                                                                      (IN MILLIONS)
STATEMENTS OF EARNINGS
Revenues of real estate joint ventures .................... $ 537.7    $ 602.7    $ 719.0
Revenues of other limited partnership interests  ..........   103.4      319.1      270.1
Interest expense -- third party ...........................  (114.9)    (118.8)    (119.8)
Interest expense -- the Company ...........................   (36.9)     (52.1)     (83.4)
Other expenses ............................................  (430.9)    (531.7)    (592.1)
                                                            ---------  ---------  ---------
Net Earnings .............................................. $  58.4    $ 219.2    $ 193.8
                                                            =========  =========  =========
Equity in net earnings included above ..................... $  18.9    $  71.6    $  40.6
Equity in net earnings of limited partnerships not
 included above ...........................................    25.3       46.3       50.9
Excess of earnings in joint ventures over equity ownership
 percentage and amortization of differences in bases  .....     1.8        9.2        5.7
Interest on notes receivable ..............................    --           .5        3.3
                                                            ---------  ---------  ---------
Total Equity in Net Earnings .............................. $  46.0    $ 127.6    $ 100.5
                                                            =========  =========  =========

5) NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

   The sources of net investment income are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------
                                                    1994        1993        1992
                                                ----------  ----------  ----------
                                                           (IN MILLIONS)
Fixed maturities .............................. $1,024.5    $  981.7    $1,061.4
Trading account securities ....................     --         709.3       474.3
Securities purchased under resale agreements  .     --         533.8       543.2
Mortgage loans on real estate .................    384.3       457.4       646.1
Equity real estate ............................    561.8       539.1       396.5
Other equity investments ......................     35.7       110.4       104.8
Policy loans ..................................    122.7       117.0       183.2
Broker-dealer related receivables .............     --         292.2       276.3
Other investment income .......................    336.3       304.9       297.9
                                                ----------  ----------  ----------
 Gross investment income ......................  2,465.3     4,045.8     3,983.7
                                                ----------  ----------  ----------
Interest expense to finance short-term trading
 instruments ..................................     --         983.4       918.4
Other investment expenses .....................    434.4       463.1       375.8
                                                ----------  ----------  ----------
 Investment expenses ..........................    434.4     1,446.5     1,294.2
                                                ----------  ----------  ----------
Net Investment Income ......................... $2,030.9    $2,599.3    $2,689.5
                                                ==========  ==========  ==========

   Investment gains, net, including changes in the valuation allowances, are summarized as follows:

                                          YEARS ENDED DECEMBER 31,
                                      ------------------------------
                                         1994       1993      1992
                                      ---------  --------  ---------
                                               (IN MILLIONS)
Fixed maturities .................... $(14.1)    $123.1    $  49.1
Mortgage loans on real estate  ......  (43.1)     (65.1)    (148.9)
Equity real estate ..................   20.6      (18.5)     (48.1)
Other equity investments ............   76.0      119.5      246.2
Dealer and trading gains ............   --        372.5      272.0
Sales of newly issued Alliance units    52.4       --         --
Other ...............................   --          1.9        1.5
                                      ---------  --------  ---------
Investment Gains, Net ............... $ 91.8     $533.4    $ 371.8
                                      =========  ========  =========

   Gross gains of $116.8 million, $188.5 million and $141.0 million and gross losses of $100.1 million, $145.0 million and $123.4 million were realized on sales of investments in fixed maturities for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, writedowns of fixed maturities amounted to $30.8 million, $5.4 million and $13.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   For the year ended December 31, 1994, proceeds received on sales of fixed maturities classified as available for sale amounted to $5,253.9 million. Gross gains of $63.8 million and gross losses of $59.1 million were realized on these sales. The increase in unrealized investment losses related to fixed maturities classified as available for sale for the year ended December 31, 1994 amounted to $742.2 million.

   During the year ended December 31, 1994, one security classified as held to maturity was sold and six securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The amortized cost of the security sold was $19.9 million with a related investment gain of $.8 million recognized; the aggregate amortized cost of the securities transferred was $42.8 million with gross unrealized investment losses of $3.1 million charged to consolidated shareholder's equity.

   Investment gains from other equity investments include gains generated by DLJ's involvement in long-term corporate development investments amounting to $79.9 million and $195.9 million for the years ended December 31, 1993 and 1992, respectively.

   For the years ended December 31, 1994, 1993 and 1992, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $175.8 million, $243.2 million and $286.8 million, respectively.

   In 1994, Alliance sold 4.96 million newly issued units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's publicly traded units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

   The unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                      1994       1993       1992
                                                  ----------  ---------  --------
                                                            (IN MILLIONS)
Balance, beginning of year ...................... $ 131.9     $  78.8    $ 65.5
Changes in unrealized investment (losses) gains    (823.8)      (14.1)      6.0
Effect of adopting SFAS No. 115 .................    --         283.9      --
Changes in unrealized investment (gains) losses
 attributable to:
  Participating group annuity contracts  ........    40.8       (36.2)     19.4
  Deferred policy acquisition costs .............   269.5      (150.5)     --
  Deferred Federal income taxes .................   178.6       (30.0)    (12.1)
                                                  ----------  ---------  --------
Balance, End of Year ............................ $(203.0)    $ 131.9    $ 78.8
                                                  ==========  =========  ========
Balance, end of year comprises:
 Unrealized investment (losses) gains on:
  Fixed maturities .............................. $(461.3)    $ 283.9    $ (3.9)
  Other equity investments ......................     7.7        75.8      81.6
  Other .........................................    14.5        25.0      37.2
                                                  ----------  ---------  --------
   Total ........................................  (439.1)      384.7     114.9
 Amounts of unrealized investment (gains) losses
  attributable to:
   Participating group annuity contracts  .......     5.9       (34.9)      1.3
   Deferred policy acquisition costs ............   119.0      (150.5)     --
   Deferred Federal income taxes ................   111.2       (67.4)    (37.4)
                                                  ----------  ---------  --------
Total ........................................... $(203.0)    $ 131.9    $ 78.8
                                                  ==========  =========  ========

6) CLOSED BLOCK

   Summarized financial information of the Closed Block is as follows:

                                                                   DECEMBER 31,
                                                             ----------------------
                                                                 1994        1993
                                                             ----------  ----------
                                                                  (IN MILLIONS)
Assets
Fixed Maturities:
  Held to maturity, at amortized cost (estimated fair value,
    $1,785.0 and $1,971.5) ................................. $1,927.8    $1,871.5
  Available for sale, at estimated fair value (amortized
    cost, $1,270.3 and $984.4) .............................  1,197.0     1,030.6
Mortgage loans on real estate ..............................  1,543.7     1,692.3
Policy loans ...............................................  1,827.9     1,877.1
Cash and other invested assets .............................    442.5       426.2
Deferred policy acquisition costs ..........................    878.1       940.3
Other assets ...............................................    288.5       246.3
                                                             ----------  ----------
Total Assets ............................................... $8,105.5    $8,084.3
                                                             ==========  ==========
Liabilities
Future policy benefits and policyholders' account balances   $8,965.3    $9,067.3
Other liabilities ..........................................    104.2        76.1
                                                             ----------  ----------
Total Liabilities .......................................... $9,069.5    $9,143.4
                                                             ==========  ==========


                                                      YEARS ENDED      JULY 22
                                                      DECEMBER 31,     THROUGH
                                                  ------------------- DECEMBER 31,
                                                     1994       1993     1994
                                                  ---------  --------- ----------
                                                               (IN MILLIONS)
Revenues
Premiums and other revenue ...................... $  798.1   $  860.2   $303.7
Investment income (net of investment expenses of
 $19.0, $17.3 and $2.7) .........................    523.0      526.5    209.7
Investment losses, net ..........................    (24.0)     (15.0)    (2.4)
                                                  ---------  ---------  --------
  Total revenues ................................  1,297.1    1,371.7    511.0
                                                  ---------  ---------  --------
Benefits and Other Deductions
Policyholders' benefits and dividends ...........  1,075.6    1,141.4    402.3
Other operating costs and expenses ..............     70.5      102.0     49.4
                                                  ---------  ---------  --------
  Total benefits and other deductions ...........  1,146.1    1,243.4    451.7
                                                  ---------  ---------  --------
Contribution from the Closed Block .............. $  151.0   $  128.3   $ 59.3
                                                  =========  =========  ========

   The fixed maturity portfolio, based on amortized cost, includes $23.8 million and $22.0 million at December 31, 1994 and 1993, respectively, of restructured securities which includes problem fixed maturities of $6.4 million and $10.4 million, respectively.

   At December 31, 1994 and 1993, problem mortgage loans on real estate had an amortized cost of $27.6 million and $130.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $179.2 million and $199.9 million, respectively. At December 31, 1994 and 1993, the restructured mortgage loans on real estate amount included $.7 million and $9.7 million, respectively, of problem mortgage loans on real estate.

   Valuation allowances amounted to $46.2 million and $72.2 million on mortgage loans on real estate and $2.6 million and $.6 million on equity real estate at December 31, 1994 and 1993, respectively. Writedowns of fixed maturities amounted to $15.9 million and $1.7 million for the years ended December 31, 1994 and 1993, respectively, and $2.2 million for the period July 22, 1992 to December 31, 1992.

   Implementation of a new accounting statement for the valuation of fixed maturities at December 31, 1993, resulted in the recognition of a deferred dividend liability of $49.6 million.

   Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

7) DISCONTINUED OPERATIONS

   Summarized financial information of the GIC Segment is as follows:

                                            DECEMBER 31,
                                      ----------------------
                                          1994        1993
                                      ----------  ----------
                                           (IN MILLIONS)
Assets
Mortgage loans on real estate  ...... $1,730.5    $2,076.0
Equity real estate ..................  1,194.8     1,445.2
Other invested assets ...............    978.8     1,132.4
Other assets ........................    529.5       660.3
                                      ----------  ----------
Total Assets ........................ $4,433.6    $5,313.9
                                      ==========  ==========
Liabilities
Policyholders' liabilities .......... $1,924.0    $2,698.5
Allowance for future losses .........    185.6       236.4
Amounts due to continuing operations   2,108.6     2,125.9
Other liabilities ...................    215.4       253.1
                                      ----------  ----------
Total Liabilities ................... $4,433.6    $5,313.9
                                      ==========  ==========


                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                     1994       1993       1992
                                                  ---------  ---------  ---------
                                                            (IN MILLIONS)
Revenues
Investment income (net of investment expenses of
 $174.0, $175.8 and $117.4) ..................... $368.4     $526.4     $ 559.1
Investment gains (losses), net ..................   26.8      (22.6)      (21.7)
Policy fees, premiums and other income  .........     .3        8.7         3.4
                                                  ---------  ---------  ---------
Total revenues ..................................  395.5      512.5       540.8
Benefits and other deductions ...................  417.2      537.2       701.7
                                                  ---------  ---------  ---------
Losses Charged to Allowance for Future Losses  .. $(21.7)    $(24.7)    $(160.9)
                                                  =========  =========  =========

   In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. In 1992, implementation of a new accounting statement for income taxes resulted in a benefit which was offset by a pre-tax $33.6 million addition to the allowance for future losses. Additionally, at December 31, 1993, implementation of a new accounting statement for the valuation of fixed maturities resulted in a benefit of $13.1 million which was offset by a corresponding addition to the allowance for future losses.

   The amounts due to continuing operations at December 31, 1994 and 1993 consist of $3,324.0 million and $3,284.0 million, respectively, borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million and $1,158.1 million, respectively, representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

   In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions.

   Investment income includes $88.2 million, $97.7 million and $94.2 million of interest income in 1994, 1993 and 1992, respectively, on amounts due from continuing operations. Benefits and other deductions includes $193.1 million, $188.4 million and $132.8 million of interest expense related to amounts borrowed from continuing operations in 1994, 1993 and 1992, respectively.

   Valuation allowances amounted to $50.2 million and $61.4 million on mortgage loans on real estate and $74.7 million and $61.5 million on equity real estate at December 31, 1994 and 1993, respectively. Writedowns of fixed maturities amounted to $17.8 million, $1.1 million and $5.2 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   The fixed maturity portfolio, based on amortized cost, includes $43.3 million and $59.8 million at December 31, 1994 and 1993, respectively, of restructured securities. These amounts include problem fixed maturities of $9.7 million and $21.3 million at December 31, 1994 and 1993, respectively.

   At December 31, 1994 and 1993, problem mortgage loans on real estate had amortized costs of $14.9 million and $64.8 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $371.2 million and $373.3 million, respectively. At December 31, 1993, the restructured mortgage loans on real estate amount included $.2 million of problem mortgage loans on real estate.

   At December 31, 1994 and 1993, the GIC Segment had $312.2 million and $325.9 million, respectively, of real estate acquired in satisfaction of debt.

8) SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                       DECEMBER 31,
                                                  ---------------------
                                                      1994       1993
                                                  ----------  ---------
                                                       (IN MILLIONS)
Short-term debt ................................. $   20.0    $  200.7
                                                  ----------  ---------
Long-term debt:
Equitable Life:
 Eurodollar notes, 10.375% due 1995 .............     34.6        66.0
 Eurodollar notes, 10.5% due 1997 ...............     76.2        76.2
 Zero coupon note, 11.25% due 1997 ..............    107.8        96.6
 Other ..........................................     48.7        37.4
                                                  ----------  ---------
  Total Equitable Life ..........................    267.3       276.2
                                                  ----------  ---------
Wholly Owned and Joint Venture Real Estate:
 Mortgage notes, 3.89% - 12.75% due through 2019   1,046.2     1,073.2
                                                  ----------  ---------
Alliance:
  Direct placement notes ........................    --          105.0
  Other .........................................      3.9         4.4
                                                  ----------  ---------
   Total Alliance ...............................      3.9       109.4
                                                  ----------  ---------
Total long-term debt ............................  1,317.4     1,458.8
                                                  ----------  ---------
Total Short-term and Long-term Debt ............. $1,337.4    $1,659.5
                                                  ==========  =========

 Short-term Debt

   On July 11, 1994, Equitable Life established a three-year $350.0 million bank credit facility which replaced a similar $550.0 million credit facility scheduled to mature in August 1994. This facility is available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1994 range from 5.5% (the Federal Funds rate plus 50 basis points) to 8.5% (the prime rate). No amounts have been borrowed under this bank credit facility at December 31, 1994.

   Equitable Life has a commercial paper program with an issue limit of up to $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million three-year bank credit facility. No amounts have been borrowed under this program through December 31, 1994.

   Alliance established a $100.0 million revolving credit facility with several banks during 1994. On March 31, 1997, the revolving credit facility converts into a term loan payable quarterly in equal installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1994, there were no amounts outstanding under the facility.

   During 1994, Alliance authorized a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus
 .2875%. A fee of .1250% per annum is paid quarterly on the entire facility. At December 31, 1994, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

   During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

 Long-term Debt

   Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

   During 1994, Alliance repaid the direct placement notes.

   The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,744.4 million and $1,855.6 million at December 31, 1994 and 1993, respectively, as collateral for certain long-term debt.

   At December 31, 1994, aggregate maturities of the long-term debt based on required principal payments at maturity for 1995 and the succeeding four years are $39.9 million, $124.6 million, $467.2 million, $301.3 million and $15.3 million, respectively, and $414.0 million thereafter.

9) FEDERAL INCOME TAXES

   A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                          YEARS ENDED DECEMBER 31,
                                       ----------------------------
                                          1994      1993      1992
                                       --------  --------  --------
                                               (IN MILLIONS)
  Federal income tax expense
    (benefit):
  Current ............................ $  4.0    $115.8    $ 30.7
  Deferred ...........................   97.2     (24.5)    (11.5)
                                       --------  --------  --------
  Total .............................. $101.2    $ 91.3    $ 19.2
                                       ========  ========  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings (loss) from operations before Federal income taxes by the expected Federal income tax rate (35% for 1994 and 1993 and 34% for 1992).

   The sources of the difference and the tax effects of each are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                  1994       1993       1992
                                               ---------  ---------  ---------
                                                         (IN MILLIONS)
Expected Federal income tax expense (benefit)  $138.1     $106.3     $(2.4)
Differential earnings amount .................  (16.8)     (23.2)      6.4
Adjustment of tax audit reserves .............   (4.6)      22.9      22.5
Tax rate adjustment ..........................   --         (5.0)      --
Other ........................................  (15.5)      (9.7)     (7.3)
                                               ---------  ---------  ---------
Federal Income Tax Expense ................... $101.2     $ 91.3     $19.2
                                               =========  =========  =========

   Prior to the date of demutualization, Equitable Life, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years are still being recomputed.

   The Internal Revenue Service is in the process of examining Equitable Life's Federal income tax returns for the years 1984 through 1988. Management believes these audits will have no material adverse effect on the Company's consolidated results of operations.

   The components of the net deferred Federal income tax asset are as follows:

                                        DECEMBER 31, 1994         DECEMBER 31, 1993
                                    ------------------------  ------------------------
                                      ASSETS     LIABILITIES    ASSETS     LIABILITIES
                                    ---------  -------------  ---------  -------------
                                                       (IN MILLIONS)
Deferred policy acquisition costs,
 reserves and reinsurance ......... $--        $220.3         $--        $200.9
Investments .......................  --          18.7          --         126.4
Compensation and related benefits    307.3        --           288.5       --
Other .............................  --           5.8           66.6       --
                                    ---------  -------------  ---------  -------------
Total ............................. $307.3     $244.8         $355.1     $327.3
                                    =========  =============  =========  =============

   The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                    1994       1993       1992
                                                 --------  ----------  --------
                                                          (IN MILLIONS)
Deferred policy acquisition costs, reserves and
 reinsurance ................................... $ 13.0    $(46.7)     $ 26.9
Investments ....................................   89.3      60.4       (41.0)
Compensation and related benefits ..............   10.0     (50.1)       (2.4)
Other ..........................................  (15.1)     11.9         5.0
                                                 --------  ----------  --------
Deferred Federal Income Tax Expense (Benefit)  . $ 97.2    $(24.5)     $(11.5)
                                                 ========  ==========  ========

10) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding Group Life and Health) is summarized as follows:

                                                            YEARS ENDED DECEMBER
                                                                    31,
                                                           --------------------
                                                              1994       1993
                                                           ---------  ---------
                                                               (IN MILLIONS)
Direct premiums .......................................... $476.7     $458.8
Reinsurance assumed ......................................  180.5      169.9
Reinsurance ceded ........................................  (31.6)     (29.6)
                                                           ---------  ---------
Premiums ................................................. $625.6     $599.1
                                                           =========  =========
Universal Life and Investment- type Product Policy Fee
 Income Ceded ............................................ $ 27.5     $ 33.7
                                                           =========  =========
Policyholders' Benefits Ceded ............................ $ 20.7     $ 72.3
                                                           =========  =========
Interest Credited to Policyholders' Account Balances
 Ceded ................................................... $ 25.4     $ 24.1
                                                           =========  =========

   For the year ended December 31, 1992, reinsurance premiums assumed totaled $151.0 million and reinsurance premiums ceded totaled $16.6 million.

   Prior to 1993, the Insurance Group generally reinsured mortality risks in excess of $10.0 million on any single life. In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business between $5.0 million and $10.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

   The Insurance Group cedes 100% of its Group Life and Health business to CIGNA. Premiums ceded to CIGNA totaled $241.0 million, $895.1 million and $1,126.7 million for the years ended December 31, 1994, 1993 and 1992, respectively. Ceded death and disability benefits totaled $235.5 million and $787.8 million for the years ended December 31, 1994 and 1993, respectively. Insurance liabilities ceded totaled $833.4 million and $1,130.3 million at December 31, 1994 and 1993, respectively.

11) EMPLOYEE BENEFIT PLANS

   The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

   Components of net periodic pension cost for the qualified and non-qualified plans is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                ------------------------------
                                                   1994       1993       1992
                                                ---------  ---------  --------
                                                         (IN MILLIONS)
Service cost .................................. $  30.3    $  29.8    $ 30.6
Interest cost on projected benefit obligations    111.0      108.0     104.2
Actual return on assets .......................    24.4     (178.6)    (52.6)
Net amortization and deferrals ................  (142.5)      55.3     (67.4)
                                                ---------  ---------  --------
Net Periodic Pension Cost ..................... $  23.2    $  14.5    $ 14.8
                                                =========  =========  ========

   The funded status of the qualified and non-qualified pension plans is as follows:

                                                                             DECEMBER 31,
                                                                       ----------------------
                                                                           1994        1993
                                                                       ----------  ----------
                                                                            (IN MILLIONS)
Actuarial present value of obligations:
 Vested .............................................................. $1,295.5    $1,403.5
 Non-vested ..........................................................      8.7        10.4
                                                                       ----------  ----------
Accumulated Benefit Obligation ....................................... $1,304.2    $1,413.9
                                                                       ========    ==========
Plan assets at fair value ............................................ $1,193.5    $1,259.5
Projected benefit obligation .........................................  1,403.4     1,488.9
                                                                       ----------  ----------
Projected benefit obligation in excess of plan assets ................   (209.9)     (229.4)
Unrecognized prior service cost ......................................    (33.2)      (39.0)
Unrecognized net loss from past experience different from that
 assumed .............................................................    298.9       309.8
Unrecognized net asset at transition .................................    (20.8)      (34.2)
Additional minimum liability .........................................    (37.8)      (56.8)
                                                                       ----------  ----------
Accrued Pension Cost ................................................. $   (2.8)   $  (49.6)
                                                                       ==========  ==========

   The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.75% and 4.88% at December 31, 1994 and 7.5% and 4% at December 31, 1993, respectively. As of January 1, 1994 and 1993, the expected long-term rate of return on assets for the retirement plan was 10%.

   The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $2.7 million, net of Federal income taxes, at December 31, 1994 representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

   The pension plan's assets include corporate and government debt securities, equity securities, real estate, U.S. Treasury bonds and shares of Alliance mutual funds.

   As of December 31, 1993, the Company changed the method of estimating the market-related value of plan assets, from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated financial position or statements of earnings.

   Prior to 1987, the qualified plan funded participants' benefits through the purchase of non- participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $38.1 million, $39.9 million and $41.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   The Company provides certain medical and life insurance benefits ("postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1994, 1993 and 1992, the Company made estimated postretirement benefits payments of $29.8 million, $29.7 million and $31.6 million, respectively.

   The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                              YEARS ENDED DECEMBER 31,
                                             ------------------------
                                               1994     1993     1992
                                             -------  -------  ------
                                                   (IN MILLIONS)
Service cost ............................... $ 3.9    $ 5.3    $ 6.0
Interest cost on accumulated postretirement
 benefits obligation .......................  28.6     29.2     31.9
Unrecognized prior service cost ............  (3.9)    (6.9)     --
Net amortization and deferrals .............   --       1.5      --
                                             -------  -------  ------
Net Periodic Postretirement Benefits Costs   $28.6    $29.1    $37.9
                                             =======  =======  ======

                                                           DECEMBER 31,
                                                     ----------------------
                                                         1994        1993
                                                     ----------  ----------
                                                          (IN MILLIONS)
  Accumulated postretirement benefits obligation:
  Retirees ......................................... $(300.4)    $(283.4)
  Fully eligible active plan participants ..........   (33.0)      (38.7)
  Other active plan participants ...................   (44.0)      (75.1)
                                                     ----------  ----------
                                                      (377.4)     (397.2)
Unrecognized benefit of plan amendments ............    (3.2)       --
Unrecognized prior service cost ....................   (61.9)      (66.6)
Unrecognized net loss from past experience
  different from that assumed and from changes in
  assumptions ......................................    64.7        85.5
                                                     ----------  ----------
Accrued Postretirement Benefits Cost ............... $(377.8)    $(378.3)
                                                     ==========  ==========

   In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. As of January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

   The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1994, gradually declining to 5% in the year 2004 and in 1993 was 13%, gradually declining to 6% in the year 2007. The weighted average discount rate used in determining the accumulated postretirement benefits obligation was 8.75%, 7.5% and 8.5% at December 31, 1994, 1993 and 1992, respectively.

   If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1994 would be increased 6.6%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8.6%.

12) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

 Derivatives

   The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest swap transactions are on an accrual basis. Gains and losses related to hedge transactions are amortized as yield adjustments for the remaining life of the underlying hedged item. Income and expense resulting from derivative activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1994 was $1,906.6 million. The average unexpired terms at December 31, 1994 range from 2.2 to 2.9 years. At December 31, 1994, the cost of terminating outstanding matched swaps in a loss position was $79.8 million and the unrealized gain on outstanding matched swaps in a gain position was $17.6 million. The Company has no intention of terminating these contracts prior to maturity. During 1994, 1993 and 1992, net (losses) gains of $(.2) million, $-0- million and $2.2 million, respectively, were recorded in connection with interest rate swap activity.

 Fair Value of Financial Instruments

   The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1994 and 1993.

   Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

   The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

   The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

   Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

   The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3 and 6:

                                                         DECEMBER 31,
                                     --------------------------------------------------
                                                1994                      1993
                                     ------------------------  ------------------------
                                       CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                        VALUE      FAIR VALUE     VALUE      FAIR VALUE
                                     ----------  ------------  ----------  ------------
                                                        (IN MILLIONS)
Consolidated Financial Instruments:
-----------------------------------
Mortgage loans on real estate  ..... $4,018.0    $3,919.4      $4,592.1    $4,889.6
Other joint ventures ...............    544.4       544.4         658.3       658.3
Policy loans .......................  1,731.2     1,676.6       1,549.1     1,622.3
Risk based Separate Account assets      269.8       269.0         283.4       283.6
Policyholders' account balances:
 Association plans .................    141.0       141.0         242.0       247.0
 Group annuity contracts ...........  2,450.0     2,469.0       2,902.0     2,995.0
 SPDA ..............................  1,744.3     1,732.7       2,129.5     2,143.0
 Annuity certain and SCNILC  .......    599.1       624.7         580.4       632.6
Long-term debt .....................  1,317.4     1,249.2       1,458.8     1,299.1
Closed Block Financial Instruments:
-----------------------------------
Mortgage loans on real estate  .....  1,543.7     1,477.8       1,692.3     1,796.1
Other equity investments ...........    179.5       179.5         210.5       210.5
Policy loans .......................  1,827.9     1,721.9       1,877.1     1,961.5
SCNILC liability ...................     39.5        37.0          45.0        45.8
GIC Segment Financial Instruments:
-----------------------------------
Mortgage loans on real estate  .....  1,730.5     1,743.7       2,076.0     2,259.6
Fixed maturities ...................    219.3       219.3         373.0       373.0
Other equity investments ...........    591.8       591.8         711.0       711.0
Guaranteed interest contracts  .....    835.0       855.0       1,601.8     1,717.2
Long-term debt .....................    134.8       127.9         142.8       137.4

13) COMMITMENTS AND CONTINGENT LIABILITIES

   The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1994 totaled $1.9 billion (as of December 31, 1994, $2.0 million has been advanced under these commitments); to make capital contributions of up to $249.5 million to affiliated real estate joint ventures; to advance payments of interest and outstanding balances with respect to certain commercial mortgage loans sold by the Company with outstanding balances at December 31, 1994 of $25.9 million; to guarantee interest on non-recourse debt on investments in real estate; to guarantee $54.4 million of loans at December 31, 1994 made directly to real estate partnerships in which the Company has an ownership interest; to provide equity financing to certain limited partnerships of $67.5 million at December 31, 1994, under existing loan or loan commitment agreements; and to fund its participation in various partnerships which at December 31, 1994 totaled $3.3 million. Management believes the Company will not incur any material losses as a result of these commitments.

   Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

   At December 31, 1994, two money market fund portfolios ("Portfolios") sponsored by Alliance owned $30.0 million principal amount of Tax and Revenue Anticipation Notes Series A issued by Orange County, California due July 19, 1995 ("Orange County Obligations"). On December 6, 1994, Orange County filed a petition in bankruptcy under Chapter 9 of the Federal Bankruptcy Code. Alliance arranged for the issuance of letters of credit by a commercial bank in favor of the Portfolios which allow the Portfolios to draw down an aggregate of up to $31.4 million if Orange County fails to pay principal and interest due at maturity. Alliance is required to pay the bank, on demand, all amounts drawn down by the Portfolios under the letters of credit. The letters of credit will be reduced to reflect any sales of Orange County Obligations by the Portfolios. The Company believes that its loss, if any, resulting from the Orange County Obligations will not be material.

14) LITIGATION

   The Company is a defendant in connection with various legal actions and proceedings of a character normally incident to its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such litigation cannot be predicted with certainty, management believes, after consultation with counsel responsible for such litigation, that the resolution of these actions and proceedings will not result in losses that would have a material effect on the consolidated financial statements.

15) LEASES

   The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1995 and the succeeding four years are $125.6 million, $103.7 million, $77.8 million, $64.5 million, $53.4 million and $372.6 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1995 and the succeeding four years are $9.1 million, $6.8 million, $6.4 million, $5.9 million, $3.9 million and $3.6 million thereafter.

   At December 31, 1994, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1995 and the succeeding four years are $306.9 million, $283.9 million, $254.6 million, $223.1 million and $192.8 million and $876.1 million thereafter.

16) SUPPLEMENTAL CASH FLOW INFORMATION

   For the years ended December 31, 1994, 1993 and 1992, respectively, real estate of $189.8 million, $261.8 million and $208.5 million was acquired in satisfaction of debt.

   On January 1, 1992, net assets of $517.6 million were transferred to the discontinued GIC Segment. The transfer included investment assets at amortized cost of $611.3 million and valuation allowances of $17.7 million.

   In connection with the demutualization, certain significant non-cash transactions occurred as follows: assets aggregating $7,714.5 million and liabilities aggregating $8,889.5 million were transferred to the Closed Block (additional detail is provided in Note 6); secured and surplus notes aggregating $1.0 billion issued to AXA were exchanged for 69.8 million shares of the Holding Company's common stock, 2.5 million shares of convertible preferred stock and 2.989 million shares of the Holding Company's redeemable preferred stock; policyholders received 22.6 million shares of common stock for policyholders' membership interest and retained earnings of $1,089.4 million were transferred to common stock and capital in excess of par; and policy credits of $48.5 million were credited to certain policyholders and $19.7 million were accrued or paid to certain policyholders with such policy credits and cash payments being charged to retained earnings.

17) OTHER OPERATING COSTS AND EXPENSES

   Other operating costs and expenses consisted of the following:

                                                   YEARS ENDED DECEMBER 31,
                                            -------------------------------------
                                                1994         1993         1992
                                            -----------  -----------  -----------
                                                         (IN MILLIONS)
Compensation costs ........................ $  690.0     $1,452.3     $1,302.2
Commissions ...............................    313.0        551.1        491.5
Short-term debt interest expense ..........     19.0        317.1        176.1
Long-term debt interest expense ...........     98.3         86.0        166.0
Amortization of policy acquisition costs  .    318.1        275.9        144.7
Capitalization of policy acquisition costs    (410.9)      (397.8)      (409.0)
Rent expense, net of sub-lease income  ....    128.9        159.5        213.7
Other .....................................    786.7      1,140.1      1,010.5
                                            -----------  -----------  -----------
Total ..................................... $1,943.1     $3,584.2     $3,095.7
                                            ===========  ===========  ===========

   During the years ended December 31, 1994, 1993 and 1992, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $20.4 million, $96.4 million and $24.8 million, respectively. The amounts paid during 1994, associated with the 1994 cost reduction program, totaled $5.0 million. At December 31, 1994, the liabilities associated with the 1994 cost reduction program amounted to $15.4 million. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. For the years ended December 31, 1994, 1993 and 1992, statutory earnings (loss) totaled $67.5 million, $324.0 million and $(288.6) million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1995.

   At December 31, 1994, the Insurance Group, in accordance with various government and state regulations, had $17.5 million of securities deposited with such government or state agencies.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings (loss) and equity on a GAAP basis.

                                                              YEARS ENDED DECEMBER 31,
                                                         ---------------------------------
                                                            1994       1993        1992
                                                         ---------  ---------  -----------
                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock  ..... $ 292.4    $ 190.8    $   534.2
Change in asset valuation reserves .....................  (285.2)     639.1         81.2
                                                         ---------  ---------  -----------
Net change in statutory surplus, capital stock and
 asset valuation reserves ..............................     7.2      829.9        615.4
Adjustments:
  Future policy benefits and policyholders' account
    balances ...........................................   (11.0)    (171.0)       (72.1)
  Deferred policy acquisition costs ....................    92.8      121.8        264.3
  Deferred Federal income taxes ........................   (59.7)     (57.5)       394.2
  Valuation of investments .............................    45.2      202.3        (37.0)
  Valuation of investment subsidiary ...................   396.6     (464.9)       (37.8)
  Limited risk reinsurance .............................    74.9       85.2        (20.7)
  Sale of subsidiary and joint venture .................    --       (366.5)       --
  Surplus note .........................................    --         --          250.0
  Contribution from the Holding Company ................  (300.0)      --          --
  Demutualization transaction ..........................    --         --       (1,129.3)
  Postretirement benefits ..............................    17.1       23.8       (357.5)
  Other, net ...........................................   (44.0)      60.3        (30.9)
  GAAP adjustments of Closed Block .....................     4.5      (16.0)        (7.4)
  GAAP adjustments of discontinued GIC Segment .........    42.8      (35.0)        53.5
                                                         ---------  ---------  -----------
  Net Earnings (Loss) .................................. $ 266.4    $ 212.4    $  (115.3)
                                                         =========  =========  ===========


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                          1994        1993        1992
                                                      ----------  ----------  -----------
                                                                  (IN MILLIONS)
Statutory surplus and capital stock ................. $2,124.8    $1,832.4    $ 1,641.6
Asset valuation reserves ............................    980.2     1,265.4        626.3
                                                      ----------  ----------  -----------
Statutory surplus, capital stock and asset valuation
 reserves ...........................................  3,105.0     3,097.8      2,267.9
Adjustments:
  Future policy benefits and policyholders' account
    balances ........................................   (949.5)     (938.5)      (747.0)
  Deferred policy acquisition costs .................  3,221.1     2,858.8      2,887.5
  Deferred Federal income taxes .....................    (26.8)     (137.8)       (52.9)
  Valuation of investments ..........................   (794.1)      (29.8)      (507.5)
  Valuation of investment subsidiary ................   (476.5)     (873.1)      (408.2)
  Limited risk reinsurance ..........................   (845.9)     (920.8)    (1,006.0)
  Postretirement benefits ...........................   (316.6)     (333.7)      (357.5)
  Other, net ........................................    (79.2)      (81.9)       (67.4)
  GAAP adjustments of Closed Block ..................    578.8       574.2        577.0
  GAAP adjustments of discontinued GIC Segment ......   (221.9)     (264.6)      (226.0)
                                                      ----------  ----------  -----------
  Total Shareholder's Equity ........................ $3,194.4    $2,950.6    $ 2,359.9
                                                      ==========  ==========  ===========

19) BUSINESS SEGMENT INFORMATION

   The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination, principally includes debt not specific to any business segment. Net assets of $1,924.6 million at December 31, 1993 held within the Insurance Group and previously presented in Consolidation/elimination are now presented as Attributed Insurance Capital within insurance operations. Attributed
Insurance Capital represents net assets and related revenues and earnings of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

   Effective January 1, 1993, management changed the methodology for determining the capital requirements of the Company's insurance business segments. This new methodology requires the annual transfer of cash and cash equivalents to and from Attributed Insurance Capital and the Individual Insurance and Annuities and Group Pension segments to result in the insurance Sbusiness segments having assets equal to adjusted liabilities plus equity maintained at Equitable Life and its life insurance subsidiaries determined in accordance with statutory accounting practices. Had this methodology been in place at January 1, 1992, investment income for the Individual Insurance and Annuities and Group Pension segments would have been reduced by $80.4 million and $4.5 million, respectively, and other operating costs and expenses for Attributed Insurance Capital would have been decreased by $84.9 million for the year ended December 31, 1992.

   The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

   The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

   Intersegment investment advisory and other fees of approximately $135.3 million, $128.6 million and $131.2 million for 1994, 1993 and 1992, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $27.4 million, $17.0 million and $19.0 million for 1994, 1993 and 1992, respectively, are eliminated in consolidation.

   The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.

                                                              YEARS ENDED DECEMBER 31,
                                                        ----------------------------------
                                                            1994        1993        1992
                                                        ----------  ----------  ----------
                                                                   (IN MILLIONS)
Revenues
Individual insurance and annuities .................... $3,110.7    $2,981.5    $3,479.6
Group pension .........................................    359.1       426.6       512.0
Attributed insurance capital ..........................     79.4        61.6        85.2
                                                        ----------  ----------  ----------
 Insurance operations .................................  3,549.2     3,469.7     4,076.8
Investment services ...................................    935.2     2,792.6     2,314.4
Consolidation/elimination .............................    (24.7)      (40.5)     (106.2)
                                                        ----------  ----------  ----------
Total ................................................. $4,459.7    $6,221.8    $6,285.0
                                                        ==========  ==========  ==========
Earnings (loss) before Federal income taxes,
 extraordinary item and cumulative effect of
 accounting changes
Individual insurance and annuities .................... $  245.5    $   76.2    $ (148.0)
Group pension .........................................     15.8         2.0        16.2
Attributed insurance capital ..........................     69.8        49.0       (17.2)
                                                        ----------  ----------  ----------
 Insurance operations .................................    331.1       127.2      (149.0)
Investment services ...................................    177.5       302.1       289.8
Consolidation/elimination .............................       .3          .5         4.6
                                                        ----------  ----------  ----------
  Subtotal ............................................    508.9       429.8       145.4
Corporate interest expense ............................   (114.2)     (126.1)     (152.6)
                                                        ----------  ----------  ----------
Total ................................................. $  394.7    $  303.7    $   (7.2)
                                                        ==========  ==========  ==========

                                           DECEMBER 31,
                                    ------------------------
                                        1994         1993
                                    -----------  -----------
                                          (IN MILLIONS)
Assets
Individual insurance and annuities  $44,063.4    $42,667.1
Group pension .....................   4,222.8      4,928.4
Attributed insurance capital  .....   2,609.8      2,852.4
                                    -----------  -----------
 Insurance operations .............  50,896.0     50,447.9
Investment services ...............  12,127.9     12,229.1
Consolidation/elimination .........  (1,614.4)    (1,589.3)
                                    -----------  -----------
Total ............................. $61,409.5    $61,087.7
                                    ===========  ===========

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for the years ended December 31, 1994, 1993 and 1992, are summarized below:

                                                THREE MONTHS ENDED,
                              -----------------------------------------------------
                                MARCH 31    JUNE 30     SEPTEMBER 30    DECEMBER 31
                              ----------  ----------  --------------  -------------
                                                   (IN MILLIONS)
1994
----------------------------
Total Revenues .............. $1,107.4    $1,075.0    $1,153.8        $1,123.5
Earnings before Cumulative
 Effect of Accounting Change  $   64.0    $   68.4    $   89.1        $   72.0
Net Earnings ................ $   36.9    $   68.4    $   89.1        $   72.0
1993
----------------------------
Total Revenues .............. $1,502.2    $1,539.7    $1,679.4        $1,500.5
                              ==========  ==========  ==============  =============
Net Earnings ................ $   32.3    $   47.1    $   68.8        $   64.2
                              ==========  ==========  ==============  =============
1992
----------------------------
Total Revenues .............. $1,781.7    $1,647.7    $1,484.4        $1,371.2
                              ==========  ==========  ==============  =============
(Loss) Earnings before
 Extraordinary Item and
 Cumulative Effect of
 Accounting Changes ......... $   (3.6)   $  (18.9)   $   25.0        $  (28.9)
                              ==========  ==========  ==============  =============
Net Loss .................... $  (18.6)   $  (44.7)   $  (23.1)       $  (28.9)
                              ==========  ==========  ==============  =============
Net Earnings (Loss) After
 Demutualization ............                         $   34.1        $  (28.9)
                                                      ==============  =============

21) INVESTMENT IN DLJ

   On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flows for the years ended December 31, 1993 and 1992. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

   Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                   DECEMBER 31,
                                                            ------------------------
                                                                1994         1993
                                                            -----------  -----------
                                                                  (IN MILLIONS)
Assets:
Trading account securities, at market value ............... $ 8,970.0    $11,589.8
Securities purchased under resale agreements ..............  10,476.4     11,547.7
Broker-dealer related receivables .........................  11,784.8     13,745.2
Other assets ..............................................   1,884.9      1,884.0
                                                            -----------  -----------
Total Assets .............................................. $33,116.1    $38,766.7
                                                            ===========  ===========
Liabilities:
Securities sold under repurchase agreements ............... $18,356.7    $20,923.5
Broker-dealer related payables ............................  10,618.0     13,450.3
Short-term and long-term debt .............................   1,956.5      2,321.7
Other liabilities .........................................   1,139.6      1,095.9
                                                            -----------  -----------
Total liabilities .........................................  32,070.8     37,791.4
Total shareholders' equity ................................   1,045.3        975.3
                                                            -----------  -----------
Total Liabilities, Cumulative Exchangeable Preferred Stock
 and Shareholders' Equity ................................. $33,116.1    $38,766.7
                                                            ===========  ===========
DLJ's equity as reported .................................. $ 1,045.3    $   975.3
Unamortized cost in excess of net assets acquired in 1985        50.8         53.9
Reclassification of Cumulative Exchangeable Preferred
 Stock ....................................................    (225.0)      (225.0)
The Holding Company's equity ownership in DLJ .............    (532.1)      (490.6)
                                                            -----------  -----------
The Company's Carrying Value of DLJ ....................... $   339.0    $   313.6
                                                            ===========  ===========

   Summarized statements of earnings information for DLJ reconciled to the Company's equity earnings of DLJ is as follows:

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                       1994
                                                                 --------------
                                                                  (IN MILLIONS)
Commission, fees and other income .............................. $  953.5
Net investment income ..........................................    791.9
Dealer, trading and investment gains, net ......................    263.3
                                                                 --------------
Total Revenues .................................................  2,008.7
Total Expenses .................................................  1,885.7
                                                                 --------------
Net Earnings ................................................... $  123.0
DLJ's net earnings as reported ................................. $  123.0
Amortization of cost in excess of net assets acquired in 1985  .     (3.1)
Reclassification of Cumulative Exchange Preferred Stock
 Dividend ......................................................    (20.9)
The Holding Company's equity in DLJ's earnings .................    (60.9)
                                                                 --------------
The Company's Equity in DLJ's Earnings ......................... $   38.1
                                                                 ==============

22) RELATED PARTY TRANSACTIONS

   On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

23) SUBSEQUENT EVENTS

   In early 1995, seven complaints were filed by various groups of shareholders of the Alliance North American Government Income Trust, Inc. (the "Fund") alleging violations of Federal securities laws, fraud, negligence, negligent misrepresentations and omissions, breach of fiduciary duty and breach of contract in connection with the Fund's investments in Mexican and Argentine securities. Each of the actions is brought against the Fund, Alliance, which is the investment advisor to the Fund, and Alliance Capital Management Corporation, a wholly owned subsidiary of the Company which owns the 1% general partnership interest in Alliance. Other entities and persons are named as defendants in certain of the complaints. Each of the actions seeks to have a plaintiff class certified consisting of all shareholders of the Fund who purchased or owned shares in the Fund at varying times between February 1992 and December 1994. It is possible that one or more additional actions making similar allegations may be filed against Alliance and certain of the other entities and persons noted above. The actions seek an unspecified amount of damages, costs and attorneys' fees. Alliance believes that the allegations in each of the actions are without merit and intends to vigorously defend against the claims in the actions. While the ultimate results of these actions cannot be determined, management of Alliance does not expect that these actions will have a material adverse effect on Alliance's business.

                               INCOME MANAGERSM
                            ACCUMULATOR PROSPECTUS


                            DATED NOVEMBER 1, 1995


         COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                  Issued By:
          The Equitable Life Assurance Society of the United States
------------------------------------------------------------------------------
This prospectus describes certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ACCUMULATOR) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Accumulator Certificates are used for after-tax contributions to a non-qualified annuity. A minimum initial contribution of $10,000 is required to put the Certificate into effect.

The Accumulator is designed to provide retirement income at a future date. Contributions accumulate on a tax-deferred basis and can be later distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives.


The Accumulator offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 9 variable investment funds (INVESTMENT FUNDS) and each Guarantee Period (GUARANTEE PERIOD) in the Guaranteed Period Account.


                                Investment Funds
------------------------------------------------------------------------------   Guarantee Periods
Asset Allocation Series:      Equity Series:          Fixed Income Series:       Expiration Dates:
----------------------------  ----------------------  ------------------------ --------------------
o Conservative Investors      o Growth & Income      o Money Market               February 15,
o Growth Investors            o Common Stock         o Intermediate            o 1996 through 2005*
                              o Global                 Government
                              o International          Securities
                              o Aggressive Stock

------------


   * On January 1, 1996 a Guarantee Period with an Expiration Date of February 15, 2006 will become available and the Guarantee Period expiring on February 15, 1996 will no longer be available for new allocations.


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by separate accounts of insurance companies. The prospectus for the Trust, which accompanies this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates.

You may choose from a variety of payout options, including variable annuities and fixed annuities.

This prospectus provides information about the Accumulator that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by a current prospectus for the Trust, which you should also read carefully.


Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated November 1, 1995, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL



OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE
NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.
------------------------------------------------------------------------------
                                Copyright 1995
     The Equitable Life Assurance Society of the United States, New York,
                                New York 10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1994 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

------------------------------------------------------------------------------
        PROSPECTUS TABLE OF CONTENTS
------------------------------------------------------------------------------

GENERAL TERMS                                   PAGE 4
FEE TABLE                                       PAGE 5
PART 1: SUMMARY                                 PAGE 8
What is the Accumulator?                           8
Investment Options                                 8
Contributions                                      8
Transfers                                          8
Free Look Period                                   8
Services We Provide                                8
Withdrawals                                        9
Death Benefits                                     9
Surrendering the Certificates                      9
Income Annuity Options                             9
Taxes                                              9
Deductions from Annuity
  Account Value                                    9
Deductions from Investment
  Funds                                           10
Trust Charges to Portfolios                       10

PART 2: EQUITABLE LIFE, THE SEPARATE ACCOUNT
  AND THE INVESTMENT FUNDS                     PAGE 11

Equitable Life                                    11
Separate Account No. 45                           11
The Trust                                         11
The Trust's Investment Adviser                    12
Investment Policies and Objectives of the
  Trust's Portfolios                              13

PART 3: INVESTMENT PERFORMANCE                 PAGE 14

Performance Data for a Certificate                14
Rate of Return Data for Investment
  Funds                                           15
Communicating Performance Data                    18
Money Market Fund and Intermediate Government
  Securities Fund
  Yield Information                               18

PART 4: THE GUARANTEED PERIOD ACCOUNT          PAGE 20

Guarantee Periods                                 20
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to the
  Expiration Date                                 21
Death Benefit Amount                              22
Investments                                       22

PART 5: PROVISIONS OF THE CERTIFICATES AND
  SERVICES WE PROVIDE                          PAGE 23

Availability of the Certificates                  23
Contributions Under the Certificates              23
Methods of Payment                                23
Allocation of Contributions                       23
Free Look Period                                  24
Annuity Account Value                             24
Transfers Among Investment Options                25
Dollar Cost Averaging                             25
Withdrawals                                       26
Death Benefit                                     27
When the Certificate Owner Dies
  Before the Annuitant                            28
Cash Value                                        28
Surrendering the Certificates to
  Receive the Cash Value                          28
Income Annuity Options                            29
When Payments are Made                            30
Assignment                                        30
Distribution of the Certificates                  30

PART 6: DEDUCTIONS AND CHARGES                 PAGE 32

Charges Deducted from the Annuity
  Account Value                                   32
Charges Deducted from the Investment
  Funds                                           33
Trust Charges to Portfolios                       33
Group or Sponsored Arrangements                   34

PART 7: VOTING RIGHTS                          PAGE 35

Trust Voting Rights                               35
Voting Rights of Others                           35
Separate Account Voting Rights                    35
Changes in Applicable Law                         35




PART 8: TAX ASPECTS OF THE CERTIFICATES        PAGE 36

Tax Changes                                       36
Taxation of Non-Qualified Annuities               36
Federal and State Income Tax
  Withholding                                     37
Generation Skipping Tax                           37
Special Rules for Certificates Issued in
  Puerto Rico                                     38
Impact of Taxes to Equitable Life                 38
Transfers Among Investment Options                38

PART 9: KEY FACTORS IN RETIREMENT PLANNING     PAGE 39

Introduction                                      39
Inflation                                         39
Starting Early                                    40
Tax-Deferral                                      40
Investment Options                                41
The Benefit of Annuitization                      42

PART 10: INDEPENDENT ACCOUNTANTS               PAGE 43

APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE    PAGE 44

APPENDIX II: GUARANTEED MINIMUM DEATH BENEFIT (GMDB)
  EXAMPLE                                      PAGE 45

APPENDIX III: GMDB SPECIAL ADJUSTMENT          PAGE 46

STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                            PAGE 47

------------------------------------------------------------------------------
                                GENERAL TERMS
------------------------------------------------------------------------------
ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining annuity benefits.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Accumulator Certificate. See "Annuity Account Value" in Part 5.

ANNUITY COMMENCEMENT DATE--The date on which amounts are applied to provide an annuity benefit.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns an Accumulator Certificate and has the right to exercise all rights under the Certificate.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The date on which the Annuitant is enrolled under the group annuity contract, or the effective date of the individual contract. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificate.

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 1.

SAI--The statement of additional information for the Separate Account under the Accumulator.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

------------------------------------------------------------------------------
                                FEE TABLE
------------------------------------------------------------------------------
The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them on the same basis with other similar products. The table reflects both the charges of the Separate Account and the expenses of the Trust. Premium tax charges may also be applicable. For a complete description of the charges under the Certificate, see "Part 6: Deductions and Charges." For a complete description of the Trust's charges and expenses, see the prospectus for the Trust.


As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds all or a portion of the distribution fee and the annual contract fee, if any, will be deducted from your Annuity Account Value in the Guaranteed Period Account rather than the Investment Funds. See "Part 6: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."


OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION RECEIVED DURING THE FIRST CONTRACT YEAR (deducted annually on each of the seven Processing Dates following receipt of each contribution)(1)
 If the initial contribution is less than $250,000 ....................  0.35%
 If the initial contribution is $250,000 or more ......................  0.00%

WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted upon surrender or for certain withdrawals. The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1")(2)

     CONTRACT
       YEAR
-----------------
    1 ..........     7.00%
    2 ..........     6.00
    3 ..........     5.00
    4 ..........     4.00
    5 ..........     3.00
    6 ..........     2.00
    7 ..........     1.00
   8+  .........     0.00

TRANSFER CHARGE(3) .................................................................................    $0.00
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (percentage deducted annually on each Processing Date as a
 percentage of the guaranteed minimum death benefit then in effect)(4) .............................     0.35%
ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING DATE)(5)
---------------------------------------------------------------------------------------------------
 If the initial contribution is less than $25,000 ..................................................      $30
 If the initial contribution is $25,000 or more ....................................................       $0
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT FUND)
---------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE ..................................................................     0.90%
ASSET BASED ADMINISTRATIVE CHARGE ..................................................................     0.25%
                                                                                                     ---------
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ............................................................     1.15%
                                                                                                     =========








TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS IN EACH
PORTFOLIO)

                                                     INVESTMENT PORTFOLIOS
                                 -----------------------------------------------------------
                                   CONSERVATIVE     GROWTH      GROWTH &    COMMON
                                    INVESTORS      INVESTORS     INCOME     STOCK     GLOBAL
                                 --------------  -----------  ----------  --------  --------
Investment Advisory Fee                0.55%         0.54%        0.55%      0.36%     0.54%
Other Expenses                         0.04%         0.05%        0.23%      0.02%     0.15%
                                 --------------  -----------  ----------  --------  --------
 TOTAL TRUST ANNUAL EXPENSES(6)        0.59%         0.59%        0.78%      0.38%     0.69%
                                 ==============  ===========  ==========  ========  ========

                                                                           INTERMEDIATE
                                                   AGGRESSIVE    MONEY        GOVT.
                                  INTERNATIONAL      STOCK       MARKET     SECURITIES
                                ---------------  ------------  --------  --------------
Investment Advisory Fee               0.90%           0.47%       0.40%        0.50%
Other Expenses                        0.41%           0.02%       0.02%        0.06%
                                   -----------   ------------  --------  --------------
 TOTAL TRUST ANNUAL
 EXPENSES(6)                          1.31%           0.49%       0.42%        0.56%
                                   ===========   ============  ========  ==============

------------

   Notes:

   (1) The amount deducted is based on contributions that have not been withdrawn. See "Part 6: Deductions and Charges," "Distribution Fee."

   (2) Deducted upon a withdrawal with respect to amounts in excess of the 15% free corridor amount, and upon a surrender. See "Part 6:
        Deductions and Charges," "Withdrawal Charge."

   (3) We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.


   (4)  See "Part 6: Deductions and Charges."


   (5) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 6: Deductions and Charges," "Annual Contract Fee."


   (6) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1994. The amount shown for the International Portfolio, which was established on April 3, 1995, is an estimate. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "Trust Charges to Portfolios" in Part 6.


EXAMPLES

The examples below show the expenses that a hypothetical Certificate Owner would pay in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                            1 YEAR    3 YEARS
                          --------  ---------
ASSET ALLOCATION SERIES:
 Conservative Investors     $90.65    $127.77
 Growth Investors            90.65     127.77
EQUITY SERIES:
 Growth & Income             92.54     133.45
 Common Stock                88.57     121.47
 Global                      91.65     130.77
 International               97.81     149.18
 Aggressive Stock            89.66     124.77
FIXED INCOME SERIES:
  Money Market               88.96     122.67
  Intermediate Government
    Securities               90.36     126.88

IF YOU DO NOT SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN, THE EXPENSES WOULD BE:

                            1 YEAR    3 YEARS
                          --------  ---------
ASSET ALLOCATION SERIES:
 Conservative Investors     $27.86    $ 85.43
 Growth Investors            27.86      85.43
EQUITY SERIES:
 Growth & Income             29.75      91.12
 Common Stock                25.78      79.14
 Global                      28.86      88.43
 International               35.02     106.85
 Aggressive Stock            26.87      82.44
FIXED INCOME SERIES:
  Money Market               26.17      80.33
  Intermediate Government
    Securities               27.57      84.54

------------

   Notes:

   (1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 5. The examples do not reflect charges for state premium or other applicable state or local taxes that may also be deducted in certain jurisdictions.

------------------------------------------------------------------------------
                        PART 1: SUMMARY
------------------------------------------------------------------------------
The following Summary is qualified in its entirety by the terms of the Certificate when issued and the more detailed information appearing elsewhere in this prospectus (see "Prospectus Table of Contents").

WHAT IS THE ACCUMULATOR?


The Accumulator is a non-qualified annuity designed to provide retirement income at a future date through the investment of funds on an after-tax basis. Generally, earnings will accumulate without being subject to annual income tax, until withdrawn. The Accumulator features a combination of Investment Options, consisting of Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest. Fixed and variable income annuities are also available. The Accumulator may not be available in all states.


INVESTMENT OPTIONS

The Accumulator offers the following Investment Options which permit you to create your own strategy for retirement savings. All available Investment Options may be selected under a Certificate.

INVESTMENT FUNDS

o   Asset Allocation Series: the Conservative Investors and Growth Investors
    Funds


o Equity Series: the Growth & Income, Common Stock, Global, International and Aggressive Stock Funds


o Fixed Income Series: the Money Market and Intermediate Government Securities Funds

GUARANTEE PERIODS

o   Guarantee Periods maturing in each of calendar years 1996 through 2005.


o On January 1, 1996 a Guarantee Period maturing in calendar year 2006 will become available and the Guarantee Period maturing on February 15, 1996 will no longer be available for new allocations.


CONTRIBUTIONS

o To put a Certificate into effect, you must make an initial contribution of at least $10,000.

o Subsequent contributions may be made in an amount of at least $1,000 at any time. We may refuse to accept any contribution if the sum of all contributions under a Certificate would then total more than $1,500,000.

TRANSFERS

You may make an unlimited number of transfers among the Investment Funds. However, there are restrictions for transfers to and from the Guaranteed Period Account. Transfers from a Guarantee Period may result in a market value adjustment. Transfers among Investment Options are currently free of charge. Transfers among the Investment Options are not taxable.

FREE LOOK PERIOD

You have the right to examine the Accumulator Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You may cancel it by sending it to our Processing Office. Your refund will equal the Annuity Account Value, reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office.









SERVICES WE PROVIDE

O   REGULAR REPORTS

 o Statement of your Certificate values as of the last day of the calendar year;

 o    Three additional reports of your Certificate values each year;

 o Annual and semi-annual statements of the Separate Account and the Trust; and

 o    Written confirmation of financial transactions.

O   TOLL-FREE TELEPHONE SERVICES

 o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

O   PROCESSING OFFICE

 O    FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    Post Office Box 13014
    Newark, NJ 07188-0014

 O    FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

    Equitable Life
    c/o First Chicago National Processing Center
    300 Harmon Meadow Boulevard, 3rd Floor
    Attn: Box 13014
    Secaucus, NJ 07094

 O    FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
    WITHDRAWALS) SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    P.O. Box 1547
    Secaucus, NJ 07096-1547


 O    FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
    WITHDRAWALS) SENT BY
    EXPRESS MAIL:


    Equitable Life
    Income Management Group
    200 Plaza Drive
    Secaucus, NJ 07096

WITHDRAWALS

 o Lump Sum Withdrawals--After the first Contract Year and before the Annuity Commencement Date while the Certificate is in effect, you may take a Lump Sum Withdrawal from your Certificate once per Contract Year at any time during such Contract Year. The minimum withdrawal amount is $1,000.

 o Periodic Withdrawals--You may also withdraw funds under our Periodic Withdrawal option, where the minimum withdrawal amount is $250.

Withdrawals may be subject to a withdrawal charge and withdrawals from Guarantee Periods prior to their Expiration Dates will result in a market value adjustment. Withdrawals may be subject to income tax and tax penalty.

DEATH BENEFITS


If the Annuitant and successor Annuitant, if any, die before the Annuity Commencement Date, the Accumulator provides a death benefit. The beneficiary will be paid the greater of the Annuity Account Value in the Investment Funds and the guaranteed minimum death benefit, plus any death benefit provided with respect to the Guaranteed Period Account.


SURRENDERING THE CERTIFICATES

You may surrender a Certificate and receive the Cash Value at any time before the Annuity Commencement Date while the Annuitant is living. Withdrawal charges and a market value adjustment may apply. A surrender may also be subject to income tax and tax penalty.

INCOME ANNUITY OPTIONS

The Certificates provide income annuity options to which amounts may be applied at the Annuity Commencement Date. The income annuity options are offered on a fixed and variable basis.

TAXES


Generally, earnings on contributions made to the Certificate will not be included in your taxable income until distributions are made from the Certificate. Also, distributions prior to your attaining age 59 1/2 may be subject to tax penalty.


DEDUCTIONS FROM ANNUITY
ACCOUNT VALUE

Distribution Fee


If your initial contribution is less than $250,000, we deduct a sales load annually in an amount of 0.35% of each contribution received during the first Contract Year. This sales load is deducted on each of the seven Processing Dates following the date we receive each such contribution. The amount deducted is based on contributions that have not been withdrawn. If your initial contribution is $250,000 or more the sales load is zero.


Withdrawal Charge

A withdrawal charge will be imposed as a percentage of the initial and each subsequent contribution if a withdrawal exceeds the 15% free corridor amount or if the Certificate is surrendered. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                          CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
 Percentage of
  Contribution     7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%   0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the with-drawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution the Contract Year in which we receive that contribution is "Contract Year 1."

Guaranteed Minimum Death Benefit Charge


We deduct annually on each Processing Date an amount equal to 0.35% of the guaranteed minimum death benefit in effect on such Processing Date.


Annual Contract Fee

The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution is $25,000 or more.

Premium Taxes

Generally, we deduct a charge for any premium taxes from the Annuity Account Value on the Annuity Commencement Date. The current premium tax charge that might be imposed varies by state and ranges from 0 to 3.5%; the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

DEDUCTIONS FROM INVESTMENT FUNDS

Mortality and Expense Risk Charge

We charge each Investment Fund a daily asset based charge for mortality and expense risks equivalent to an annual rate of 0.90%.

Asset Based Administrative Charge

We charge each Investment Fund a daily asset based charge to cover a portion of the administrative expenses under the Certificate equivalent to an annual rate of 0.25%.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.

------------------------------------------------------------------------------
                PART 2: EQUITABLE LIFE, THE SEPARATE ACCOUNT
                        AND THE INVESTMENT FUNDS
------------------------------------------------------------------------------
EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Our home office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States. Equitable Life and its affiliates managed approximately $174 billion of assets as of December 31, 1994.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the Holding Company's outstanding common stock as well as $392.2 million stated value of its issued and outstanding Series E Convertible Preferred Stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Accumulator Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Accumulator Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificate belongs from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mu-tual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate. More detailed information about the Trust, its investment objec-tives, policies, restrictions, risks, expenses and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER

The Trust is advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. On December 31, 1994, Alliance was managing over $121 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax- exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic and international markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 177 investment professionals, including 81 research analysts. Portfolio managers have an average investment experience of more than 16 years.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:

 PORTFOLIO                   INVESTMENT POLICY                                     OBJECTIVE
---------------------------  ----------------------------------------------------  -----------------------------
ASSET ALLOCATION SERIES:
Conservative Investors       Diversified mix of publicly-traded, fixed-income and  High total return without, in
                             equity securities; asset mix and security selection   the adviser's opinion, undue
                             are primarily based upon factors expected to reduce   risk to principal
                             risk. The Portfolio is generally expected to hold
                             approximately 70% of its assets in fixed income
                             securities and 30% in equity securities.

Growth Investors             Diversified mix of publicly-traded, fixed-income and  High total return consistent
                             equity securities; asset mix and security selection   with the adviser's
                             based upon factors expected to increase possibility   determination of reasonable
                             of high long-term return. The Portfolio is generally  risk expected to hold approximately 70% of its assets in
                             equity securities and 30% in fixed income
                             securities.

EQUITY SERIES:
Growth & Income              Primarily income producing common stocks and          High total return through a
                             securities convertible into common stocks.            combination of current income
                                                                                   and capital appreciation

Common Stock                 Primarily common stock and other equity-type          Long-term growth of capital
                             instruments.                                          and increasing income
Global                       Primarily equity securities of non-United States as   Long-term growth of capital
                             well as United States companies.

International                Primarily equity securities selected principally to   Long-term growth of capital
                             permit participation in non-United States companies
                             with prospects for growth.

Aggressive Stock             Primarily common stocks and other equity-type         Long-term growth of capital
                             securities issued by medium and other smaller sized
                             companies with strong growth potential.
FIXED INCOME SERIES:
Money Market                 Primarily high quality short-term money market        High level of current income
                             instruments.                                          while preserving assets and
                                                                                   maintaining liquidity

Intermediate Government      Primarily debt securities issued or guaranteed by     High current income
Securities                   the U.S. government, its agencies and                 consistent with relative
                             instrumentalities. Each investment will have a final  stability of principal maturity of not more than 10 years or a duration not
                             exceeding that of a 10-year Treasury note.

------------------------------------------------------------------------------
                        PART 3: INVESTMENT PERFORMANCE
------------------------------------------------------------------------------
This Part presents performance data for each of the Investment Funds (except the International Fund) calculated by two methods. The first method, used in calculating values for the two tables in "Performance Data for a Certificate," reflects all applicable fees and charges other than the charge for premium taxes. The second method, used in preparing rates of return for the three tables in "Rate of Return Data for Investment Funds," reflects all fees and charges other than the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge, the annual contract fee and the charge for premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.

The Separate Account commenced operations in May 1995 and no Certificates were issued prior to that date. The calculations of investment performance shown below are based on the actual investment results of the Portfolios of the Trust, from which certain fees and charges applicable under the Accumulator have been deducted. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Certificate. Performance data is not shown for the International Fund as the underlying Portfolio commenced operation in April 1995.

See "Part 4: The Guaranteed Period Account" for information on the Guaranteed Period Account.

PERFORMANCE DATA FOR A CERTIFICATE

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calcu- lation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1994 by the $1,000 contribution made at the beginning of each period illustrated. The annual contract fee is computed based on an initial contribution of $10,000. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1994

                                    LENGTH OF INVESTMENT PERIOD
                        --------------------------------------------------
       INVESTMENT         ONE     THREE      FIVE      TEN        SINCE
          FUND            YEAR    YEARS     YEARS     YEARS     INCEPTION*
----------------------  ------  --------  --------  --------  ------------
ASSET ALLOCATION SERIES:
Conservative Investors    $874    $1,011    $1,272  --            $1,305
Growth Investors           881     1,053     1,730  --             1,788
EQUITY SERIES:
Growth & Income            908       --        --   --               902
Common Stock               890     1,137     1,415  $3,479         8,642
Global                     962     1,247     1,497  --             1,763
Aggressive Stock           868       966     1,969  --             3,965

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1994
(CONTINUED)

                                           LENGTH OF INVESTMENT PERIOD
                               -------------------------------------------------
          INVESTMENT             ONE     THREE     FIVE      TEN        SINCE
             FUND                YEAR    YEARS    YEARS     YEARS     INCEPTION*
-----------------------------  ------  -------  --------  --------  ------------
FIXED INCOME SERIES:
Money Market                     $955   $  997  $1,125    $1,517        $2,082
Intermediate Govt. Securities     873    1,006  --        --             1,124

------------

   *    See footnote below.

        AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                              DECEMBER 31, 1994

                                             LENGTH OF INVESTMENT PERIOD
                               -----------------------------------------------------
          INVESTMENT                         THREE     FIVE      TEN        SINCE
             FUND                ONE YEAR    YEARS     YEARS    YEARS     INCEPTION*
-----------------------------  ----------  --------  -------  --------  ------------
ASSET ALLOCATION SERIES:
Conservative Investors            (12.62)%    0.35%     4.93%     --         4.53%
Growth Investors                  (11.94)     1.74     11.59      --        10.17
EQUITY SERIES:
Growth & Income                    (9.25)      --        --       --        (5.02)
Common Stock                      (11.00)     4.38      7.19  13.28%        12.02
Global                             (3.81)     7.64      8.41      --         7.35
Aggressive Stock                  (13.16)    (1.14)    14.51      --        16.54
FIXED INCOME SERIES:
Money Market                       (4.46)    (0.10)     2.39   4.25          5.38
Intermediate Govt. Securities     (12.72)     0.19       --       --         2.97

------------

   * The "Since Inception" dates are as follows: Conservative Investors (October 2, 1989); Growth Investors (October 2, 1989); Growth & Income (October 1, 1993); Common Stock (January 13, 1976); Global (August 27, 1987); Aggressive Stock (January 27, 1986); Money Market (July 13, 1981); and Intermediate Government Securities (April 1, 1991).


RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

Performance data of the Money Market and Common Stock Funds for the periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "since inception" figures for these Funds are based on the date of inception of the predecessor separate accounts. This performance data has been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of the Trust as well as an assumed charge of 0.06% for direct operating expenses.

Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios and (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio.

The performance data for all periods has also been adjusted to reflect the Separate Account mortality and expense risk charge, and the asset based admin-istrative charge equal to a total of 1.15% relating to the Certificates, as well as the Trust's expenses.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risk charge and the asset based administrative charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

Asset Allocation Series:

CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

Equity Series:


GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.


COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index which includes reinvested dividends.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.

AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's 500 Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

Fixed Income Series:

MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under insurance policies or annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Accumulator performance relative to other variable annuity products.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:*

                                                                                         SINCE
                              1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            ---------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS         (5.32)%    2.71%       6.17%       --          --          6.44%
 Lipper Income                 (3.13)     5.30        7.67        --          --          7.77
 Benchmark                     (1.97)     5.14        7.85        --          --          8.11
GROWTH INVESTORS               (4.64)     4.04       12.60        --          --         12.77
 Lipper Flexible Portfolio     (3.65)     4.46        7.01        --          --          6.86
 Benchmark                     (0.13)     5.83        8.39        --          --          8.49
EQUITY SERIES:
GROWTH & INCOME                (1.95)      --          --         --          --         (1.99)
 Lipper Growth & Income        (1.62)      --          --         --          --          0.03
 Benchmark                      0.01       --          --         --          --          1.84
COMMON STOCK                   (3.70)     6.60        8.43   13.86%      13.95%          12.58
  Lipper Growth                (2.42)     5.10        7.90   11.81       12.34           11.95
  Benchmark                     1.32      6.25        8.68   14.38       14.50           13.12

                                                                                          SINCE
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              --------  ---------  ---------  ----------  ----------  -----------
GLOBAL                           3.49%      9.80%      9.66%       --          --          9.03%
 Lipper Global                  (2.40)      7.58       4.57        --          --          3.52
 Benchmark                       5.08       6.85       3.67        --          --          4.97
AGGRESSIVE STOCK                (5.86)      1.30      15.43        --          --         17.27
 Lipper Small Company Growth    (2.68)     20.63      12.56        --          --         14.45
 Benchmark                      (0.94)      7.46       9.65        --          --         11.41
FIXED INCOME SERIES:
MONEY MARKET                     2.84       2.33       3.77       5.05%        --          6.31
 Lipper Money Market             2.62       2.15       3.56       4.94         --          6.46
 Benchmark                       4.22       3.63       4.90       5.98         --          7.19
INTERMEDIATE GOVERNMENT
SECURITIES                      (5.42)      2.55        --         --          --          4.93
  Lipper U.S. Government        (4.94)      2.87        --         --          --          5.57
  Benchmark                     (1.75)      4.36        --         --          --          6.55

------------


    * See footnote on next page.


CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:*

                                                                                           SINCE
                                1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              ---------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS           (5.32)%     8.36%     35.02%       --          --         38.81%
 Lipper Income                   (3.13)     16.75      44.72        --          --         48.12
 Benchmark                       (1.97)     16.24      45.93        --          --         50.68
GROWTH INVESTORS                 (4.64)     12.65      81.31        --          --         88.03
 Lipper Flexible Portfolio       (3.65)     14.00      40.35        --          --         41.66
 Benchmark                       (0.13)     18.54      49.63        --          --         53.39
EQUITY SERIES:
GROWTH & INCOME                  (1.95)       --        --          --          --         (2.50)
 Lipper Growth & Income          (1.62)       --        --          --          --          0.04
 Benchmark                        0.01        --        --          --          --          2.30
COMMON STOCK                     (3.70)     21.20      50.06   266.48%     610.21%        846.46
 Lipper Growth                   (2.42)     16.11      46.28   205.37      472.97         753.79
 Benchmark                        1.32      19.95      51.64   283.20      662.68         938.20
GLOBAL                            3.49      32.51      58.79        --          --         88.89
 Lipper Global                   (2.40)     24.49      25.04        --          --         29.26
 Benchmark                        5.08      21.99      19.74        --          --         42.79
AGGRESSIVE STOCK                 (5.86)      3.95     105.30        --          --        315.16
 Lipper Small Company Growth     (2.68)     75.55      80.72        --          --        236.98
 Benchmark                       (0.94)     24.10      58.49        --          --        162.45
FIXED INCOME SERIES:
MONEY MARKET                      2.84       7.18      20.37    63.67           --        128.07
  Lipper Money Market             2.62       6.60      19.12    62.02           --        132.86
  Benchmark                       4.22      11.29      26.99    78.68           --        155.41

------------
   *    See footnote on next page.

                                                                                      SINCE
                           1 YEAR     3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                         ---------  ---------  ---------  ----------  ----------  -----------
INTERMEDIATE GOVERNMENT
SECURITIES                  (5.42)%     7.86%      --          --          --         19.84 %
 Lipper U.S. Government     (4.94)      8.85       --          --          --         22.56
 Benchmark                  (1.75)     13.65       --          --          --         26.89

YEAR-BY-YEAR RATES OF RETURN*




                              1982      1983      1984       1985      1986      1987
                           --------  --------  ---------  --------  --------  ---------
ASSET ALLOCATION SERIES:
CONSERVATIVE
 INVESTORS                     --        --        --         --        --        --
GROWTH INVESTORS               --        --        --         --        --        --
EQUITY SERIES:
GROWTH & INCOME                --        --        --         --        --        --
COMMON STOCK**             16.21%    24.64%    (3.08)%    31.88%    15.99%     6.25%
GLOBAL                         --        --        --         --        --   (13.62)
AGGRESSIVE STOCK               --        --        --         --    34.43      6.07
FIXED INCOME SERIES:
MONEY MARKET**             11.71      7.69      9.58       6.91      5.38      5.41
INTERMEDIATE
 GOVERNMENT
 SECURITIES                    --        --        --         --        --        --



     1988     1989      1990      1991         1992      1993      1994
  --------  -------  --------  --------     --------  --------  ---------


      --       2.80%    5.17%    18.47%        4.57%     9.49%     (5.32)%
      --       3.71     9.34     47.20         3.73     13.94      (4.64)

      --        --       --        --        --         (0.54)     (1.95)
  21.03%      24.16    (9.17)    36.31         2.02     23.40      (3.70)
  9.92        25.28    (7.15)    29.05        (1.66)    30.16       3.49
  (0.03)      41.86     6.92     84.72        (4.29)    15.43      (5.86)

  6.09         7.93     7.00      4.96         2.34      1.81       2.84


      --        --       --      11.11         4.38      9.31      (5.42)


------------


     * Returns do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge and the annual contract fee.



** Prior to 1982 the Year-by-Year Rates of Return were:     1976    1977    1978    1979   1980    1981
                                                            ------  ------ ------  ------  ------  -----
 COMMON STOCK                                               8.19%  (10.27)%  6.99%  28.32%  48.34% (6.93)%
 MONEY MARKET                                                 -       -      -       -       -      5.70

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Fund Inception Dates and Comparative Benchmarks" in this Part 3, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

MONEY MARKET FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD
INFORMATION

The current yield and effective yield of the Money Market Fund and Intermediate Government

Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Money Market Fund

Current yield for the Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, guaranteed minimum death benefit charge and any premium tax charges. See "Part 4: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

Intermediate Government Securities Fund

Current yield for the Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded monthly.

Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, guaranteed minimum death benefit charge and any premium tax charges. See "Part 4: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

------------------------------------------------------------------------------
                        PART 4: THE GUARANTEED PERIOD ACCOUNT
------------------------------------------------------------------------------
GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to each such Guarantee Period on such date.

Guarantee Periods and Expiration Dates

We currently offer Guarantee Periods ending on February 15 for each of the maturity years 1996 through 2005. On January 1, 1996 a Guarantee Period maturing on February 15, 2006 will become available and the Guarantee Period expiring on February 15, 1996 will no longer be available for new allocations.


Not all Guarantee Periods will be available to Annuitants ages 71 and above. See "Allocation of Contributions" in Part 5. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available in all states at any time.

We will not accept allocations to a Guarantee Period if, on the Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.
o  The Guaranteed Rate is 3%.

o  The Guarantee Period has an Expiration Date beyond the latest permissible

Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.

Guaranteed Rates for new allocations as of November 1, 1995 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:

    GUARANTEE
  PERIODS WITH     GUARANTEED
EXPIRATION DATE    RATE AS OF    PRICE PER $100
 FEBRUARY 15 OF    NOVEMBER 1,    OF MATURITY
 MATURITY YEAR        1995           VALUE
---------------  -------------  --------------
      1996            4.40%          $98.76
      1997            4.60            94.35
      1998            4.77            89.87
      1999            4.89            85.45
      2000            4.94            81.30
      2001            5.00            77.23
      2002            5.12            73.02
      2003            5.16            69.28
      2004            5.28            65.26
      2005            5.39            61.38

Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.

For example, if you wish to have $100 mature on February 15 of each of years 1997 through 2001, then according to the above table the lump sum contribution you would have to make as of November 1, 1995 would be $428.20 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1997 through 2001).

The above table is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted or withdrawals or transfers from Guarantee Periods. Actual calculations will also be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 5:

(a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

(b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR SURRENDER
PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrenders and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Guarantee Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

(a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

(b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

(c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

(d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2) We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3% annually. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new

Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

DEATH BENEFIT AMOUNT

The death benefit provided with respect to the Guaranteed Period Account is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Annuity Account Value" in Part 5.

INVESTMENTS

Contributions received under the Certificates and allocated to Guarantee Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. A nonunitized separate account is a separate account in which the Certificate Owner has no claim on, or participation in the performance of, the assets held in the account. Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

------------------------------------------------------------------------------
        PART 5: PROVISIONS OF THE CERTIFICATES AND SERVICES WE PROVIDE
------------------------------------------------------------------------------
The provisions of your Certificate may be restricted by applicable laws or regulations.

AVAILABILITY OF THE CERTIFICATES

The Certificates are available for Annuitant issue ages 20 through 78. These Certificates may not be available in all states.


CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $10,000.

Subsequent contributions may be made in an amount of at least $1,000 at any time. Subsequent contributions may no longer be made once the Annuitant reaches age 78. We may refuse to accept any contributions if the sum of all contributions under a Certificate would then total more than $1,500,000.

Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check. All contributions made by check must be drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. All contributions should be sent to Equitable Life at our Processing Office address designated for contributions.

Wire Transmittals

We will accept, by agreement with broker-dealers who use wire transmittals, transmittal of initial contributions by wire order from the broker-dealer to the Processing Office. Such transmittals must be accompanied by essential information we require to allocate the contribution.

Contributions accepted by wire order will be invested at the value next determined following receipt for contributions allocated to the Investment Funds. Contributions allocated to the Guaranteed Period Account will receive the Guaranteed Rate(s) in effect for the applicable Guarantee Period(s) on the date contributions are received. Wire orders not accompanied by complete information, may be retained for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

Notwithstanding the acceptance by us of the wire order and the essential information, however, a Certificate will not be issued until the receipt and acceptance of a properly completed application. During the time from receipt of the initial contribution until a signed application is received from the Certificate Owner, no other financial transactions may be requested.

If an application is not received within ten days of receipt of the initial contribution via wire order, or if an incomplete application is received and cannot be completed within ten days of receipt of the initial contribution, the amount of the initial contribution will be returned to the applicant.

After your Certificate has been issued, subsequent contributions may be transmitted by wire.

ALLOCATION OF CONTRIBUTIONS

You have two options from which to choose for allocation of your contributions: Self-Directed Allocation and Principal Assurance.

Self-Directed Allocation

You design your own investment program by allocating your contributions among the Investment Options in any way you choose. Your contributions may be allocated to one or up to all of the available Investment Options at any time. We allocate contributions among the Investment Options according to your allocation percentages. Allocations must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested. Allocation of the initial contribution is subject to the provisions for the free look period. See "Free Look Period" below. Allocation of any contribution to the Guaranteed Period Account is subject to the following restrictions.

  o No more than 60% of any contribution may be allocated to the Guaranteed Period Account.

       However, if your initial contribution is $250,000 or more, this restriction does not apply and the total amount of any contribution may be allocated to the Guaranteed Period Account.

  o For Annuitants ages 71 through 74, allocations may not be made to a Guarantee Period with a maturity year that would exceed the year in which the Annuitant will attain age 80. For Annuitants ages 75 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the latest permissible Annuity Commencement Date.

Principal Assurance

This option is designed to assure that your Maturity Value in a specified Guarantee Period equals your initial contribution, while at the same time allowing you to invest in the Investment Funds. The maturity year you select for such specified Guaranteed Period may not be later than 10 years nor earlier than seven years. However, in no event may you elect a year beyond the year in which the Annuitant will attain age 80. In order to accomplish this strategy, we will allocate a portion (equal to the present value) of your initial contribution to a Guarantee Period based on the year you select. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 4. You may allocate the balance of your contribution to the Investment Funds in any way you choose. Such allocations to the Investment Funds must be in whole percentages. Allocation of the portion of your initial contribution to the Investment Funds is subject to the provisions for the free look period. See "Free Look Period" below.

Principal Assurance may only be elected at issue of your Certificate and assumes no withdrawals or transfers of the amount allocated to the specified Guarantee Period.

Subsequent contributions must be allocated under "Self-Directed Allocation" described above.

Allocations to the Investment Funds

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date.

Allocations to the Guaranteed Period Account

Contributions allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

FREE LOOK PERIOD

You have the right to examine the Accumulator Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Certificate.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states may require that we calculate the refund differently. In those states that require that we calculate the refund differently, we may require that your initial contribution to the Investment Funds be allocated to the Money Market Fund until the end of the free look period.

We follow these same procedures if you change your mind before a Certificate has been issued, but after a contribution has been made. See "Part 8: Tax Aspects of the Certificates" for possible consequences of canceling your Certificate during the free look period.

If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.








ANNUITY ACCOUNT VALUE

The Annuity Account Value is the sum of the Annuity Account Values in the Investment Funds and the Guaranteed Period Account.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of the Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Accumulation Unit Values

The Accumulation Unit Value for each Investment Fund will be set at $10.00 on the date each Fund receives initial funds. For each subsequent Valuation Period, the Accumulation Unit Value will be the Accumulation Unit Value for the immediately preceding Valuation Period multiplied by the net investment factor for that subsequent Valuation Period. For information on the net investment factor, see "Part 1--Accumulation Unit Values" in the SAI.

Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. See "Part 4: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.

  o No transfers are permitted to or from the Guaranteed Period Account or among the Guarantee Periods during the first Contract Year and only one transfer per Contract Year may be made thereafter.

  o The amount transferred to or from the Guaranteed Period Account or among the Guarantee Periods must be at least $2,000 or, if less, the entire Annuity Account Value may be transferred from the Guaranteed Period Account or among the Guarantee Periods. Similarly, the entire Annuity Account Value in the Investment Funds may be transferred to the Guaranteed Period Account.
  o Transfers out of the Guaranteed Period Account or among the Guarantee Periods other than at the Expiration Date will be subject to a market value adjustment. See "Part 4: The Guaranteed Period Account."
  o Transfers to Guarantee Periods are subject to the restrictions set forth under "Guarantee Periods and Expiration Dates" in Part 4 and are limited based on the attained age of the Annuitant. See "Allocation of Contributions" above.

Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

If you have at least $10,000 of Annuity Account Value in the Money Market Fund, you may choose to have a specified dollar amount transferred from the Money Market Fund to other Investment Funds on a monthly basis. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Investment Funds each month, more Accumulation Units are purchased in an Investment Fund if the value per

Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

The dollar cost averaging option may be elected at the time you apply for the Certificate or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Money Market Fund at the time the option is elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

WITHDRAWALS

The Accumulator is an annuity contract, even though you may elect to receive your benefits in a non- annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while the Annuitant is alive. Two withdrawal options are available: Lump Sum Withdrawals and Periodic Withdrawals. Withdrawals may result in withdrawal charges. See "Part 6: Deductions and Charges." Withdrawals may also be taxable and subject to tax penalty. See "Part 8: Tax Aspects of the Certificates."

Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Withdrawals, Transfers or Surrender Prior to the Expiration Date" in Part 4.

As a deterrent to early withdrawal (generally prior to age 59 1/2 ) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 8: Tax Aspects of the Certificates."

o LUMP SUM WITHDRAWALS--After the first Contract Year, you may take a withdrawal once per Contract Year at any time during such Contract Year. The minimum amount of such withdrawal is $1,000. A request to withdraw more than 90% of the Cash Value as of the date of the withdrawal will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," below.

    To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" below. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

o PERIODIC WITHDRAWALS--Periodic Withdrawals provide level percentage or level amount payouts. You may choose to receive Periodic Withdrawals on a quarterly or annual frequency. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 2.5% quarterly and 10.0% annually, but in no event may any payment be less than $250. If at the time a Periodic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Periodic Withdrawal election will terminate.

    You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Periodic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

    You may elect Periodic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Periodic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Periodic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawal option described above.

  Unless you specify otherwise, Periodic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Withdrawal Charges

Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 6.

DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of proof satisfactory to us of the Annuitant's death, prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the sum of:

 (1)the Annuity Account Value in the Investment Funds, or, if greater, the guaranteed minimum death benefit defined below; and

 (2)the death benefit provided with respect to the Guaranteed Period Account. See "Part 4: The Guaranteed Period Account."

Guaranteed Minimum Death Benefit (GMDB)

Applicable to Certificates issued in all states except
-----------------------------------------------------------------------------
 New York
 --------

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, see
(1) below), the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. In addition, interest (see (2) below) is credited to and becomes part of the GMDB on each Processing Date.

(1) At the end of the seventh Contract Year, the GMDB calculated on such date will be set at the then GMDB determined above or, if greater, the current Annuity Account Value in the Investment Funds.

(2) Interest will be calculated at the effective annual GMDB interest rate of 6% for Annuitant issue ages 69 and under; 3% for issue ages 70 through 74; and 0% for issue ages 75 and above, except with respect to amounts in the Money Market Fund and the Intermediate Government Securities Fund where the interest credit will be based on the lesser of the applicable interest rate above and the actual rate of return for the Money Market Fund for the Contract Year such amounts are invested. Contributions, transfers and withdrawals during the Contract Year will be taken into account. The above applicable GMDB interest rate will be reduced once subsequent contributions exceed certain levels as explained in (3) below.

(3) Depending on the Annuitant's issue age, the GMDB interest rate may be reduced based on the ratio of total contributions made after a specified age to net contributions* made prior to that age. The specified ages and ratios are shown in the table below; the interest rate is shown in the applicable ratio column.








----------------------------------------------------
       REDUCED GMDB INTEREST RATES
                                     RATIO OF
                                CONTRIBUTIONS ON OR
                                AFTER THE SPECIFIED
                                    AGE TO NET
                               CONTRIBUTIONS* BEFORE
                                 THE SPECIFIED AGE
                              ---------------------
                                  100%        MORE
                  SPECIFIED      THROUGH      THAN
   ISSUE AGE         AGE          250%        250%
-------------  -------------  -----------  --------
  0-69               70       3%           0%
 70-74               75       0%           0%
 75+                N/A       0%           0%

There is no reduction in the GMDB interest rate if the ratio is less than 100%.

*Net contributions are determined on the Processing
 Date after the Annuitant reaches the specified age and are defined as cumulative contributions made under the Certificate prior to the specified age, minus cumulative withdrawals made under the Certificate prior to the specified age.

---------------------------------------------------

Applicable to Certificates issued in New York
---------------------------------------------

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter (except as adjusted at the end of the seventh Contract Year, in accordance with (1) above) the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. On no date (except possibly at the end of the seventh Contract Year) however, will the GMDB be greater than (a) the portion of the initial contribution allocated to the Investment Funds, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds, plus (d) interest (in accordance with (2) above) that is credited on each Processing Date plus (e) any amount by which the GMDB is increased due to the seventh Contract Year reset in (1) above.

See Appendix II for an example of the calculation of the GMDB.

How Withdrawals and Transfers Affect the GMDB

Whenever a withdrawal or transfer from the Investment Funds is made, the GMDB is immediately reduced by the amount of the withdrawal or transfer. In addition, a "special adjustment" will be made to the GMDB on the next Processing Date to realign the GMDB with the Annuity Account Value. The special adjustment will be made to the GMDB if on the next Processing Date following a withdrawal or transfer from the Investment Funds, both (i) the Annuity Account Value is less than the GMDB, and (ii) the sum of the withdrawals and transfers from the Investment Funds during the Contract Year prior to such Processing Date is greater than the difference between the GMDB (before reduction for withdrawals and transfers from the Investment Funds during the Contract Year) and "GMDB contributions." GMDB contributions are equal to the sum of all contributions made plus all transfers into the Investment Funds, plus at the time of any seventh Contract Year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals or transfers from the Investment Funds. See Appendix III for a further discussion and an example of the special adjustment.

How Payment is Made

We will pay the death benefit to the beneficiary in the form of the income annuity option you have chosen under your Certificate. If no income annuity option has been chosen at the time of the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit to one or more income annuity options offered by Equitable Life. See "Income Annuity Options" below. Note that if you are both the Certificate Owner and the Annuitant, only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary may be elected.

Successor Annuitant

If you are both the Certificate Owner and the Annuitant and you elect your spouse to be both the sole primary beneficiary and the successor Annuitant/ Certificate Owner, then no death benefit is payable until your surviving spouse's death.

WHEN THE CERTIFICATE OWNER DIES
BEFORE THE ANNUITANT

When you are not the Annuitant and you die before the Annuity Commencement Date, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Certificate Owner (unless you name a different person as a successor Owner in a written form acceptable to us and send it to our Processing Office). The Certificate provides that the original Certificate Owner's entire interest in the Certificate be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an income annuity option is elected and payments begin within one year after the Certificate Owner's death and are made over the beneficiary's life or over a period not to exceed the beneficiary's life expectancy). If an income annuity option has not been elected, as described above, on the fifth anniversary of your death, we will pay any Annuity Account Value remaining on such date, less any applicable withdrawal charge. If the successor Certificate Owner is your surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 4: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to: (1) the Annuity Account Value; (2) less any withdrawal charge; and (3) less any annual contract fee incurred but not yet deducted. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 6: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO
RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while the Annuitant is living and before the Annuity Commencement Date.

For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date. You may receive the Cash Value in a single sum payment or apply it under one or more of the income annuity options described below. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.

In some cases, surrenders may have adverse tax consequences. See "Part 8: Tax Aspects of the Certificates."

INCOME ANNUITY OPTIONS

Income annuity options provide periodic payments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, no Annuity Commencement Date will be later than the Processing Date which follows the Annuitant's 85th birthday.

Before the Annuity Commencement Date, we will send a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay fixed annuity benefits on the "normal form" indicated for your Certificate as of the Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or
(2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an income annuity option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

ANNUITY FORMS

o Life Annuity: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as the Annuitant is living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (the "certain period") has ended, payments will continue to the beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The income annuity options outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for the Annuitant. Variable income annuities may be funded through the Common Stock Fund through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Common Stock Fund. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Common Stock on other Funds of other separate accounts we offer.








For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your registered representative can provide details.

For each income annuity option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life income annuity option, the Annuitant's age (or the Annuitant's and joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity option is chosen and payments have commenced, no change can be made.

If, at the time you elect an income annuity option, the amount to be applied is less than $2,000 or the initial payment under the option elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

ASSURED PAYMENT PLAN

If you are the Owner and the Annuitant, you may apply your Annuity Account Value to purchase the Assured Payment Plan (Life Annuity with a Period Certain), provided you meet the issue age and payment restrictions for the Assured Payment Plan. The Assured Payment Plan, is designed to provide guaranteed level or increasing annual payments for your life or for your life and the life of a joint Annuitant. If the Annuity Account Value is applied from an Accumulator Certificate to purchase the Assured Payment Plan at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals), such withdrawal charge will not be deducted. However, a new withdrawal charge schedule will apply under the Assured Payment Plan. For purposes of the Assured Payment Plan withdrawal charge schedule, the year in which your Annuity Account Value is applied under the Assured Payment Plan will be "Contract Year 1." If the Annuity Account Value is applied from the Accumulator when the dollar amount of the withdrawal charge is 2% or less, such withdrawal charge will not be deducted and there will be no withdrawal charge schedule under the Assured Payment Plan. You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Assured Payment Plan. No subsequent contributions will be permitted under the Assured Payment Plan Certificate.

You may also apply your Annuity Account Value to purchase the Assured Payment Plan (Period Certain) once withdrawal charges are no longer in effect. This version of the Assured Payment Plan provides for annual payments for a specified period. No withdrawal charges will apply under the Assured Payment Plan Certificate.

The Assured Payment Plan (Life Annuity with a Period Certain) and Assured Payment Plan (Period Certain) are described in our Prospectus for the Assured Payment Plan, dated November 1, 1995. Copies are available from your registered representative.

To purchase this annuity form we also require the return of your Certificate. An Assured Payment Plan Certificate will be issued putting this annuity form into effect.

Depending upon your circumstances, this may be accomplished on a tax-free basis. Consult your tax adviser.

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account (other than for death benefits) for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

The Certificates may be assigned at any time before the Annuity Commencement Date and for any purpose other than as collateral or security for a loan. Equitable Life will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 8: Tax Aspects of the Certificates."

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National

Association of Securities Dealers, Inc. EDI's principal business address is 787 Seventh Avenue, New York, New York 10019. The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents, as well as by unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker- dealer sales compensation (including for EDI and its affiliates) will not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commission related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

------------------------------------------------------------------------------
                        PART 6: DEDUCTIONS AND CHARGES
------------------------------------------------------------------------------
CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. The charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under group or sponsored arrangements. See "Group or Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Distribution Fee

If your initial contribution is less than $250,000, we deduct a sales load annually in an amount of 0.35% of each contribution received during the first Contract Year. This sales load is deducted on each of the seven Processing Dates (so long as the Certificate is in force) following receipt of each such contribution. See "Example" below. If your initial contribution is $250,000 or more, the sales load is zero.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that a withdrawal exceeds the free corridor amount, or if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                  CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution    7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%      0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Withdrawal Amount (Free Corridor)

    No withdrawal charge will be applied during any Contract Year in which the amount withdrawn does not exceed 15% of the Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during that Contract Year. The 15% maximum is called the free corridor amount. Any withdrawal requested that exceeds the free corridor amount will be subject to the withdrawal charge. The 15% free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings as withdrawn first. See "Part 8: Tax Aspects of the Certificates."

The withdrawal charge is to help cover sales expenses. Because of the way the distribution fee is calculated the distribution fee and the withdrawal charge combined will never exceed the 7.0% maximum withdrawal charge.

Example--The example below illustrates how the withdrawal charge and the distribution fee would be calculated upon a withdrawal. This example assumes an initial contribution of $12,000 and subsequent contributions of $12,000 each in the second and third Contract Years for total contributions under the Certificate of $36,000. It also assumes a withdrawal from the Investment Funds at the beginning of the fourth Contract Year of 25% of an Annuity Account Value of $40,000.

The total withdrawal amount would be $10,000 ($40,000 x .25). In this case, $6,000 ($40,000 x .15) would be the free corridor amount and could be withdrawn without imposition of a withdrawal charge. The balance of $4,000 ($10,000 - $6,000) would be considered a withdrawal of a part of the initial contribution of $12,000. This contribution would be subject to a 4.0% withdrawal charge of $160 ($4,000 x .04) as indicated in the chart above.

The distribution fee deducted on the Processing Date following the withdrawal would be based on the remaining initial contribution of $8,000
($12,000-$4,000).

Transfer Charge

Currently there is no charge for transfers. We reserve the right to impose a charge in the future at a maximum of $25 for each transfer among the Investment Options in excess of five per Contract Year.

Guaranteed Minimum Death Benefit Charge

We deduct a charge for providing a minimum death benefit guarantee with respect to the Investment Funds annually on each Processing Date. The charge is equal to 0.35% of the GMDB in effect at such Processing Date.

If the amount collected from this charge exceeds the cost of providing the benefits, it will be to our profit, and may be used to pay distribution expenses not recovered from sales charges under the Certificates.

Annual Contract Fee

The annual contract fee is incurred at the beginning of the Contract Year and deducted at the end of each Contract Year on the Processing Date. We deduct this charge when determining the Cash Value payable if you surrender the Certificate prior to the end of a Contract Year. The amount deducted is determined by the amount of your initial contribution. The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution equals $25,000 or more. This charge is to cover a portion of our administrative expenses. See "Asset Based Administrative Charge," below under "Charges Deducted from the Investment Funds."

Premium Taxes

Generally, we deduct any applicable charges for state and local taxes from the amount applied to provide an income annuity option if you elect to annuitize. In certain states, however, we may deduct the charge for taxes from contributions rather than at the Annuity Commencement Date. The current premium tax charge that might be imposed varies by state and ranges from 0% to 3.5%; the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

Allocation of Certain Charges to the
Guaranteed Period Account

No portion of the distribution fee or the annual contract fee will be allocated to the Guaranteed Period Account, unless there is insufficient value in the Investment Funds. If charges are allocated to the Guaranteed Period Account, they will be allocated to the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first. If charges are allocated to the Guaranteed Period Account, you will not receive the full Guaranteed Rate if held to the Expiration Date. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund. Approximately 0.60% of this annual charge is allocated to the mortality risk and 0.30% is allocated to the expense risk.

We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate. We will use any gain for any lawful purpose including payment of distribution expenses not recovered from sales charges under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that the guaranteed minimum death benefit charge is insufficient to pay any amount by which such death benefit exceeds the Cash Value of the Certificate.

The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Asset Based Administrative Charge

We will deduct a daily charge from the assets in each Investment Fund, to compensate us for a portion of the administrative expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. The annual contract fee and the asset based administrative charge are not designed to produce a profit for Equitable Life.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust

(such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                   DAILY AVERAGE NET ASSETS
                            -------------------------------------
                             FIRST $350    NEXT $400    OVER $750
                               MILLION      MILLION      MILLION
                            -----------  -----------  -----------
ASSET ALLOCATION SERIES:
Conservative Investors  ...     .550%        .525%        .500%
Growth Investors ..........     .550%        .525%        .500%
EQUITY SERIES:
Common Stock ..............     .400%        .375%        .350%
Global ....................     .550%        .525%        .500%
Aggressive Stock ..........     .500%        .475%        .450%
FIXED INCOME SERIES:
Money Market ..............     .400%        .375%        .350%
Intermediate Govt.
Securities ................     .500%        .475%        .450%
                                FIRST        NEXT         OVER
                                $500         $500          $1
                               MILLION      MILLION      BILLION
                            -----------  -----------  -----------

EQUITY SERIES:
Growth & Income ...........     .550%        .525%        .500%

                                FIRST        NEXT         OVER
                                $500          $1          $1.5
                               MILLION      BILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
International .............     .900%        .850%        .800%

Investment advisory fees are established under the Trust's investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the distribution fee, the withdrawal charge and the annual contract fee or change the minimum initial contribution requirements. We may also change the guaranteed minimum death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the distribution fee, withdrawal charge or annual contract fee will reflect differences in costs or services and will not be unfairly discriminatory.

Group and sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS, TRUSTEES, AND OTHERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER SUCH PROGRAMS SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

------------------------------------------------------------------------------
                        PART 7: VOTING RIGHTS
------------------------------------------------------------------------------
TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect the Trust's Board of Trustees,
o  to ratify the selection of independent auditors for the Trust, and
o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each Trust share is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Accumulator Certificate Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in the Common Stock Fund divided by the Accumulation Unit Value for the Common Stock Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

------------------------------------------------------------------------------
                PART 8: TAX ASPECTS OF THE CERTIFICATES
------------------------------------------------------------------------------
This prospectus generally covers our understanding of the current Federal income tax rules that apply to an annuity purchased with after-tax dollars (non-qualified annuity).

This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Accumulator Certificates.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable Life has designed the Accumulator Certificate to qualify as an "annuity" for purposes of Federal income tax law. This includes monitoring the assets of the Trust to make sure the Separate Account complies with the investment diversification requirements applicable to non-qualified variable annuities. Gains in the Annuity Account Value of the Certificate generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Certificate fails the investment diversification requirements; (2) if an individual transfers a Certificate as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer;
(3) the assignment or pledge of any portion of the value of a Certificate will be treated as a distribution of that portion of the Certificate; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity certificate or contract during any calendar year to the same taxpayer, the certificates or contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Certificate unless an exception under the Code applies.

Prior to the Annuity Commencement Date, any withdrawals which do not terminate your total interest in the Certificate are taxable to you to the extent there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Certificate and is not taxable. Generally, the investment or basis in the Certificate equals the contributions made, less any amounts previously withdrawn which were not taxable. Special rules may apply if contributions made to another annuity certificate or contract prior to August 14, 1982 are transferred to a Certificate in a tax-free exchange. To take advantage of these rules, you should notify us prior to such an exchange.

If you surrender or cancel the Certificate, the distribution is taxable to the extent it exceeds the investment in the Certificate.

Once annuity payments begin, a portion of each payment is considered to be a tax-free recovery of investment based on the ratio of the investment to the expected return under the Certificate. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The taxable portion of a distribution is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2 , (2) made on or after your death, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expect-

ancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity certificate or contract prior to August 14, 1982 which are transferred to the Certificate in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 5, the beneficiary is generally subject to the same tax treatment as would apply to you, had you surrendered the Certificate (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Certificate.

The Certificate provides a minimum guaranteed death benefit that in certain circumstances may be greater than either the contributions made or the Annuity Account Value. This provision provides investment protection against an untimely termination of a Certificate on the death of an Annuitant at a time when the Certificate's Annuity Account Value might otherwise have provided a lower benefit. Although we do not believe that the provision of this benefit should have any adverse tax effect, it is possible that the IRS could take a contrary position and could assert that some portion of the charges for the minimum guaranteed death benefit should be treated for Federal income tax purposes as a partial withdrawal from the Certificate. If this were so, such a deemed withdrawal could be taxable, and for Certificate Owners under age 59 1/2 , also subject to tax penalty.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of annuity payments, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments made from the Certificate to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

A recipient of periodic payments (e.g., monthly or annual payments) which total less than a certain Federal minimum ($13,900 taxable amount for 1995) will generally be exempt from the Federal income tax withholding rules, unless the recipient elects to have tax withheld. A recipient of periodic payments which equal or exceed the Federal minimum ($13,900 taxable amount for 1995) will generally be subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. A withholding election may be revoked at any time and remains effective until revoked. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

GENERATION SKIPPING TAX

As a general rule, if death benefits are payable to a person two or more generations younger than you, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally al-lowed an aggregate generation skipping tax exemption of $1 million. If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

SPECIAL RULES FOR CERTIFICATES ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from Accumulator Certificates as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from Accumulator Certificates is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Certificate may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

------------------------------------------------------------------------------
                        PART 9: KEY FACTORS IN RETIREMENT PLANNING
------------------------------------------------------------------------------
INTRODUCTION

The Accumulator is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax-deferral; (4) the selection of an appropriate investment strategy; and (5) the benefit of annuitization. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle, including the Accumulator. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle, including the Accumulator. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax-deferred unless otherwise noted. Most programs designed for retirement savings offer tax-deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 8: Tax Aspects of the Certificates." Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this
Part 9 (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc. Chicago. Stocks, Bonds, Bills and Inflation 1994 Yearbook (TM). All rights reserved.

In reports or other communications or in advertising material we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax-deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the detrimental impact of inflation over an extended period of time. Between 1964 and 1994, the average annual inflation rate was 5.36%. As demonstrated in Chart 1, this 5.36% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,308 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty year period. Again, the 1964-1994 historical inflation rate of 5.36% is used. In this case, $167,626 would be required to maintain the purchasing power of $35,000 after 30 years.



                                   CHART 1


                     [THE FOLLOWING TABLE WAS REPRESENTED
                    AS A 3-D BAR GRAPH IN THE PROSPECTUS:]

                        Today.............  $35,000
                        10 Years..........  $20,764
                        20 Years..........  $12,318
                        30 Years..........  $ 7,308

                     [END OF GRAPHICALLY REPRESENTED DATA]










                                   CHART 2

                             ANNUAL INCOME NEEDED

                     [THE FOLLOWING TABLE WAS REPRESENTED
                    AS A 3-D BAR GRAPH IN THE PROSPECTUS:]

                        Today............. $ 35,000
                        10 Years.......... $ 58,996
                        20 Years.......... $ 99,445
                        30 Years.......... $167,626


                     [END OF GRAPHICALLY REPRESENTED DATA]

STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.


                                    CHART 3

                    [THE FOLLOWING TABLE WAS REPRESENTED AS
                    A STACKED AREA GRAPH IN THE PROSPECTUS:]

                          30 .................  $414,551
                          40 .................  $182,691
                          50 .................  $ 70,193
             BLACK - Age 30    GRAY - Age 40     DOTTED - Age 50

                      [END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                                   TABLE 1

    MONTHLY
 CONTRIBUTION    YEAR 10   YEAR 15    YEAR 20    YEAR 25    YEAR 30
--------------  --------  --------  ---------  ---------  ---------
     $ 20        $ 3,532   $ 6,520   $ 10,811   $ 16,970   $ 25,813
       50          8,829    16,301     27,027     42,425     64,532
      100         17,659    32,601     54,053     84,851    129,064
      200         35,317    65,202    108,107    169,701    258,129
      300         52,969    97,804    162,160    254,552    387,193

Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30 year old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pre-tax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.


                                    CHART 4

                            GOAL: $250,000 BY AGE 65

                      [THE FOLLOWING TABLE WAS REPRESENTED
                       AS A BAR GRAPH IN THE PROSPECTUS:]

           $ 93 a Month ............. 30     $39,265     $210,735
           $212 a Month ............. 40     $63,641     $186,359
           $552 a Month ............. 50     $99,383     $150,617

                        BLACK - Net Cost
                        WHITE - Tax-Deferred Earnings at 7.5%

                      [END OF GRAPHICALLY REPRESENTED DATA]










TAX-DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax-deductible and earnings grow income tax-deferred. An example of this type of program is the deductible Individual Retirement Annuity (IRA).

The second type of program also provides for tax deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible IRAs and non- qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dol-lars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax-deferral, assume that a $2,000 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $176,363 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of the 1.15% Separate Account daily asset charge and the $30 annual contract fee--but no withdrawal charge or other charges under the Certificate, or Trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $126,981 and $160,062, respectively.

For the type of program that offers only tax-deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pre-tax contribution again assuming a 28% tax bracket. In this example, the retirement funds would be $126,275 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $103,014 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among Investment Options is another essential component.

During the 1964-1994 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" below. Common stocks earned an average annual return of 9.95% over this period, in contrast to 6.66% and 6.96% for the other two investment categories. Significantly, common stock returns also outpaced inflation which grew at 5.36% over this period.

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 5 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").

The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the return of the S&P 500, the total investment would have been worth $105,958 in 1994. Had the interest been reinvested in the fixed investment, the fixed investment would have grown to $59,072. As illustrated in Chart 5, significant opportunities for growth exist while preserving principal. See "Notes" below.



                                   CHART 5

$105,958 with Interest Exposed to Stock Market (S&P 500)
[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value  Market Value
Month      of S&P 500    If 100% in
Ending    & Fixed Acct   3 Mo. T-Bill
  1980 J     20,160        20,160
       F     20,338        20,339
       M     20,547        20,586
       A     20,823        20,845
       M     21,031        21,014
       J     21,183        21,142
       J     21,369        21,254
       A     21,515        21,390
       S     21,708        21,550
       O     21,930        21,755
       N     22,333        21,964



       D     22,522        22,252
  1981 J     22,619        22,483
       F     22,888        22,724
       M     23,239        22,999
       A     23,386        23,247
       M     23,637        23,514
       J     23,878        23,832
       J     24,129        24,127
       A     24,156        24,436
       S     24,196        24,739
       O     24,659        25,039
       N     25,079        25,306
       D     25,118        25,527
  1982 J     25,195        25,731
       F     25,113        25,968
       M     25,278        26,222
       A     25,722        26,518
       M     25,770        26,799
       J     25,861        27,057
       J     25,945        27,341
       A     26,850        27,549
       S     27,028        27,689
       O     27,937        27,852
       N     28,411        28,028
       D     28,690        28,216
  1983 J     29,131        28,410
       F     29,492        28,587
       M     29,965        28,767
       A     30,862        28,971
       M     30,943        29,171
       J     31,495        29,366
       J     31,284        29,584
       A     31,627        29,808
       S     31,938        30,035
       O     31,930        30,263
       N     32,348        30,475
       D     32,418        30,698





  1984 J     32,490        30,931
       F     32,222        31,150
       M     32,577        31,378
       A     32,826        31,632
       M     32,297        31,879
       J     32,719        32,118
       J     32,701        32,381
       A     34,295        32,650
       S     34,470        32,931
       O     34,708        33,260
       N     34,705        33,503
       D     35,205        33,717
  1985 J     36,503        33,936
       F     36,845        34,133
       M     37,000        34,345
       A     37,089        34,592
       M     38,272        34,820
       J     38,673        35,012
       J     38,748        35,229
       A     38,744        35,423
       S     38,262        35,635
       O     39,208        35,867
       N     40,706        36,086
       D     41,803        36,320
  1986 J     42,011        36,524
       F     43,792        36,717
       M     45,230        36,938
       A     45,021        37,130
       M     46,493        37,312
       J     47,036        37,506
       J     45,602        37,701
       A     47,609        37,874
       S     45,430        38,045
       O     46,935        38,220
       N     47,703        38,369
       D     47,070        38,557
  1987 J     50,789        38,719
       F     52,147        38,885
       M     53,115        39,068
       A     52,912        39,240
       M     53,327        39,389
       J     55,086        39,578
       J     56,925        39,760
       A     58,441        39,947
       S     57,685        40,127
       O     49,695        40,367
       N     47,333        40,509
       D     49,428        40,667
  1988 J     50,743        40,785
       F     52,280        40,972
       M     51,393        41,152
       A     51,824        41,342
       M     52,174        41,553
       J     53,765        41,756
       J     53,732        41,969
       A     52,733        42,217
       S     54,245        42,478
       O     55,302        42,738
       N     54,915        42,981
       D     55,673        43,252





  1989 J     58,362        43,490
       F     57,529        43,755
       M     58,548        44,048
       A     60,672        44,343
       M     62,465        44,694
       J     62,377        45,011
       J     66,323        45,326
       A     67,365        45,662
       S     67,310        45,958
       O     66,344        46,271
       N     67,446        46,590
       D     68,687        46,874
  1990 J     65,533        47,142
       F     66,234        47,410
       M     67,578        47,714
       A     66,541        48,043
       M     71,214        48,370
       J     70,982        48,674
       J     70,955        49,005
       A     66,481        49,329
       S     64,314        49,625
       O     64,286        49,962
       N     67,252        50,247
       D     68,667        50,548
  1991 J     70,922        50,811
       F     74,664        51,055
       M     76,053        51,280
       A     76,316        51,552
       M     78,820        51,794
       J     76,216        52,011
       J     78,945        52,266
       A     80,422        52,507
       S     79,523        52,748
       O     80,405        52,970
       N     78,042        53,176
       D     84,752        53,378
  1992 J     83,616        53,560
       F     84,486        53,710
       M     83,290        53,892
       A     85,196        54,065
       M     85,604        54,216
       J     84,717        54,390
       J     87,387        54,558
       A     86,078        54,700
       S     86,890        54,842
       O     87,176        54,969
       N     89,486        55,095
       D     90,453        55,249
  1993 J     91,013        55,376
       F     92,016        55,498
       M     93,614        55,637
       A     91,858        55,770
       M     93,843        55,893
       J     94,136        56,033
       J     93,836        56,167
       A     96,699        56,308
       S     96,183        56,454
       O     97,774        56,578
       N     97,093        56,720
       D     98,087        56,850






  1994 J    100,753        56,992
       F     98,615        57,112
       M     95,249        57,266
       A     96,281        57,421
       M     97,589        57,605
       J     95,734        57,783
       J     98,297        57,945
       A    101,558        58,159
       S     99,666        58,375
       O    101,566        58,596
       N    104,634        58,813
       D    105,958        59,072

[END OF GRAPHICALLY REPRESENTED DATA]


Another variation of the example in Chart 5 is to gradually transfer principal from a fixed investment into the stock market. Chart 6 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500). The total investment, given this strategy, would have grown to $113,714 in 1994. In contrast, had the principal not been transferred, the fixed investment would have grown to $59,072. See "Notes" below.



                                   CHART 6

$113,714 with Principal Transfer

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value    Market Value
Month     of S&P 500      If 100% in
Ending    & Fixed Acct    3 Mo. T-Bil

1980 J      20540          20160
     F      20702          20339
     M      20770          20586
     A      21068          20845
     M      21425          21014
     J      21659          21142
     J      22000          21254
     A      22149          21390
     S      22394          21550
     O      22623          21755
     N      23446          21964
     D      23372          22252
1981 J      23246          22483
     F      23569          22724
     M      24053          22999
     A      24031          23247
     M      24246          23514
     J      24324          23832
     J      24514          24127
     A      24051          24436
     S      23651          24739
     O      24397          25039
     N      25087          25306
     D      24857          25527
1982 J      24193          25731
     F      23594          25968
     M      23618          26222
     A      24248          26518
     M      23995          26799
     J      23892          27057
     J      23731          27341
     A      25407          27549
     S      25647          27689
     O      27281          27852
     N      28031          28028
     D      28386          28216
1983 J      29041          28410
     F      29568          28587
     M      30282          28767
     A      31737          28971
     M      31721          29171
     J      32549          29366
     J      32000          29584
     A      32424          29808
     S      32790          30035
     O      32616          30263
     N      33176          30475
     D      33142          30698
1984 J      33104          30931
     F      32544          31150
     M      32969          31378
     A      33202          31632
     M      32246          31879
     J      32767          32118
     J      32593          32381
     A      34841          32650
     S      34959          32931
     O      35133          33260
     N      35058          33503
     D      35692          33717






1985 J      37434          33936
     F      37844          34133
     M      37970          34345
     A      37984          34592
     M      39531          34820
     J      40023          35012
     J      40038          35229
     A      39976          35423
     S      39254          35635
     O      40428          35867
     N      42341          36086
     D      43701          36320
1986 J      43926          36524
     F      46184          36717
     M      47968          36938
     A      47659          37130
     M      49498          37312
     J      50136          37506
     J      48265          37701
     A      50769          37874
     S      47982          38045
     O      49830          38220
     N      50767          38369
     D      49918          38557
1987 J      54519          38719
     F      56165          38885
     M      57317          39068
     A      57035          39240
     M      57525          39389
     J      59630          39578
     J      61849          39760
     A      63662          39947
     S      62711          40127
     O      52932          40367
     N      50090          40509
     D      52585          40667
1988 J      54165          40785
     F      55951          40972
     M      54862          41152
     A      55344          41342
     M      55720          41553
     J      57582          41756
     J      57509          41969
     A      56280          42217
     S      58018          42478
     O      59225          42738
     N      58749          42981
     D      59588          43252
1989 J      62695          43490
     F      61691          43755
     M      62824          44048
     A      65234          44343
     M      67232          44694
     J      67118          45011
     J      71581          45326
     A      72728          45662
     S      72661          45958
     O      71544          46271
     N      72760          46590
     D      74150          46874
1990 J      70617          47142
     F      71385          47410
     M      72851          47714
     A      71676          48043
     M      76833          48370
     J      76576          48674
     J      76526          49005
     A      71611          49329
     S      69246          49625
     O      69192          49962
     N      72438          50247
     D      73964          50548
1991 J      76420          50811
     F      80470          51055
     M      81977          51280
     A      82241          51552
     M      84947          51794
     J      82165          52011
     J      85076          52266
     A      86666          52507
     S      85709          52748
     O      86662          52970
     N      84157          53176
     D      91300          53378






1992 J      90106          53560
     F      91047          53710
     M      89770          53892
     A      91798          54065
     M      92244          54216
     J      91302          54390
     J      94130          54558
     A      92765          54700
     S      93626          54842
     O      93940          54969
     N      96377          55095
     D      97388          55249
1993 J      97994          55376
     F      99055          55498
     M     100732          55637
     A      98899          55770
     M     100989          55893
     J     101297          56033
     J     100991          56167
     A     103992          56308
     S     103458          56454
     O     105136          56578
     N     104425          56720
     D     105474          56850
1994 J     108259          56992
     F     106046          57112
     M     102533          57266
     A     103617          57421
     M     104976          57605
     J     103062          57783
     J     105741          57945
     A     109118          58159
     S     107170          58375
     O     109151          58596
     N     112344          58813
     D     113714          59072

[END OF GRAPHICALLY REPRESENTED DATA]


NOTES

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return. However, market value and return on such securities will fluctuate prior to maturity.

The Accumulator can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Accumulator offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Money Market Fund to other Investment Funds, dollar cost averaging attempts to shield your investment from short term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Income Annuity Options," in Part 5. Chart 7 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment. Calculations in the Chart are based on the following assumption: a $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15 year period. In contrast, under the life annuity scenarios, there is no residual amount left.








                                   CHART 7
                                MONTHLY INCOME
                           ($100,000 CONTRIBUTION)

                                                            JOINT AND SURVIVOR*
                                                   -----------------------------------
               INTEREST   PRINCIPAL AND
               ONLY FOR    INTEREST FOR    SINGLE     50% TO     66.67% TO    100% TO
 ANNUITANT       LIFE        15 YEARS       LIFE     SURVIVOR    SURVIVOR     SURVIVOR
-----------  ----------  --------------  --------  ----------  -----------  ----------
Male 65          $401          $785        $  617      $560        $544         $513
Male 70           401           785           685       609         588          549
Male 75           401           785           771       674         646          598
Male 80           401           785           888       760         726          665
Male 85           401           785         1,045       878         834          757

------------

   The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase rates available at annuitization may vary, depending primarily on the annuitization interest rate, which may not be less than an annual rate of 2.5%.

    * The Joint and Survivor Annuity Forms are based on male and female Annuitants of the same age.

------------------------------------------------------------------------------
                        PART 10: INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1994 and 1993 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the year ended December 31, 1992 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Deloitte & Touche LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.
                               43

                 APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-----------------------------------------------------------------------------

   The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1996 to a Guarantee Period with an Expiration Date of February 15, 2005 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2000.

                                                     ASSUMED
                                                GUARANTEED RATE ON
                                                FEBRUARY 15, 2000
                                             ----------------------
                                                5.00%       9.00%
                                             ----------  ----------
As of February 15, 2000 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
 Annuity Account Value .....................   $144,048    $119,487
(2) Guaranteed Period Amount ...............    131,080     131,080
(3) Market Value Adjustment: (1)-(2)  ......     12,968     (11,593)
February 15, 2000 (After Withdrawal)
-------------------------------------------
(4) Portion of (3) Associated
 with Withdrawal: (3) x [$50,000 / (1)]  ...   $  4,501    $ (4,851)
(5) Reduction in Guaranteed
 Period Amount: [$50,000-(4)] ..............     45,499      54,851
(6) Guaranteed Period Amount: (2)-(5)  .....     85,581      76,229
(7) Maturity Value .........................    120,032     106,915
(8) Present Value of (7), also
 Annuity Account Value .....................     94,048      69,487

   You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

         APPENDIX II: GUARANTEED MINIMUM DEATH BENEFIT (GMDB) EXAMPLE
-----------------------------------------------------------------------------

Under the Certificate the death benefit is equal to the sum of:
 (1) the Annuity Account Value in the Investment Funds, or, if greater, the GMDB (see "Guaranteed Minimum Death Benefit" (GMDB) in Part 5; and

 (2) the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit Amount" in Part 4).

The following is an example illustrating the calculation of the GMDB. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Money Market Fund or Intermediate Government Securities Fund), no subsequent contributions, no transfers and no withdrawals, the GMDB for an Annuitant age 45 would be calculated as follows:

   END OF
 CONTRACT    ANNUITY ACCOUNT   NON-NEW YORK
    YEAR          VALUE            GMDB       NEW YORK GMDB
----------  ---------------  --------------  -------------
     1          $105,000        $106,000(1)    $105,000(4)
     2          $108,675        $112,360(1)    $108,675(4)
     3          $124,976        $119,102(1)    $119,102(5)
     4          $135,912        $126,248(1)    $126,248(5)
     5          $149,503        $133,823(1)    $133,823(5)
     6          $149,503        $141,852(1)    $141,852(5)
     7          $161,463        $161,463(2)    $161,463(5)
     8          $161,463        $171,151(3)    $161,463(4)

The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 3.50%, 15.00%, 8.75%, 10.00%, 0.00%, 8.00% and 0.00%, respectively.

NON-NEW YORK

   (1) For Contract Years 1 through 6, the GMDB equals the initial contribution increased by 6%.

   (2) At the end of the seventh Contract Year the GMDB calculated on the 6% increase basis on that date of $150,363 is reset to the Annuity Account Value of $161,463 since that amount is greater.

   (3)  Equals the prior GMDB of $161,463 increased by 6%.

NEW YORK

   (4) At the end of Contract Years 1 and 2, and again at the end of Contract Year 8, the GMDB is equal to the Annuity Account Value.

   (5) At the end of Contract Years 3, 4, 5 and 6, the GMDB is equal to the contributions increased by 6% instead of the Annuity Account Value, since the GMDB cannot be greater than this amount. However, at the end of the seventh Contract Year the GMDB is equal to the Annuity Account Value of $161,463 even though it is greater than the contributions increased at 6% ($150,363) due to the end of the seventh Contract Year reset.

                    APPENDIX III: GMDB SPECIAL ADJUSTMENT
-----------------------------------------------------------------------------

A special adjustment is made to the GMDB if on the next Processing Date following a withdrawal or transfer from the Investment Funds, both (i) the Annuity Account Value is less than the GMDB, and (ii) the sum of the withdrawals and transfers from the Investment Funds during the Contract Year prior to such Processing Date is greater than the difference between the GMDB (before reduction for withdrawals and transfers from the Investment Funds during the prior Contract Year) and "GMDB contributions." GMDB contributions are equal to the sum of all contributions made plus all transfers into the Investment Funds, plus at the time of any seventh Contract Year reset, the amount by which the GMDB is increased to match the then current Annuity Account Value. Such GMDB contributions are not reduced by withdrawals or transfers from the Investment Funds.

The special adjustment will be equal to: (A) x (B) -(C):

   Where:

     (A) equals the GMDB (before the special adjustment and reduction for withdrawals and transfers from the Investment Funds during the prior Contract Year),

     (B) equals (i)/(ii);
     where

      (i) equals the sum of withdrawals and transfers from the Investment Funds during the prior Contract Year, and

     (ii) equals the Annuity Account Value (plus any withdrawals and transfers from the Investment Funds during the prior Contract Year), and

     (C) equals the sum of withdrawals and transfers from the Investment Funds during the prior Contract Year.

Example:

The following illustrates how a withdrawal would affect the non-New York GMDB under a Certificate, assuming an initial contribution of $100,000, an Annuity Account Value of $120,000 (with no allocation to the Money Market Fund or the Intermediate Government Securities Fund) at the end of the fourth year and a GMDB of $126,248 at the end of the fourth year. If no withdrawals or transfers were to be made in the fifth year, the end of fifth year GMDB would be $133,823. If a $60,000 withdrawal was made at the end of the fifth year and a 0% return had been earned in the fifth year, the special adjustment would be calculated using the above formula as follows:

(A) = $133,823

(B) = (i)/(ii) = $60,000/$120,000 = .5

(C) = $60,000

(A) X (B) - (C) = [($133,823 X .5) - $60,000] = $6,911.

The end of fifth year GMDB would equal $133,823 - $60,000 - $6,911 = $66,912.

The special adjustment was necessary in this case because (i) the end of fifth year Annuity Account Value was less than the GMDB at the end of the fifth year and (ii) the withdrawal of $60,000 was an amount greater than the difference between the end of the fifth year GMDB (before reduction for the withdrawal) and the GMDB contributions. In this case, that difference was $33,823 ($133,823 - $100,000).

------------------------------------------------------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                  PAGE
                                                               --------
Part 1:      Accumulation Unit Values                              2
Part 2:      Annuity Unit Values                                   2
Part 3:      Custodian and Independent Accountants                 3
Part 4:      Money Market Fund and Intermediate Government         3
             Securities Fund Yield Information
Part 5:      Long-Term Market Trends                               4
Part 6:      Financial Statements                                  6

                     HOW TO OBTAIN AN ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION
                     Send this request form to:
                         Equitable Life
                         Income Management Group
                         P.O. Box 1547
                         Secaucus, NJ 07096-1547

                     Please send me an Accumulator SAI:
                     ---------------------------------------------------------
                     Name
                     ---------------------------------------------------------
                     Address
                     ---------------------------------------------------------
                     City                    State                    Zip

                        INCOME MANAGER (SERVICE MARK)

                                 ACCUMULATOR
                     STATEMENT OF ADDITIONAL INFORMATION


                               NOVEMBER 1, 1995
-----------------------------------------------------------------------------


                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE

                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45


                               ASSET ALLOCATION SERIES:
                               O  CONSERVATIVE INVESTORS
                               O  GROWTH INVESTORS
                               EQUITY SERIES:
                               O  GROWTH & INCOME
                               O  COMMON STOCK
                               O  GLOBAL
                               O  INTERNATIONAL
                               O  AGGRESSIVE STOCK
                               FIXED INCOME SERIES:
                               O  MONEY MARKET
                               O  INTERMEDIATE GOVERNMENT SECURITIES


                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                 Home Office:
                              Processing Office:
                    787 Seventh Avenue, New York, NY 10019
                Post Office Box 1547, Secaucus, NJ 07096-1547


This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the Accumulator, dated November 1, 1995. Definitions of special terms used in the SAI are found in the prospectus.


   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                              PAGE
-----------------------------------------------------------------------------------------  --------
Part 1 Accumulation Unit Values                                                                2
-----------------------------------------------------------------------------------------  --------
Part 2 Annuity Unit Values                                                                     2
-----------------------------------------------------------------------------------------  --------
Part 3 Custodian and Independent Accountants                                                   3
-----------------------------------------------------------------------------------------  --------
Part 4 Money Market Fund and Intermediate Government Securities Fund Yield Information         3
-----------------------------------------------------------------------------------------  --------
Part 5 Long-Term Market Trends                                                                 4
-----------------------------------------------------------------------------------------  --------
Part 6 Financial Statements                                                                    6
-----------------------------------------------------------------------------------------  --------

                                Copyright 1995
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

PART 1 - ACCUMULATION
 UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a) - c where:
                                                --
                                                 b

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by the Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 2 - ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 3 - CUSTODIAN AND
 INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the Trust owned by the Separate Account.

The consolidated financial statements of Equitable Life for the years ended December 31, 1994 and 1993 included in the SAI have been audited by Price Waterhouse LLP, and for the year ended December 31, 1992 by Deloitte & Touche LLP, as stated in their respective reports.

The consolidated financial statements of Equitable Life for the years ended December 31, 1994 and 1993 included in this SAI have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Equitable Life for the year ended December 31, 1992 included in this SAI have been so included in reliance on the report of Deloitte & Touche LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 4 - MONEY MARKET
 FUND AND INTERMEDIATE
 GOVERNMENT SECURITIES
 FUND YIELD INFORMATION

Money Market Fund

The Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Money Market Fund but do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge or any premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Accumulator Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -- 1. The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Money Market Fund will fluctuate and not remain constant.

Intermediate Government Securities Fund

The Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.

Accumulation Unit Values reflect all other accrued expenses of the Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the guaranteed minimum death benefit charge or any premium taxes.

The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Accumulator Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -- 1. Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of the Accumulation Units of the Intermediate Government Securities Fund will fluctuate and not remain constant.

Money Market Fund and Intermediate Government Securities Fund Yield
Information

Money Market Fund and the Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund and Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.


Because the Accumulator Certificates were offered for the first time in 1995, yield information is not available.


PART 5 - LONG-TERM MARKET
 TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until retirement, financial requirements at retirement), you may be able to better determine how to allocate contributions among the Accumulator Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   Growth of $1 Invested on January 1, 1954
                     (Values as of the last business day)


                  [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    STACKED AREA GRAPH IN THE PROSPECTUS]

                          A              B
     Label   Label    Inflation    Common Stocks
    ------- -------   ---------    ---------------
       1     1954         1             1
       2                  1          1.32
       3               1.03           1.4
       4               1.06          1.25
       5               1.08          1.79
       6                1.1          2.01
       7               1.11          2.02
       8               1.12          2.56
       9               1.14          2.34
      10               1.15          2.87
      11     1964      1.17          3.34
      12               1.19          3.76
      13               1.23          3.38
      14               1.27          4.19
      15               1.33          4.65
      16               1.41          4.26
      17               1.49          4.43
      18               1.54          5.06
      19               1.59          6.02
      20               1.73          5.14
      21     1974      1.94          3.78
      22               2.08          5.18
      23               2.18          6.42
      24               2.32          5.96
      25               2.53          6.35
      26               2.87          7.52
      27               3.23          9.96
      28               3.51          9.47
      29               3.65          11.5
      30               3.79         14.09
      31     1984      3.94         14.97
      32               4.09         19.78
      33               4.13         23.44
      34               4.32         24.66
      35               4.51         28.81
      36               4.72         37.88
      37                  5         36.68
      38               5.16         47.89
      39               5.31         51.56
      40               5.45         56.71
      41     1994       5.6         57.45

                    [END OF GRAPHICALLY REPRESENTED DATA]


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1994.

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31,


                    Growth of $1 Invested on January 1, 1990
                    (Values are as of the last business day)

                            [THE FOLLOWING TABLE WAS REPRESENTED AS A
                                   SCATTER GRAPH IN THE PROSPECTUS]

                         A                  B



 Label   Label       Common Stocks   Intermediate-Term
                                        Gov't Bonds
-------  --------    --------------  -----------------
    1    1/1/90       $1.00             $1.00
    2      Jan.       $0.93             $0.99
    3      Feb.       $0.94             $0.99
    4      Mar.       $0.97             $0.99
    5      Apr.       $0.95             $0.98
    6      May        $1.04             $1.01
    7      June       $1.03             $1.02
    8      July       $1.03             $1.04
    9      Aug.       $0.93             $1.03
   10      Sep.       $0.89             $1.04
   11      Oct.       $0.89             $1.06
   12      Nov.       $0.94             $1.08
   13      Dec.       $0.97             $1.10

                    [END OF GRAPHICALLY REPRESENTED DATA]



Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.


1994 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of the Investment Funds (which reflect the Trust and Separate Account charges), see "Part 3: Investment Performance" in the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                          LONG-TERM    INTERMEDIATE-
  FOR THE FOLLOWING PERIODS      COMMON     LONG-TERM     CORPORATE     TERM GOVT.      U.S. TREASURY     CONSUMER
        ENDING 12/31/94          STOCKS    GOVT. BONDS      BONDS          BONDS            BILLS        PRICE INDEX
-----------------------------  --------  -------------  -----------  ---------------  ---------------  -------------
1 Year                            1.31%       (7.77)%       (5.76)%        (5.14)%          3.90%           2.78%
3 Years                           6.26         5.62          5.28           4.19            3.43            2.81
5 Years                           8.69         8.34          8.36           7.46            4.73            3.51
10 Years                         14.40        11.86         11.57           9.40            5.76            3.59
20 Years                         14.58         9.42         10.00           9.25            7.29            5.45
30 Years                          9.95         6.96          7.31           7.84            6.66            5.36
40 Years                         10.66         5.62          6.14           6.58            5.63            4.40
50 Years                         11.92         4.99          5.34           5.59            4.69            4.35
60 Years                         11.48         4.81          5.21           5.19            3.92            4.10
Since 12/31/26                   10.19         4.83          5.41           5.09            3.69            3.13
Inflation adjusted since 1926     6.85         2.22          1.65           1.91            0.55              --

SOURCE: Stocks, Bonds, Bills, and Inflation 1995 Yearbook(Trademark), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1994, represented by the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1994; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

-----------------------------------------------------------------------------
PART 6 - FINANCIAL
 STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates. There are no financial statements for the Separate Account as it commenced operations in 1995.

REPORT OF INDEPENDENT ACCOUNTANTS

To The Board of Directors and Shareholders of
The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1994 and 1993, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for postemployment benefits in 1994 and for investment securities and for reinsurance in 1993.

PRICE WATERHOUSE LLP
New York, New York
February 8, 1995

INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Equitable Life Assurance Society of the United
States:

We have audited the consolidated statements of earnings, shareholder's equity and cash flows of The Equitable Life Assurance Society of the United States ("Equitable Life") for the year ended December 31, 1992. These consolidated financial statements are the responsibility of Equitable Life's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and consolidated cash flows of The Equitable Life Assurance Society of the United States for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 1992 Equitable Life changed its method of accounting for foreclosed assets, income taxes and postretirement benefits other than pensions.

Deloitte & Touche LLP
New York, New York
February 16, 1993

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                         CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 1994 AND 1993

                                                                    1994         1993
                                                                -----------  -----------
                                                                      (IN MILLIONS)
  ASSETS
  Investments:
  Fixed maturities:
   Held to maturity, at amortized cost ........................ $ 5,223.0    $ 5,659.1
   Available for sale, at estimated fair value ................   7,586.0      7,829.3
  Mortgage loans on real estate ...............................   4,018.0      4,592.1
  Equity real estate ..........................................   4,446.4      4,452.6
  Policy loans ................................................   1,731.2      1,549.1
  Other equity investments ....................................     678.5        851.0
  Investment in and loans to affiliates .......................     560.2        533.0
  Other invested assets .......................................     489.3        374.2
                                                                -----------  -----------
   Total investments ..........................................  24,732.6     25,840.4
Cash and cash equivalents .....................................     693.6        593.4
Deferred policy acquisition costs .............................   3,221.1      2,858.8
Amounts due from discontinued GIC Segment .....................   2,108.6      2,125.9
Other assets ..................................................   2,078.6      1,900.8
Closed Block assets ...........................................   8,105.5      8,084.3
Separate Accounts assets ......................................  20,469.5     19,684.1
                                                                -----------  -----------
TOTAL ASSETS .................................................. $61,409.5    $61,087.7
                                                                ===========  ===========
LIABILITIES
Policyholders' account balances ............................... $21,238.0    $21,499.1
Future policy benefits and other policyholders' liabilities  ..   3,840.8      3,753.6
Short-term and long-term debt .................................   1,337.4      1,659.5
Other liabilities .............................................   2,300.1      2,450.3
Closed Block liabilities ......................................   9,069.5      9,143.4
Separate Accounts liabilities .................................  20,429.3     19,631.2
                                                                -----------  -----------
  Total liabilities ...........................................  58,215.1     58,137.1
                                                                -----------  -----------
Commitments and contingencies (Notes 10, 12, 13, 14, 15 and 23)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized,
  issued and outstanding ......................................       2.5          2.5
Capital in excess of par value ................................   2,913.6      2,613.6
Retained earnings .............................................     484.0        217.6
Net unrealized investment (losses) gains ......................    (203.0)       131.9
Minimum pension liability .....................................      (2.7)       (15.0)
                                                                -----------  -----------
  Total shareholder's equity ..................................   3,194.4      2,950.6
                                                                -----------  -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .................... $61,409.5    $61,087.7
                                                                ===========  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF EARNINGS
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                                 1994       1993       1992
                                                              ---------  ---------  ---------
                                                                        (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income  $  715.0   $  644.5   $  571.7
Premiums ....................................................    625.6      599.1    1,185.3
Net investment income .......................................  2,030.9    2,599.3    2,689.5
Investment gains, net .......................................     91.8      533.4      371.8
Commissions, fees and other income ..........................    845.4    1,717.2    1,407.4
Contribution from the Closed Block ..........................    151.0      128.3       59.3
                                                              ---------  ---------  ---------
  Total revenues ............................................  4,459.7    6,221.8    6,285.0
                                                              ---------  ---------  ---------
BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances  .......  1,201.3    1,330.0    1,440.8
Policyholders' benefits .....................................    920.6    1,003.9    1,755.7
Other operating costs and expenses ..........................  1,943.1    3,584.2    3,095.7
                                                              ---------  ---------  ---------
  Total benefits and other deductions .......................  4,065.0    5,918.1    6,292.2
                                                              ---------  ---------  ---------
Earnings (loss) before Federal income taxes, extraordinary
 item and cumulative effect of accounting changes  ..........    394.7      303.7       (7.2)
Federal income taxes ........................................    101.2       91.3       19.2
                                                              ---------  ---------  ---------
Earnings (loss) before extraordinary item and cumulative
 effect of accounting changes ...............................    293.5      212.4      (26.4)
Extraordinary charge for demutualization expenses  ..........     --         --        (93.8)
Cumulative effect of accounting changes, net of Federal
 income taxes ...............................................    (27.1)      --          4.9
                                                              ---------  ---------  ---------
Net Earnings (Loss) ......................................... $  266.4   $  212.4   $ (115.3)
                                                              =========  =========  =========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
               CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                            1994        1993        1992
                                                        ----------  ----------  -----------
                                                                    (IN MILLIONS)
Common stock, at par value, beginning of year  ........ $    2.5    $    2.0       $ --
Issuance of common stock ..............................    --          --             2.0
Increase in par value .................................    --             .5         --
                                                        ----------  ----------  -----------
Common stock, at par value, end of year ...............      2.5         2.5          2.0
                                                        ----------  ----------  -----------
Capital in excess of par value, beginning of year  ....  2,613.6     2,273.9         --
Additional capital in excess of par value .............    300.0       340.2      2,273.9
Increase in par value .................................    --            (.5)        --
                                                        ----------  ----------  -----------
Capital in excess of par value, end of year  ..........  2,913.6     2,613.6      2,273.9
                                                        ----------  ----------  -----------
Retained earnings, beginning of year ..................    217.6         5.2      1,290.0
Net loss before demutualization .......................    --          --          (120.5)
Demutualization transaction ...........................    --          --        (1,169.5)
Net earnings after demutualization ....................    266.4       212.4          5.2
                                                        ----------  ----------  -----------
Retained earnings, end of year ........................    484.0       217.6          5.2
                                                        ----------  ----------  -----------
Net unrealized investment gains, beginning of year  ...    131.9        78.8         65.5
Change in unrealized investment (losses) gains  .......   (334.9)       (9.5)        13.3
Effect of adopting new accounting standard ............    --           62.6        --
                                                        ----------  ----------  -----------
Net unrealized investment (losses) gains, end of year     (203.0)      131.9         78.8
                                                        ----------  ----------  -----------
Minimum pension liability, beginning of year  .........    (15.0)      --
Change in minimum pension liability ...................     12.3       (15.0)
                                                        ----------  ----------
Minimum pension liability, end of year ................     (2.7)      (15.0)
                                                        ----------  ----------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ............... $3,194.4    $2,950.6    $ 2,359.9
                                                        ==========  ==========  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 1994, 1993 AND 1992

                                                         1994          1993         1992
                                                     -----------  ------------  -----------
                                                                  (IN MILLIONS)
Net earnings (loss) ................................ $   266.4    $    212.4    $  (115.3)
Adjustments to reconcile net earnings (loss) to net
 cash provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables ...................     --         (4,177.8)    (2,872.9)
  Increase in matched resale agreements ............     --         (2,900.5)    (1,692.4)
  Increase in matched repurchase agreements ........     --          2,900.5      1,692.4
  Investment gains, net of dealer and trading gains      (91.8)       (160.8)      (101.6)
  Change in amounts due from discontinued GIC
    Segment ........................................      57.3          47.8         76.4
  General Account policy charges ...................    (711.9)       (623.4)      (542.9)
  Interest credited to policyholders' account
    balances .......................................   1,201.3       1,330.0      1,440.8
  Changes in Closed Block assets and liabilities,
    net ............................................     (95.1)        (73.3)      (156.6)
  Change in postretirement benefits liability ......        .5          (8.5)       386.7
  Other, net .......................................       7.3        (407.6)        60.9
                                                     -----------  ------------  -----------
Net cash provided (used) by operating activities  ..     634.0      (3,861.2)    (1,824.5)
                                                     -----------  ------------  -----------
Cash flows from investing activities:
  Maturities and repayments ........................   2,319.7       3,479.6      2,395.8
  Sales ............................................   5,661.9       7,399.2      5,947.1
  Return of capital from joint ventures and limited
    partnerships ...................................      39.0         119.5        216.7
  Purchases ........................................  (7,417.6)    (11,184.2)    (9,009.5)
  Net increase in loans to discontinued GIC Segment      (40.0)       (880.0)    (1,448.6)
  Cash received on sale of 61% interest in DLJ .....     --            346.7        --
  Other, net .......................................    (371.1)       (317.0)       287.6
                                                     -----------  ------------  -----------
Net cash provided (used) by investing activities  ..     191.9      (1,036.2)    (1,610.9)
                                                     -----------  ------------  -----------
Cash flows from financing activities:
 Policyholders' account balances:
    Deposits .......................................   2,082.7       2,410.7      2,411.6
    Withdrawals ....................................  (2,887.4)     (2,433.5)    (2,912.0)
  Net (decrease) increase in short-term financings .    (173.0)      4,717.2      1,786.3
  Additions to long-term debt ......................      51.8          97.7        477.3
  Repayments of long-term debt .....................    (199.8)        (64.4)      (281.4)
  Proceeds from issuance of Alliance units .........     100.0         --           --
  Capital contribution from the Holding Company ....     300.0         --           177.8
                                                     -----------  ------------  -----------
Net cash (used) provided by financing activities  ..    (725.7)      4,727.7      1,659.6
                                                     -----------  ------------  -----------
Change in cash and cash equivalents ................     100.2        (169.7)    (1,775.8)
Cash and cash equivalents, beginning of year  ......     593.4         763.1      2,538.9
                                                     -----------  ------------  -----------
Cash and Cash Equivalents, End of Year ............. $   693.6    $    593.4    $   763.1
                                                     ===========  ============  ===========
Supplemental cash flow information
  Interest Paid .................................... $    34.9    $  1,437.2    $ 1,244.0
                                                     ===========  ============  ===========
  Income Taxes Paid (Refunded) ..................... $    49.2    $     41.0    $   (21.3)
                                                     ===========  ============  ===========

               See Notes to Consolidated Financial Statements.

          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). In connection with the conversion, Equitable Life's eligible policyholders received cash, policy credits or common stock of the Holding Company. The costs incurred in connection with the demutualization have been presented as an extraordinary charge.

   At conversion, on July 22, 1992, AXA Group ("AXA") became the owner of 49% of the Holding Company's common shares outstanding.

   On December 19, 1994, the Holding Company exchanged all its outstanding redeemable preferred stock and substantially all of its convertible preferred stock for common stock, a new series of convertible preferred stock and convertible debentures. As a result of this transaction, AXA's ownership of the Holding Company increased to 60.5% (63.6% assuming conversion of Convertible Preferred Stock held by AXA and 54.1% if all securities convertible into, or options on, common stock were to be converted or exercised).

2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Basis of Presentation and Principles of Consolidation

   After July 22, 1992, Equitable Life commenced preparing its general purpose financial statements in conformity with generally accepted accounting principles ("GAAP") for stock life insurance companies. Such principles have been applied retroactively in the preparation of these consolidated financial statements for all periods prior to conversion.

   The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance Capital Management L.P. ("Alliance"), an investment advisory subsidiary and Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary; and those partnerships and joint ventures (collectively, including its consolidated subsidiaries the "Company") in which the Company has control and a majority economic interest. The consolidated statements of earnings and cash flows for the years ended December 31, 1993 and 1992 include the results of operations and cash flows of Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993, the date of sale (see Note 21). Subsequent to the date of sale, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts were presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

   All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

   Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the 1994 presentation.

 Closed Block

   As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

   Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of Equitable Life's shareholder. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

   If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders.

   If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

 Discontinued Operations

   In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Losses incurred subsequently have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

 Accounting Changes

   In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 112, Employers' Accounting for Postemployment Benefits, which requires employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million. The current year impact from the implementation of this statement had no material effect on the 1994 consolidated statements of earnings.

   In the first quarter of 1993, the Company adopted SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," which establishes the conditions for reinsurance accounting. With the adoption of this statement, certain reinsurance contracts were reclassified in 1993 and are presented on a gross basis. Implementation of this statement had no material effect on the Company's consolidated financial statements.

   At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

   In the fourth quarter of 1992 (effective as of January 1, 1992), the Company adopted SFAS No. 109, "Accounting for Income Taxes," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The cumulative effect of accounting changes of $4.9 million is comprised of a credit of $252.3 million related to the income tax statement and a charge of $247.4 million, net of a Federal income tax benefit of $130.9 million, related to the postretirement benefit statement.

   In 1992, effective in the fourth quarter, the Company changed its method of accounting for foreclosed assets to comply with AICPA Statement of Position No. 92-3, "Accounting for Foreclosed Assets." This change resulted in a charge of $34.5 million which is reflected in investment gains, net.

 New Accounting Pronouncements

   In the first quarter of 1995, the Company intends to adopt SFAS No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all creditors and addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. The statement also applies to all loans that are restructured in a troubled debt restructuring involving a modification of terms. It requires that impaired loans that are within the scope of this statement be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company is currently providing for impairment of loans through an allowance for possible losses, and the implementation of this statement is not expected to have a significant effect on the level of this allowance. As a result, there should be no material effect on the Company's consolidated statements of earnings or shareholder's equity upon adoption.

 Valuation of Investments

   Fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. For publicly traded fixed maturities and for directly negotiated fixed maturities the amortized cost is adjusted for impairments in value deemed to be other than temporary. Fixed maturities which have been identified as available for sale are reported at estimated fair value.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. The valuation allowances are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing valuation allowances, management considers, among other things, the estimated fair value of the underlying collateral.

   Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of estimated current fair value or depreciated cost, net of disposition costs.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported using the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

   Equity securities, comprised of common stock and non-redeemable preferred stocks, are carried at estimated fair value and are included in other equity investments.

   Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

   Cash and cash equivalents included cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

   All securities are recorded in the consolidated financial statements on a trade date basis.

 Investment Results and Unrealized Investment Gains (Losses)

   Net investment income excludes net investment income of Separate Accounts on which the Insurance Group does not bear the investment risk. Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

   Realized investment gains and losses, other than those related to Separate Accounts on which the Insurance Group does not bear the investment risk, are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

   Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

 Recognition of Insurance Income and Related Expenses

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from traditional life and annuity policies with life contingencies are recognized generally as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

 Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   For universal life and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

   For traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

   For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

 Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   For traditional life insurance policies, future policy benefit and dividend liabilities are computed using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

   Individual health benefit liabilities for active lives are calculated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of benefits method and experience assumptions as to claim terminations, expenses, and interest which also provide a margin for adverse deviation.

   Claim reserves and associated liabilities for individual disability income and major medical policies were $291.3 million, $402.2 million, $529.3 million and $570.6 million at January 1, 1992, December 31, 1992, 1993 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                              YEARS ENDED DECEMBER 31,
                                           ----------------------------
                                              1994      1993      1992
                                           --------  --------  --------
                                                   (IN MILLIONS)
Incurred benefits related to current year  $188.6    $193.1    $183.0
Incurred benefits related to prior years     28.7     106.1      67.3
                                           --------  --------  --------
Total Incurred Benefits .................. $217.3    $299.2    $250.3
                                           ========  ========  ========
Benefits paid related to current year  ... $ 43.7    $ 48.9    $ 39.7
Benefits paid related to prior years  ....  132.3     123.1      99.7
                                           --------  --------  --------
Total Benefits Paid ...................... $176.0    $172.0    $139.4
                                           ========  ========  ========

   The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

   Equitable Life is subject to limitations on the amount of statutory profits which can be retained by Equitable Life with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

   At December 31, 1994, participating policies including those in the Closed Block represent approximately 31.0% ($64.4 billion) of direct written life insurance in force, net of amounts ceded. Participating policies represent substantially all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

 Federal Income Taxes

   Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Effective January 1, 1992, deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

 Separate Accounts

   Separate Accounts are established in conformity with the New York State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

   Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

   The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1994, 1993 and 1992, investment results of such Separate Accounts were $676.3 million, $1,676.5 million and $1,447.4 million, respectively.

   The investment results of a Separate Account on which the Insurance Group bears the investment risk and which are included in revenues, amounted to $13.7 million, $12.6 million and $14.5 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of all Separate Accounts are included in revenues.

3) INVESTMENTS

   The following tables provide additional information relating to fixed maturities and equity securities:

                                                      GROSS         GROSS
                                       AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
                                         COST         GAINS         LOSSES      FAIR VALUE
                                     -----------  ------------  ------------  ------------
                                                          (IN MILLIONS)
DECEMBER 31, 1994
-----------------------------------
Fixed Maturities:
 Held to Maturity:
  Corporate ........................ $4,661.0     $67.9         $233.8        $4,495.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................    428.9       4.6           44.2           389.3
  States and political subdivisions      63.4        .9            3.7            60.6
  Foreign governments ..............     69.7       4.2            2.0            71.9
                                     -----------  ------------  ------------  ------------
Total Held to Maturity ............. $5,223.0     $77.6         $283.7        $5,016.9
                                     ===========  ============  ============  ============
 Available for Sale:
  Corporate ........................ $5,663.4     $34.6         $368.0        $5,330.0
  Mortgage-backed ..................    686.0       2.9           44.8           644.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................  1,519.3       6.7           71.9         1,454.1
  States and political subdivisions      23.4        .1             .7            22.8
  Foreign governments ..............     43.8        .3            4.2            39.9
  Redeemable preferred stock  ......    108.4        .4           13.7            95.1
                                     -----------  ------------  ------------  ------------
Total Available for Sale ........... $8,044.3     $45.0         $503.3        $7,586.0
                                     ===========  ============  ============  ============
Equity Securities:
 Common stock ...................... $  126.4     $31.2         $ 23.5        $  134.1

December 31, 1993
-----------------------------------
Fixed Maturities:
 Held to Maturity:
  Corporate ........................ $5,155.0     $390.7        $17.7         $5,528.0
  Mortgage-backed ..................     89.1        4.3           .1             93.3
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................     91.2       16.8          --             108.0
  States and political subdivisions     274.7       29.4           .1            304.0
  Foreign governments ..............     49.1        5.3          --              54.4
                                     -----------  ------------  ------------  ------------
Total Held to Maturity ............. $5,659.1     $446.5        $17.9         $6,087.7
                                     ===========  ============  ============  ============
 Available for Sale:
  Corporate ........................ $4,909.0     $218.2        $31.0         $5,096.2
  Mortgage-backed ..................  1,093.7       34.8          1.4          1,127.1
  U.S. Treasury securities and
   U.S. government and agency
   securities ......................    881.0       44.1          1.7            923.4
  States and political subdivisions     590.6       26.5          1.6            615.5
  Foreign governments ..............     40.0        1.8           .2             41.6
  Redeemable preferred stock  ......     31.1         .1          5.7             25.5
                                     -----------  ------------  ------------  ------------
Total Available for Sale ........... $7,545.4     $325.5        $41.6         $7,829.3
                                     ===========  ============  ============  ============
Equity Securities:
 Common stock ...................... $  110.0     $ 78.8        $ 2.8         $  186.0
 Non-redeemable preferred stock  ...      6.9         .3           .5              6.7
                                     -----------  ------------  ------------  ------------
Total Equity Securities ............ $  116.9     $ 79.1        $ 3.3         $  192.7
                                     ===========  ============  ============  ============

   For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1994 and 1993, securities without a readily ascertainable market value having an amortized cost of $3,854.0 million and $4,751.5 million, respectively, had estimated fair values of $3,724.6 million and $5,016.6 million, respectively.

        The contractual maturity of bonds at December 31, 1994 is shown below:

                                    HELD TO MATURITY          AVAILABLE FOR SALE
                               -------------------------  -------------------------
                                 AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
                                   COST       FAIR VALUE      COST       FAIR VALUE
                               -----------  ------------  -----------  ------------
                                                   (IN MILLIONS)
Due in one year or less  ..... $  216.2     $  216.1      $  214.9     $  214.8
Due in years two through five   1,442.1      1,419.1       1,895.2      1,855.0
Due in years six through ten    1,733.5      1,634.3       2,763.8      2,549.7
Due after ten years ..........  1,831.2      1,747.4       2,376.0      2,227.3
Mortgage-backed securities  ..    --           --            686.0        644.1
                               -----------  ------------  -----------  ------------
Total ........................ $5,223.0     $5,016.9      $7,935.9     $7,490.9
                               ===========  ============  ===========  ============

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Investment valuation allowances and changes thereto are shown below:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                     1994       1993       1992
                                                  ---------  ---------  ---------
                                                            (IN MILLIONS)
Balances, beginning of year ..................... $ 355.6    $ 512.0    $ 565.1
Additions charged to income .....................    51.0       92.8      265.0
Deductions for writedowns and asset dispositions   (121.7)    (249.2)    (239.3)
Transfers of allowances to discontinued GIC
 Segment and Closed Block .......................    --         --        (78.8)
                                                  ---------  ---------  ---------
Balances, End of Year ........................... $ 284.9    $ 355.6    $ 512.0
                                                  =========  =========  =========
Balances, end of year comprise:
 Mortgage loans on real estate .................. $  64.2    $ 144.4    $ 198.3
 Equity real estate .............................   220.7      211.2      195.1
 Fixed maturities ...............................    --         --        118.6
                                                  ---------  ---------  ---------
Total ........................................... $ 284.9    $ 355.6    $ 512.0
                                                  =========  =========  =========

   Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

   At December 31, 1994, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $33.7 million of fixed maturities, $42.5 million of mortgage loans on real estate and $.9 million of equity real estate.

   The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1994, approximately 12.4% of the $13,017.0 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

   In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which invest primarily in securities considered to be other than investment grade.

   The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $30.5 million and $55.3 million at December 31, 1994 and 1993, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $9.7 million and $32.7 million as of December 31, 1994 and 1993, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $7.5 million, $11.7 million and $35.4 million in 1994, 1993 and 1992, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $6.8 million, $9.7 million and $28.2 million in 1994, 1993 and 1992, respectively.

   At December 31, 1994 and 1993, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $96.9 million (2.3% of total mortgage loans on real estate) and $292.1 million (6.2% of total mortgage loans on real estate), respectively.

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $447.9 million and $508.4 million at December 31, 1994 and 1993, respectively. These amounts include $1.0 million and $28.1 million of problem mortgage loans on real estate at December 31, 1994 and 1993, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $44.9 million, $51.8 million and $59.8 million in 1994, 1993 and 1992, respectively. Gross interest income on these loans included in net investment income aggregated $32.8 million, $46.0 million and $44.9 million in 1994, 1993 and 1992, respectively.

   At December 31, 1994, investments owned of any one issuer, including its affiliates, that aggregate 10% or more of total shareholder's equity were $596.0 million, principally in mortgage loans, to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate and potential problem mortgage loans on real estate with amortized costs of $4.9 million and $294.0 million, respectively. Partnerships affiliated with Trammell Crow, which are borrowers pursuant to commercial mortgage loans with an amortized cost of $294.0 million at December 31, 1994, filed for Chapter 11 bankruptcy on January 3, 1995. The loan package consists of first mortgage interests in 48 properties. The borrowing groups consist of 46 individual partnerships and the loans are substantially cross-collateralized.

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1994 and 1993, the carrying value of equity real estate available for sale amounted to $447.8 million and $402.5 million, respectively. At December 31, 1994 and 1993, the Company owned $1,086.9 million and $947.0 million, respectively, of real estate acquired in satisfaction of debt.

   Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $703.1 million and $624.7 million at December 31, 1994 and 1993, respectively. Depreciation expense on real estate totaled $117.0 million, $115.3 million and $117.7 million for the years ended December 31, 1994, 1993 and 1992, respectively.

4) JOINT VENTURES AND PARTNERSHIPS

   Summarized combined financial information of real estate joint ventures (47 and 53 individual ventures as of December 31, 1994 and 1993, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                DECEMBER 31,
                                                                         ------------------------
                                                                             1994         1993
                                                                         -----------  -----------
                                                                               (IN MILLIONS)
FINANCIAL POSITION
Investments in real estate, at depreciated cost ........................ $2,786.7     $3,160.2
Investments in securities, generally at estimated fair value  ..........  3,071.2      3,633.6
Cash and cash equivalents ..............................................    359.8        195.0
Other assets ...........................................................    398.7        753.8
                                                                         -----------  -----------
Total assets ...........................................................  6,616.4      7,742.6
                                                                         -----------  -----------
Funds borrowed -- third party ..........................................  1,759.6      1,826.5
Funds borrowed -- the Company ..........................................    238.0        594.1
Other liabilities ......................................................    987.7      1,041.0
                                                                         -----------  -----------
Total liabilities ......................................................  2,985.3      3,461.6
                                                                         -----------  -----------
Partners' Capital ...................................................... $3,631.1     $4,281.0
                                                                         ===========  ===========
Equity in partners' capital included above ............................. $  964.2     $1,044.1
Equity in limited partnership interests not included above  ............    224.6        259.3
(Deficit) excess of equity in partners' capital over investment cost
  and equity earnings ..................................................     (1.8)        18.1
Notes receivable from joint venture ....................................      6.1         38.7
Negative equity in certain joint ventures presented as other
  liabilities ..........................................................     --           57.1
                                                                         -----------  -----------
Carrying Value ......................................................... $1,193.1     $1,417.3
                                                                         ===========  ===========

                                                                YEARS ENDED DECEMBER 31,
                                                            -------------------------------
                                                               1994       1993       1992
                                                            ---------  ---------  ---------
                                                                      (IN MILLIONS)
STATEMENTS OF EARNINGS
Revenues of real estate joint ventures .................... $ 537.7    $ 602.7    $ 719.0
Revenues of other limited partnership interests  ..........   103.4      319.1      270.1
Interest expense -- third party ...........................  (114.9)    (118.8)    (119.8)
Interest expense -- the Company ...........................   (36.9)     (52.1)     (83.4)
Other expenses ............................................  (430.9)    (531.7)    (592.1)
                                                            ---------  ---------  ---------
Net Earnings .............................................. $  58.4    $ 219.2    $ 193.8
                                                            =========  =========  =========
Equity in net earnings included above ..................... $  18.9    $  71.6    $  40.6
Equity in net earnings of limited partnerships not
 included above ...........................................    25.3       46.3       50.9
Excess of earnings in joint ventures over equity ownership
 percentage and amortization of differences in bases  .....     1.8        9.2        5.7
Interest on notes receivable ..............................    --           .5        3.3
                                                            ---------  ---------  ---------
Total Equity in Net Earnings .............................. $  46.0    $ 127.6    $ 100.5
                                                            =========  =========  =========

5) NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

   The sources of net investment income are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                ----------------------------------
                                                    1994        1993        1992
                                                ----------  ----------  ----------
                                                           (IN MILLIONS)
Fixed maturities .............................. $1,024.5    $  981.7    $1,061.4
Trading account securities ....................     --         709.3       474.3
Securities purchased under resale agreements  .     --         533.8       543.2
Mortgage loans on real estate .................    384.3       457.4       646.1
Equity real estate ............................    561.8       539.1       396.5
Other equity investments ......................     35.7       110.4       104.8
Policy loans ..................................    122.7       117.0       183.2
Broker-dealer related receivables .............     --         292.2       276.3
Other investment income .......................    336.3       304.9       297.9
                                                ----------  ----------  ----------
 Gross investment income ......................  2,465.3     4,045.8     3,983.7
                                                ----------  ----------  ----------
Interest expense to finance short-term trading
 instruments ..................................     --         983.4       918.4
Other investment expenses .....................    434.4       463.1       375.8
                                                ----------  ----------  ----------
 Investment expenses ..........................    434.4     1,446.5     1,294.2
                                                ----------  ----------  ----------
Net Investment Income ......................... $2,030.9    $2,599.3    $2,689.5
                                                ==========  ==========  ==========

   Investment gains, net, including changes in the valuation allowances, are summarized as follows:

                                          YEARS ENDED DECEMBER 31,
                                      ------------------------------
                                         1994       1993      1992
                                      ---------  --------  ---------
                                               (IN MILLIONS)
Fixed maturities .................... $(14.1)    $123.1    $  49.1
Mortgage loans on real estate  ......  (43.1)     (65.1)    (148.9)
Equity real estate ..................   20.6      (18.5)     (48.1)
Other equity investments ............   76.0      119.5      246.2
Dealer and trading gains ............   --        372.5      272.0
Sales of newly issued Alliance units    52.4       --         --
Other ...............................   --          1.9        1.5
                                      ---------  --------  ---------
Investment Gains, Net ............... $ 91.8     $533.4    $ 371.8
                                      =========  ========  =========

   Gross gains of $116.8 million, $188.5 million and $141.0 million and gross losses of $100.1 million, $145.0 million and $123.4 million were realized on sales of investments in fixed maturities for the years ended December 31, 1994, 1993 and 1992, respectively. In addition, writedowns of fixed maturities amounted to $30.8 million, $5.4 million and $13.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   For the year ended December 31, 1994, proceeds received on sales of fixed maturities classified as available for sale amounted to $5,253.9 million. Gross gains of $63.8 million and gross losses of $59.1 million were realized on these sales. The increase in unrealized investment losses related to fixed maturities classified as available for sale for the year ended December 31, 1994 amounted to $742.2 million.

   During the year ended December 31, 1994, one security classified as held to maturity was sold and six securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The amortized cost of the security sold was $19.9 million with a related investment gain of $.8 million recognized; the aggregate amortized cost of the securities transferred was $42.8 million with gross unrealized investment losses of $3.1 million charged to consolidated shareholder's equity.

   Investment gains from other equity investments include gains generated by DLJ's involvement in long-term corporate development investments amounting to $79.9 million and $195.9 million for the years ended December 31, 1993 and 1992, respectively.

   For the years ended December 31, 1994, 1993 and 1992, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $175.8 million, $243.2 million and $286.8 million, respectively.

   In 1994, Alliance sold 4.96 million newly issued units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's publicly traded units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

   The unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                      1994       1993       1992
                                                  ----------  ---------  --------
                                                            (IN MILLIONS)
Balance, beginning of year ...................... $ 131.9     $  78.8    $ 65.5
Changes in unrealized investment (losses) gains    (823.8)      (14.1)      6.0
Effect of adopting SFAS No. 115 .................    --         283.9      --
Changes in unrealized investment (gains) losses
 attributable to:
  Participating group annuity contracts  ........    40.8       (36.2)     19.4
  Deferred policy acquisition costs .............   269.5      (150.5)     --
  Deferred Federal income taxes .................   178.6       (30.0)    (12.1)
                                                  ----------  ---------  --------
Balance, End of Year ............................ $(203.0)    $ 131.9    $ 78.8
                                                  ==========  =========  ========
Balance, end of year comprises:
 Unrealized investment (losses) gains on:
  Fixed maturities .............................. $(461.3)    $ 283.9    $ (3.9)
  Other equity investments ......................     7.7        75.8      81.6
  Other .........................................    14.5        25.0      37.2
                                                  ----------  ---------  --------
   Total ........................................  (439.1)      384.7     114.9
 Amounts of unrealized investment (gains) losses
  attributable to:
   Participating group annuity contracts  .......     5.9       (34.9)      1.3
   Deferred policy acquisition costs ............   119.0      (150.5)     --
   Deferred Federal income taxes ................   111.2       (67.4)    (37.4)
                                                  ----------  ---------  --------
Total ........................................... $(203.0)    $ 131.9    $ 78.8
                                                  ==========  =========  ========

6) CLOSED BLOCK

   Summarized financial information of the Closed Block is as follows:

                                                                   DECEMBER 31,
                                                             ----------------------
                                                                 1994        1993
                                                             ----------  ----------
                                                                  (IN MILLIONS)
Assets
Fixed Maturities:
  Held to maturity, at amortized cost (estimated fair value,
    $1,785.0 and $1,971.5) ................................. $1,927.8    $1,871.5
  Available for sale, at estimated fair value (amortized
    cost, $1,270.3 and $984.4) .............................  1,197.0     1,030.6
Mortgage loans on real estate ..............................  1,543.7     1,692.3
Policy loans ...............................................  1,827.9     1,877.1
Cash and other invested assets .............................    442.5       426.2
Deferred policy acquisition costs ..........................    878.1       940.3
Other assets ...............................................    288.5       246.3
                                                             ----------  ----------
Total Assets ............................................... $8,105.5    $8,084.3
                                                             ==========  ==========
Liabilities
Future policy benefits and policyholders' account balances   $8,965.3    $9,067.3
Other liabilities ..........................................    104.2        76.1
                                                             ----------  ----------
Total Liabilities .......................................... $9,069.5    $9,143.4
                                                             ==========  ==========


                                                      YEARS ENDED      JULY 22
                                                      DECEMBER 31,     THROUGH
                                                  ------------------- DECEMBER 31,
                                                     1994       1993     1994
                                                  ---------  --------- ----------
                                                               (IN MILLIONS)
Revenues
Premiums and other revenue ...................... $  798.1   $  860.2   $303.7
Investment income (net of investment expenses of
 $19.0, $17.3 and $2.7) .........................    523.0      526.5    209.7
Investment losses, net ..........................    (24.0)     (15.0)    (2.4)
                                                  ---------  ---------  --------
  Total revenues ................................  1,297.1    1,371.7    511.0
                                                  ---------  ---------  --------
Benefits and Other Deductions
Policyholders' benefits and dividends ...........  1,075.6    1,141.4    402.3
Other operating costs and expenses ..............     70.5      102.0     49.4
                                                  ---------  ---------  --------
  Total benefits and other deductions ...........  1,146.1    1,243.4    451.7
                                                  ---------  ---------  --------
Contribution from the Closed Block .............. $  151.0   $  128.3   $ 59.3
                                                  =========  =========  ========

   The fixed maturity portfolio, based on amortized cost, includes $23.8 million and $22.0 million at December 31, 1994 and 1993, respectively, of restructured securities which includes problem fixed maturities of $6.4 million and $10.4 million, respectively.

   At December 31, 1994 and 1993, problem mortgage loans on real estate had an amortized cost of $27.6 million and $130.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $179.2 million and $199.9 million, respectively. At December 31, 1994 and 1993, the restructured mortgage loans on real estate amount included $.7 million and $9.7 million, respectively, of problem mortgage loans on real estate.

   Valuation allowances amounted to $46.2 million and $72.2 million on mortgage loans on real estate and $2.6 million and $.6 million on equity real estate at December 31, 1994 and 1993, respectively. Writedowns of fixed maturities amounted to $15.9 million and $1.7 million for the years ended December 31, 1994 and 1993, respectively, and $2.2 million for the period July 22, 1992 to December 31, 1992.

   Implementation of a new accounting statement for the valuation of fixed maturities at December 31, 1993, resulted in the recognition of a deferred dividend liability of $49.6 million.

   Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

7) DISCONTINUED OPERATIONS

   Summarized financial information of the GIC Segment is as follows:

                                            DECEMBER 31,
                                      ----------------------
                                          1994        1993
                                      ----------  ----------
                                           (IN MILLIONS)
Assets
Mortgage loans on real estate  ...... $1,730.5    $2,076.0
Equity real estate ..................  1,194.8     1,445.2
Other invested assets ...............    978.8     1,132.4
Other assets ........................    529.5       660.3
                                      ----------  ----------
Total Assets ........................ $4,433.6    $5,313.9
                                      ==========  ==========
Liabilities
Policyholders' liabilities .......... $1,924.0    $2,698.5
Allowance for future losses .........    185.6       236.4
Amounts due to continuing operations   2,108.6     2,125.9
Other liabilities ...................    215.4       253.1
                                      ----------  ----------
Total Liabilities ................... $4,433.6    $5,313.9
                                      ==========  ==========

                                                      YEARS ENDED DECEMBER 31,
                                                  -------------------------------
                                                     1994       1993       1992
                                                  ---------  ---------  ---------
                                                            (IN MILLIONS)
Revenues
Investment income (net of investment expenses of
 $174.0, $175.8 and $117.4) ..................... $368.4     $526.4     $ 559.1
Investment gains (losses), net ..................   26.8      (22.6)      (21.7)
Policy fees, premiums and other income  .........     .3        8.7         3.4
                                                  ---------  ---------  ---------
Total revenues ..................................  395.5      512.5       540.8
Benefits and other deductions ...................  417.2      537.2       701.7
                                                  ---------  ---------  ---------
Losses Charged to Allowance for Future Losses  .. $(21.7)    $(24.7)    $(160.9)
                                                  =========  =========  =========

   In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. In 1992, implementation of a new accounting statement for income taxes resulted in a benefit which was offset by a pre-tax $33.6 million addition to the allowance for future losses. Additionally, at December 31, 1993, implementation of a new accounting statement for the valuation of fixed maturities resulted in a benefit of $13.1 million which was offset by a corresponding addition to the allowance for future losses.

   The amounts due to continuing operations at December 31, 1994 and 1993 consist of $3,324.0 million and $3,284.0 million, respectively, borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million and $1,158.1 million, respectively, representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

   In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions.

   Investment income includes $88.2 million, $97.7 million and $94.2 million of interest income in 1994, 1993 and 1992, respectively, on amounts due from continuing operations. Benefits and other deductions includes $193.1 million, $188.4 million and $132.8 million of interest expense related to amounts borrowed from continuing operations in 1994, 1993 and 1992, respectively.

   Valuation allowances amounted to $50.2 million and $61.4 million on mortgage loans on real estate and $74.7 million and $61.5 million on equity real estate at December 31, 1994 and 1993, respectively. Writedowns of fixed maturities amounted to $17.8 million, $1.1 million and $5.2 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   The fixed maturity portfolio, based on amortized cost, includes $43.3 million and $59.8 million at December 31, 1994 and 1993, respectively, of restructured securities. These amounts include problem fixed maturities of $9.7 million and $21.3 million at December 31, 1994 and 1993, respectively.

   At December 31, 1994 and 1993, problem mortgage loans on real estate had amortized costs of $14.9 million and $64.8 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $371.2 million and $373.3 million, respectively. At December 31, 1993, the restructured mortgage loans on real estate amount included $.2 million of problem mortgage loans on real estate.

   At December 31, 1994 and 1993, the GIC Segment had $312.2 million and $325.9 million, respectively, of real estate acquired in satisfaction of debt.

8) SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                       DECEMBER 31,
                                                  ---------------------
                                                      1994       1993
                                                  ----------  ---------
                                                       (IN MILLIONS)
Short-term debt ................................. $   20.0    $  200.7
                                                  ----------  ---------
Long-term debt:
Equitable Life:
 Eurodollar notes, 10.375% due 1995 .............     34.6        66.0
 Eurodollar notes, 10.5% due 1997 ...............     76.2        76.2
 Zero coupon note, 11.25% due 1997 ..............    107.8        96.6
 Other ..........................................     48.7        37.4
                                                  ----------  ---------
  Total Equitable Life ..........................    267.3       276.2
                                                  ----------  ---------
Wholly Owned and Joint Venture Real Estate:
 Mortgage notes, 3.89% - 12.75% due through 2019   1,046.2     1,073.2
                                                  ----------  ---------
Alliance:
  Direct placement notes ........................    --          105.0
  Other .........................................      3.9         4.4
                                                  ----------  ---------
   Total Alliance ...............................      3.9       109.4
                                                  ----------  ---------
Total long-term debt ............................  1,317.4     1,458.8
                                                  ----------  ---------
Total Short-term and Long-term Debt ............. $1,337.4    $1,659.5
                                                  ==========  =========

 Short-term Debt

   On July 11, 1994, Equitable Life established a three-year $350.0 million bank credit facility which replaced a similar $550.0 million credit facility scheduled to mature in August 1994. This facility is available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1994 range from 5.5% (the Federal Funds rate plus 50 basis points) to 8.5% (the prime rate). No amounts have been borrowed under this bank credit facility at December 31, 1994.

   Equitable Life has a commercial paper program with an issue limit of up to $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million three-year bank credit facility. No amounts have been borrowed under this program through December 31, 1994.

   Alliance established a $100.0 million revolving credit facility with several banks during 1994. On March 31, 1997, the revolving credit facility converts into a term loan payable quarterly in equal installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1994, there were no amounts outstanding under the facility.

   During 1994, Alliance authorized a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus
 .2875%. A fee of .1250% per annum is paid quarterly on the entire facility. At December 31, 1994, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

   During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

 Long-term Debt

   Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

   During 1994, Alliance repaid the direct placement notes.

   The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,744.4 million and $1,855.6 million at December 31, 1994 and 1993, respectively, as collateral for certain long-term debt.

   At December 31, 1994, aggregate maturities of the long-term debt based on required principal payments at maturity for 1995 and the succeeding four years are $39.9 million, $124.6 million, $467.2 million, $301.3 million and $15.3 million, respectively, and $414.0 million thereafter.

9) FEDERAL INCOME TAXES

   A summary of the Federal income tax expense (benefit) in the consolidated statements of earnings is shown below:

                                          YEARS ENDED DECEMBER 31,
                                       ----------------------------
                                          1994      1993      1992
                                       --------  --------  --------
                                               (IN MILLIONS)
  Federal income tax expense
    (benefit):
  Current ............................ $  4.0    $115.8    $ 30.7
  Deferred ...........................   97.2     (24.5)    (11.5)
                                       --------  --------  --------
  Total .............................. $101.2    $ 91.3    $ 19.2
                                       ========  ========  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings (loss) from operations before Federal income taxes by the expected Federal income tax rate (35% for 1994 and 1993 and 34% for 1992).

   The sources of the difference and the tax effects of each are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                               -------------------------------
                                                  1994       1993       1992
                                               ---------  ---------  ---------
                                                         (IN MILLIONS)
Expected Federal income tax expense (benefit)  $138.1     $106.3     $(2.4)
Differential earnings amount .................  (16.8)     (23.2)      6.4
Adjustment of tax audit reserves .............   (4.6)      22.9      22.5
Tax rate adjustment ..........................   --         (5.0)      --
Other ........................................  (15.5)      (9.7)     (7.3)
                                               ---------  ---------  ---------
Federal Income Tax Expense ................... $101.2     $ 91.3     $19.2
                                               =========  =========  =========

   Prior to the date of demutualization, Equitable Life, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years are still being recomputed.

   The Internal Revenue Service is in the process of examining Equitable Life's Federal income tax returns for the years 1984 through 1988. Management believes these audits will have no material adverse effect on the Company's consolidated results of operations.

   The components of the net deferred Federal income tax asset are as follows:

                                        DECEMBER 31, 1994         DECEMBER 31, 1993
                                    ------------------------  ------------------------
                                      ASSETS     LIABILITIES    ASSETS     LIABILITIES
                                    ---------  -------------  ---------  -------------
                                                       (IN MILLIONS)
Deferred policy acquisition costs,
 reserves and reinsurance ......... $--        $220.3         $ --       $200.9
Investments .......................  --          18.7           --        126.4
Compensation and related benefits    307.3       --            288.5       --
Other .............................  --           5.8           66.6       --
                                    ---------  -------------  ---------  -------------
Total ............................. $307.3     $244.8         $355.1     $327.3
                                    =========  =============  =========  =============

   The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                 ------------------------------
                                                    1994       1993       1992
                                                 --------  ----------  --------
                                                          (IN MILLIONS)
Deferred policy acquisition costs, reserves and
 reinsurance ................................... $ 13.0    $(46.7)     $ 26.9
Investments ....................................   89.3      60.4       (41.0)
Compensation and related benefits ..............   10.0     (50.1)       (2.4)
Other ..........................................  (15.1)     11.9         5.0
                                                 --------  ----------  --------
Deferred Federal Income Tax Expense (Benefit)  . $ 97.2    $(24.5)     $(11.5)
                                                 ========  ==========  ========

10) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding Group Life and Health) is summarized as follows:

                                                            YEARS ENDED DECEMBER
                                                                    31,
                                                           --------------------
                                                              1994       1993
                                                           ---------  ---------
                                                               (IN MILLIONS)
Direct premiums .......................................... $476.7     $458.8
Reinsurance assumed ......................................  180.5      169.9
Reinsurance ceded ........................................  (31.6)     (29.6)
                                                           ---------  ---------
Premiums ................................................. $625.6     $599.1
                                                           =========  =========
Universal Life and Investment- type Product Policy Fee
 Income Ceded ............................................ $ 27.5     $ 33.7
                                                           =========  =========
Policyholders' Benefits Ceded ............................ $ 20.7     $ 72.3
                                                           =========  =========
Interest Credited to Policyholders' Account Balances
 Ceded ................................................... $ 25.4     $ 24.1
                                                           =========  =========

   For the year ended December 31, 1992, reinsurance premiums assumed totaled $151.0 million and reinsurance premiums ceded totaled $16.6 million.

   Prior to 1993, the Insurance Group generally reinsured mortality risks in excess of $10.0 million on any single life. In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business between $5.0 million and $10.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

   The Insurance Group cedes 100% of its Group Life and Health business to CIGNA. Premiums ceded to CIGNA totaled $241.0 million, $895.1 million and $1,126.7 million for the years ended December 31, 1994, 1993 and 1992, respectively. Ceded death and disability benefits totaled $235.5 million and $787.8 million for the years ended December 31, 1994 and 1993, respectively. Insurance liabilities ceded totaled $833.4 million and $1,130.3 million at December 31, 1994 and 1993, respectively.

11) EMPLOYEE BENEFIT PLANS

   The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

   Components of net periodic pension cost for the qualified and non-qualified plans is as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                ------------------------------
                                                   1994       1993       1992
                                                ---------  ---------  --------
                                                         (IN MILLIONS)
Service cost .................................. $  30.3    $  29.8    $ 30.6
Interest cost on projected benefit obligations    111.0      108.0     104.2
Actual return on assets .......................    24.4     (178.6)    (52.6)
Net amortization and deferrals ................  (142.5)      55.3     (67.4)
                                                ---------  ---------  --------
Net Periodic Pension Cost ..................... $  23.2    $  14.5    $ 14.8
                                                =========  =========  ========

   The funded status of the qualified and non-qualified pension plans is as follows:

                                                                             DECEMBER 31,
                                                                       ----------------------
                                                                           1994        1993
                                                                       ----------  ----------
                                                                            (IN MILLIONS)
Actuarial present value of obligations:
 Vested .............................................................. $1,295.5    $1,403.5
 Non-vested ..........................................................      8.7        10.4
                                                                       ----------  ----------
Accumulated Benefit Obligation ....................................... $1,304.2    $1,413.9
                                                                       ========    ==========
Plan assets at fair value ............................................ $1,193.5    $1,259.5
Projected benefit obligation .........................................  1,403.4     1,488.9
                                                                       ----------  ----------
Projected benefit obligation in excess of plan assets ................   (209.9)     (229.4)
Unrecognized prior service cost ......................................    (33.2)      (39.0)
Unrecognized net loss from past experience different from that
 assumed .............................................................    298.9       309.8
Unrecognized net asset at transition .................................    (20.8)      (34.2)
Additional minimum liability .........................................    (37.8)      (56.8)
                                                                       ----------  ----------
Accrued Pension Cost ................................................. $   (2.8)   $  (49.6)
                                                                       ==========  ==========

   The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.75% and 4.88% at December 31, 1994 and 7.5% and 4% at December 31, 1993, respectively. As of January 1, 1994 and 1993, the expected long-term rate of return on assets for the retirement plan was 10%.

   The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $2.7 million, net of Federal income taxes, at December 31, 1994 representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

   The pension plan's assets include corporate and government debt securities, equity securities, real estate, U.S. Treasury bonds and shares of Alliance mutual funds.

   As of December 31, 1993, the Company changed the method of estimating the market-related value of plan assets, from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated financial position or statements of earnings.

   Prior to 1987, the qualified plan funded participants' benefits through the purchase of non- participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $38.1 million, $39.9 million and $41.6 million for the years ended December 31, 1994, 1993 and 1992, respectively.

   The Company provides certain medical and life insurance benefits ("postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1994, 1993 and 1992, the Company made estimated postretirement benefits payments of $29.8 million, $29.7 million and $31.6 million, respectively.

   The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                              YEARS ENDED DECEMBER 31,
                                             ------------------------
                                               1994     1993     1992
                                             -------  -------  ------
                                                   (IN MILLIONS)
Service cost ............................... $ 3.9    $ 5.3    $ 6.0
Interest cost on accumulated postretirement
 benefits obligation .......................  28.6     29.2     31.9
Unrecognized prior service cost ............  (3.9)    (6.9)     --
Net amortization and deferrals .............   --       1.5      --
                                             -------  -------  ------
Net Periodic Postretirement Benefits Costs   $28.6    $29.1    $37.9
                                             =======  =======  ======

                                                           DECEMBER 31,
                                                     ----------------------
                                                         1994        1993
                                                     ----------  ----------
                                                          (IN MILLIONS)
  Accumulated postretirement benefits obligation:
  Retirees ......................................... $(300.4)    $(283.4)
  Fully eligible active plan participants ..........   (33.0)      (38.7)
  Other active plan participants ...................   (44.0)      (75.1)
                                                     ----------  ----------
                                                      (377.4)     (397.2)
Unrecognized benefit of plan amendments ............    (3.2)       --
Unrecognized prior service cost ....................   (61.9)      (66.6)
Unrecognized net loss from past experience
  different from that assumed and from changes in
  assumptions ......................................    64.7        85.5
                                                     ----------  ----------
Accrued Postretirement Benefits Cost ............... $(377.8)    $(378.3)
                                                     ==========  ==========

   In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. As of January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

   The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1994, gradually declining to 5% in the year 2004 and in 1993 was 13%, gradually declining to 6% in the year 2007. The weighted average discount rate used in determining the accumulated postretirement benefits obligation was 8.75%, 7.5% and 8.5% at December 31, 1994, 1993 and 1992, respectively.

   If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1994 would be increased 6.6%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8.6%.

12) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

 Derivatives

   The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest swap transactions are on an accrual basis. Gains and losses related to hedge transactions are amortized as yield adjustments for the remaining life of the underlying hedged item. Income and expense resulting from derivative activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1994 was $1,906.6 million. The average unexpired terms at December 31, 1994 range from 2.2 to 2.9 years. At December 31, 1994, the cost of terminating outstanding matched swaps in a loss position was $79.8 million and the unrealized gain on outstanding matched swaps in a gain position was $17.6 million. The Company has no intention of terminating these contracts prior to maturity. During 1994, 1993 and 1992, net (losses) gains of $(.2) million, $-0- million and $2.2 million, respectively, were recorded in connection with interest rate swap activity.

 Fair Value of Financial Instruments

   The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1994 and 1993.

   Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

   The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

   The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

   Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

   The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3 and 6:

                                                         DECEMBER 31,
                                     --------------------------------------------------
                                                1994                      1993
                                     ------------------------  ------------------------
                                       CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                        VALUE      FAIR VALUE     VALUE      FAIR VALUE
                                     ----------  ------------  ----------  ------------
                                                        (IN MILLIONS)
Consolidated Financial Instruments:
-----------------------------------
Mortgage loans on real estate  ..... $4,018.0    $3,919.4      $4,592.1    $4,889.6
Other joint ventures ...............    544.4       544.4         658.3       658.3
Policy loans .......................  1,731.2     1,676.6       1,549.1     1,622.3
Risk based Separate Account assets      269.8       269.0         283.4       283.6
Policyholders' account balances:
 Association plans .................    141.0       141.0         242.0       247.0
 Group annuity contracts ...........  2,450.0     2,469.0       2,902.0     2,995.0
 SPDA ..............................  1,744.3     1,732.7       2,129.5     2,143.0
 Annuity certain and SCNILC  .......    599.1       624.7         580.4       632.6
Long-term debt .....................  1,317.4     1,249.2       1,458.8     1,299.1
Closed Block Financial Instruments:
-----------------------------------
Mortgage loans on real estate  .....  1,543.7     1,477.8       1,692.3     1,796.1
Other equity investments ...........    179.5       179.5         210.5       210.5
Policy loans .......................  1,827.9     1,721.9       1,877.1     1,961.5
SCNILC liability ...................     39.5        37.0          45.0        45.8
GIC Segment Financial Instruments:
-----------------------------------
Mortgage loans on real estate  .....  1,730.5     1,743.7       2,076.0     2,259.6
Fixed maturities ...................    219.3       219.3         373.0       373.0
Other equity investments ...........    591.8       591.8         711.0       711.0
Guaranteed interest contracts  .....    835.0       855.0       1,601.8     1,717.2
Long-term debt .....................    134.8       127.9         142.8       137.4

13) COMMITMENTS AND CONTINGENT LIABILITIES

   The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1994 totaled $1.9 billion (as of December 31, 1994, $2.0 million has been advanced under these commitments); to make capital contributions of up to $249.5 million to affiliated real estate joint ventures; to advance payments of interest and outstanding balances with respect to certain commercial mortgage loans sold by the Company with outstanding balances at December 31, 1994 of $25.9 million; to guarantee interest on non-recourse debt on investments in real estate; to guarantee $54.4 million of loans at December 31, 1994 made directly to real estate partnerships in which the Company has an ownership interest; to provide equity financing to certain limited partnerships of $67.5 million at December 31, 1994, under existing loan or loan commitment agreements; and to fund its participation in various partnerships which at December 31, 1994 totaled $3.3 million. Management believes the Company will not incur any material losses as a result of these commitments.

   Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

   At December 31, 1994, two money market fund portfolios ("Portfolios") sponsored by Alliance owned $30.0 million principal amount of Tax and Revenue Anticipation Notes Series A issued by Orange County, California due July 19, 1995 ("Orange County Obligations"). On December 6, 1994, Orange County filed a petition in bankruptcy under Chapter 9 of the Federal Bankruptcy Code. Alliance arranged for the issuance of letters of credit by a commercial bank in favor of the Portfolios which allow the Portfolios to draw down an aggregate of up to $31.4 million if Orange County fails to pay principal and interest due at maturity. Alliance is required to pay the bank, on demand, all amounts drawn down by the Portfolios under the letters of credit. The letters of credit will be reduced to reflect any sales of Orange County Obligations by the Portfolios. The Company believes that its loss, if any, resulting from the Orange County Obligations will not be material.

14) LITIGATION

   The Company is a defendant in connection with various legal actions and proceedings of a character normally incident to its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such litigation cannot be predicted with certainty, management believes, after consultation with counsel responsible for such litigation, that the resolution of these actions and proceedings will not result in losses that would have a material effect on the consolidated financial statements.

15) LEASES

   The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1995 and the succeeding four years are $125.6 million, $103.7 million, $77.8 million, $64.5 million, $53.4 million and $372.6 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1995 and the succeeding four years are $9.1 million, $6.8 million, $6.4 million, $5.9 million, $3.9 million and $3.6 million thereafter.

   At December 31, 1994, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1995 and the succeeding four years are $306.9 million, $283.9 million, $254.6 million, $223.1 million and $192.8 million and $876.1 million thereafter.

                                      28





16) SUPPLEMENTAL CASH FLOW INFORMATION

   For the years ended December 31, 1994, 1993 and 1992, respectively, real estate of $189.8 million, $261.8 million and $208.5 million was acquired in satisfaction of debt.

   On January 1, 1992, net assets of $517.6 million were transferred to the discontinued GIC Segment. The transfer included investment assets at amortized cost of $611.3 million and valuation allowances of $17.7 million.

   In connection with the demutualization, certain significant non-cash transactions occurred as follows: assets aggregating $7,714.5 million and liabilities aggregating $8,889.5 million were transferred to the Closed Block (additional detail is provided in Note 6); secured and surplus notes aggregating $1.0 billion issued to AXA were exchanged for 69.8 million shares of the Holding Company's common stock, 2.5 million shares of convertible preferred stock and 2.989 million shares of the Holding Company's redeemable preferred stock; policyholders received 22.6 million shares of common stock for policyholders' membership interest and retained earnings of $1,089.4 million were transferred to common stock and capital in excess of par; and policy credits of $48.5 million were credited to certain policyholders and $19.7 million were accrued or paid to certain policyholders with such policy credits and cash payments being charged to retained earnings.

17) OTHER OPERATING COSTS AND EXPENSES

   Other operating costs and expenses consisted of the following:

                                                   YEARS ENDED DECEMBER 31,
                                            -------------------------------------
                                                1994         1993         1992
                                            -----------  -----------  -----------
                                                         (IN MILLIONS)
Compensation costs ........................ $  690.0     $1,452.3     $1,302.2
Commissions ...............................    313.0        551.1        491.5
Short-term debt interest expense ..........     19.0        317.1        176.1
Long-term debt interest expense ...........     98.3         86.0        166.0
Amortization of policy acquisition costs  .    318.1        275.9        144.7
Capitalization of policy acquisition costs    (410.9)      (397.8)      (409.0)
Rent expense, net of sub-lease income  ....    128.9        159.5        213.7
Other .....................................    786.7      1,140.1      1,010.5
                                            -----------  -----------  -----------
Total ..................................... $1,943.1     $3,584.2     $3,095.7
                                            ===========  ===========  ===========

   During the years ended December 31, 1994, 1993 and 1992, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $20.4 million, $96.4 million and $24.8 million, respectively. The amounts paid during 1994, associated with the 1994 cost reduction program, totaled $5.0 million. At December 31, 1994, the liabilities associated with the 1994 cost reduction program amounted to $15.4 million. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. The New York Insurance Department has established informal guidelines for the Superintendent's determinations which focus upon, among other things, the overall financial condition and profitability of the insurer under statutory accounting practices. For the years ended December 31, 1994, 1993 and 1992, statutory earnings (loss) totaled $67.5 million, $324.0 million and $(288.6) million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1995.

   At December 31, 1994, the Insurance Group, in accordance with various government and state regulations, had $17.5 million of securities deposited with such government or state agencies.

                                      F-29






   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings (loss) and equity on a GAAP basis.

                                                              YEARS ENDED DECEMBER 31,
                                                         ---------------------------------
                                                            1994       1993        1992
                                                         ---------  ---------  -----------
                                                                    (IN MILLIONS)
Net change in statutory surplus and capital stock  ..... $ 292.4    $ 190.8    $   534.2
Change in asset valuation reserves .....................  (285.2)     639.1         81.2
                                                         ---------  ---------  -----------
Net change in statutory surplus, capital stock and
 asset valuation reserves ..............................     7.2      829.9        615.4
Adjustments:
  Future policy benefits and policyholders' account
    balances ...........................................   (11.0)    (171.0)       (72.1)
  Deferred policy acquisition costs ....................    92.8      121.8        264.3
  Deferred Federal income taxes ........................   (59.7)     (57.5)       394.2
  Valuation of investments .............................    45.2      202.3        (37.0)
  Valuation of investment subsidiary ...................   396.6     (464.9)       (37.8)
  Limited risk reinsurance .............................    74.9       85.2        (20.7)
  Sale of subsidiary and joint venture .................    --       (366.5)       --
  Surplus note .........................................    --         --          250.0
  Contribution from the Holding Company ................  (300.0)      --          --
  Demutualization transaction ..........................    --         --       (1,129.3)
  Postretirement benefits ..............................    17.1       23.8       (357.5)
  Other, net ...........................................   (44.0)      60.3        (30.9)
  GAAP adjustments of Closed Block .....................     4.5      (16.0)        (7.4)
  GAAP adjustments of discontinued GIC Segment .........    42.8      (35.0)        53.5
                                                         ---------  ---------  -----------
  Net Earnings (Loss) .................................. $ 266.4    $ 212.4    $  (115.3)
                                                         =========  =========  ===========

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                          1994        1993        1992
                                                      ----------  ----------  -----------
                                                                  (IN MILLIONS)
Statutory surplus and capital stock ................. $2,124.8    $1,832.4    $ 1,641.6
Asset valuation reserves ............................    980.2     1,265.4        626.3
                                                      ----------  ----------  -----------
Statutory surplus, capital stock and asset valuation
 reserves ...........................................  3,105.0     3,097.8      2,267.9
Adjustments:
  Future policy benefits and policyholders' account
    balances ........................................   (949.5)     (938.5)      (747.0)
  Deferred policy acquisition costs .................  3,221.1     2,858.8      2,887.5
  Deferred Federal income taxes .....................    (26.8)     (137.8)       (52.9)
  Valuation of investments ..........................   (794.1)      (29.8)      (507.5)
  Valuation of investment subsidiary ................   (476.5)     (873.1)      (408.2)
  Limited risk reinsurance ..........................   (845.9)     (920.8)    (1,006.0)
  Postretirement benefits ...........................   (316.6)     (333.7)      (357.5)
  Other, net ........................................    (79.2)      (81.9)       (67.4)
  GAAP adjustments of Closed Block ..................    578.8       574.2        577.0
  GAAP adjustments of discontinued GIC Segment ......   (221.9)     (264.6)      (226.0)
                                                      ----------  ----------  -----------
  Total Shareholder's Equity ........................ $3,194.4    $2,950.6    $ 2,359.9
                                                      ==========  ==========  ===========

19) BUSINESS SEGMENT INFORMATION

   The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination, principally includes debt not specific to any business segment. Net assets of $1,924.6 million at December 31, 1993 held within the Insurance Group and previously presented in Consolidation/elimination are now presented as Attributed Insurance Capital within insurance operations. Attributed Insurance Capital represents net assets and related revenues and earnings

                                      F30






of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

   Effective January 1, 1993, management changed the methodology for determining the capital requirements of the Company's insurance business segments. This new methodology requires the annual transfer of cash and cash equivalents to and from Attributed Insurance Capital and the Individual Insurance and Annuities and Group Pension segments to result in the insurance business segments having assets equal to adjusted liabilities plus equity maintained at Equitable Life and its life insurance subsidiaries determined in accordance with statutory accounting practices. Had this methodology been in place at January 1, 1992, investment income for the Individual Insurance and Annuities and Group Pension segments would have been reduced by $80.4 million and $4.5 million, respectively, and other operating costs and expenses for Attributed Insurance Capital would have been decreased by $84.9 million for the year ended December 31, 1992.

   The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

   The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

   Intersegment investment advisory and other fees of approximately $135.3 million, $128.6 million and $131.2 million for 1994, 1993 and 1992, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $27.4 million, $17.0 million and $19.0 million for 1994, 1993 and 1992, respectively, are eliminated in consolidation.

   The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.

                                                              YEARS ENDED DECEMBER 31,
                                                        ----------------------------------
                                                            1994        1993        1992
                                                        ----------  ----------  ----------
                                                                   (IN MILLIONS)
Revenues
Individual insurance and annuities .................... $3,110.7    $2,981.5    $3,479.6
Group pension .........................................    359.1       426.6       512.0
Attributed insurance capital ..........................     79.4        61.6        85.2
                                                        ----------  ----------  ----------
 Insurance operations .................................  3,549.2     3,469.7     4,076.8
Investment services ...................................    935.2     2,792.6     2,314.4
Consolidation/elimination .............................    (24.7)      (40.5)     (106.2)
                                                        ----------  ----------  ----------
Total ................................................. $4,459.7    $6,221.8    $6,285.0
                                                        ==========  ==========  ==========
Earnings (loss) before Federal income taxes,
 extraordinary item and cumulative effect of
 accounting changes
Individual insurance and annuities .................... $  245.5    $   76.2    $ (148.0)
Group pension .........................................     15.8         2.0        16.2
Attributed insurance capital ..........................     69.8        49.0       (17.2)
                                                        ----------  ----------  ----------
 Insurance operations .................................    331.1       127.2      (149.0)
Investment services ...................................    177.5       302.1       289.8
Consolidation/elimination .............................       .3          .5         4.6
                                                        ----------  ----------  ----------
  Subtotal ............................................    508.9       429.8       145.4
Corporate interest expense ............................   (114.2)     (126.1)     (152.6)
                                                        ----------  ----------  ----------
Total ................................................. $  394.7    $  303.7    $   (7.2)
                                                        ==========  ==========  ==========

                                           DECEMBER 31,
                                    ------------------------
                                        1994         1993
                                    -----------  -----------
                                          (IN MILLIONS)
Assets
Individual insurance and annuities  $44,063.4    $42,667.1
Group pension .....................   4,222.8      4,928.4
Attributed insurance capital  .....   2,609.8      2,852.4
                                    -----------  -----------
 Insurance operations .............  50,896.0     50,447.9
Investment services ...............  12,127.9     12,229.1
Consolidation/elimination .........  (1,614.4)    (1,589.3)
                                    -----------  -----------
Total ............................. $61,409.5    $61,087.7
                                    ===========  ===========

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for the years ended December 31, 1994, 1993 and 1992, are summarized below:

                                                THREE MONTHS ENDED,
                              -----------------------------------------------------
                                MARCH 31    JUNE 30     SEPTEMBER 30    DECEMBER 31
                              ----------  ----------  --------------  -------------
                                                   (IN MILLIONS)
1994
----------------------------
Total Revenues .............. $1,107.4    $1,075.0    $1,153.8        $1,123.5
Earnings before Cumulative
 Effect of Accounting Change  $   64.0    $   68.4    $   89.1        $   72.0
Net Earnings ................ $   36.9    $   68.4    $   89.1        $   72.0
1993
----------------------------
Total Revenues .............. $1,502.2    $1,539.7    $1,679.4        $1,500.5
                              ==========  ==========  ==============  =============
Net Earnings ................ $   32.3    $   47.1    $   68.8        $   64.2
                              ==========  ==========  ==============  =============
1992
----------------------------
Total Revenues .............. $1,781.7    $1,647.7    $1,484.4        $1,371.2
                              ==========  ==========  ==============  =============
(Loss) Earnings before
 Extraordinary Item and
 Cumulative Effect of
 Accounting Changes ......... $   (3.6)   $  (18.9)   $   25.0        $  (28.9)
                              ==========  ==========  ==============  =============
Net Loss .................... $  (18.6)   $  (44.7)   $  (23.1)       $  (28.9)
                              ==========  ==========  ==============  =============
Net Earnings (Loss) After
 Demutualization ............                         $   34.1        $  (28.9)
                                                      ==============  =============

21) INVESTMENT IN DLJ

   On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flows for the years ended December 31, 1993 and 1992. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

                                      F-32






   Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                   DECEMBER 31,
                                                            ------------------------
                                                                1994         1993
                                                            -----------  -----------
                                                                  (IN MILLIONS)
Assets:
Trading account securities, at market value ............... $ 8,970.0    $11,589.8
Securities purchased under resale agreements ..............  10,476.4     11,547.7
Broker-dealer related receivables .........................  11,784.8     13,745.2
Other assets ..............................................   1,884.9      1,884.0
                                                            -----------  -----------
Total Assets .............................................. $33,116.1    $38,766.7
                                                            ===========  ===========
Liabilities:
Securities sold under repurchase agreements ............... $18,356.7    $20,923.5
Broker-dealer related payables ............................  10,618.0     13,450.3
Short-term and long-term debt .............................   1,956.5      2,321.7
Other liabilities .........................................   1,139.6      1,095.9
                                                            -----------  -----------
Total liabilities .........................................  32,070.8     37,791.4
Total shareholders' equity ................................   1,045.3        975.3
                                                            -----------  -----------
Total Liabilities, Cumulative Exchangeable Preferred Stock
 and Shareholders' Equity ................................. $33,116.1    $38,766.7
                                                            ===========  ===========
DLJ's equity as reported .................................. $ 1,045.3    $   975.3
Unamortized cost in excess of net assets acquired in 1985        50.8         53.9
Reclassification of Cumulative Exchangeable Preferred
 Stock ....................................................    (225.0)      (225.0)
The Holding Company's equity ownership in DLJ .............    (532.1)      (490.6)
                                                            -----------  -----------
The Company's Carrying Value of DLJ ....................... $   339.0    $   313.6
                                                            ===========  ===========

   Summarized statements of earnings information for DLJ reconciled to the Company's equity earnings of DLJ is as follows:

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                       1994
                                                                 --------------
                                                                  (IN MILLIONS)
Commission, fees and other income .............................. $  953.5
Net investment income ..........................................    791.9
Dealer, trading and investment gains, net ......................    263.3
                                                                 --------------
Total Revenues .................................................  2,008.7
Total Expenses .................................................  1,885.7
                                                                 --------------
Net Earnings ................................................... $  123.0
DLJ's net earnings as reported ................................. $  123.0
Amortization of cost in excess of net assets acquired in 1985  .     (3.1)
Reclassification of Cumulative Exchange Preferred Stock
 Dividend ......................................................    (20.9)
The Holding Company's equity in DLJ's earnings .................    (60.9)
                                                                 --------------
The Company's Equity in DLJ's Earnings ......................... $   38.1
                                                                 ==============

22) RELATED PARTY TRANSACTIONS

   On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

                                      F-33






23) SUBSEQUENT EVENTS

   In early 1995, seven complaints were filed by various groups of shareholders of the Alliance North American Government Income Trust, Inc. (the "Fund") alleging violations of Federal securities laws, fraud, negligence, negligent misrepresentations and omissions, breach of fiduciary duty and breach of contract in connection with the Fund's investments in Mexican and Argentine securities. Each of the actions is brought against the Fund, Alliance, which is the investment advisor to the Fund, and Alliance Capital Management Corporation, a wholly owned subsidiary of the Company which owns the 1% general partnership interest in Alliance. Other entities and persons are named as defendants in certain of the complaints. Each of the actions seeks to have a plaintiff class certified consisting of all shareholders of the Fund who purchased or owned shares in the Fund at varying times between February 1992 and December 1994. It is possible that one or more additional actions making similar allegations may be filed against Alliance and certain of the other entities and persons noted above. The actions seek an unspecified amount of damages, costs and attorneys' fees. Alliance believes that the allegations in each of the actions are without merit and intends to vigorously defend against the claims in the actions. While the ultimate results of these actions cannot be determined, management of Alliance does not expect that these actions will have a material adverse effect on Alliance's business.

                                     F-34